UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21154
                                                     ---------------------

             Nuveen Connecticut Dividend Advantage Municipal Fund 3
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: November 30, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


SEMI-ANNUAL REPORT | Nuveen Investments
 November 30, 2008 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

                        NUVEEN CONNECTICUT
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NTC

                        NUVEEN CONNECTICUT
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NFC

                        NUVEEN CONNECTICUT
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 2
                        NGK

                        NUVEEN CONNECTICUT
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND 3
                        NGO

                        NUVEEN MASSACHUSETTS
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NMT

                        NUVEEN MASSACHUSETTS
                        DIVIDEND ADVANTAGE
                        MUNICIPAL FUND
                        NMB

                        NUVEEN INSURED
                        MASSACHUSETTS
                        TAX-FREE ADVANTAGE
                        MUNICIPAL FUND
                        NGX

                        NUVEEN MISSOURI
                        PREMIUM INCOME
                        MUNICIPAL FUND
                        NOM

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] | Robert P. Bremner | Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on asset values for equities and fixed income, and unfortunately the performance of the Nuveen Funds has been similarly affected. I hope that you will carefully review the Portfolio Managers' Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report. These comments highlight the individual manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.Nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
January 20, 2009

Portfolio Managers' COMMENTS

Nuveen Investments Municipal Closed-End Funds | NTC, NFC, NGK, NGO,
                                                NMT, NMB, NGX, NOM

Portfolio managers Cathryn Steeves and Scott Romans discuss key investment strategies and the six-month performance of these eight Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Connecticut and Massachusetts Funds since 2006. Scott, who has been with Nuveen since 2000, assumed portfolio management responsibility for NOM in 2003.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED NOVEMBER 30, 2008?

During this period, stress in the financial and credit markets led to increased price volatility for many securities, reduced liquidity and a general flight to quality. In this environment, we took a defensive approach to managing these Funds, focusing on preserving and enhancing liquidity, managing duration(1) risk and continuing to invest for the long term.

As events unfolded, we carefully watched the municipal bond market for attractive purchase opportunities, using a fundamental approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. One area of the market that we found attractive during this period was higher education and we purchased several issues in this sector for the Connecticut Funds. All of the Connecticut Funds also added general obligation bonds issued by the state. For all eight Funds, a top priority was preserving or enhancing liquidity when we found appropriate opportunities to do so.

To provide liquidity for purchases, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell such bonds into solid retail demand. This was especially true in Missouri, where a substantial decline in issuance during this period meant fewer bonds available in the primary market. Given the market environment, retail demand was strongest for higher credit quality bonds, especially tax-backed securities (e.g., state and local general obligation bonds) with intermediate maturities. Some of the Funds also selectively sold holdings with shorter durations.

As a key dimension of risk management, we employed a disciplined approach to duration positioning as an important component of our overall strategy. As part of this approach, we used inverse floating rate securities(2) in the Connecticut Funds and NOM throughout the six-month period. We also added inverse floaters to all three of the Massachusetts Funds during this period. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. NMT and NMB also invested in certain types of derivative(3) instruments in an effort to lengthen duration and help us manage common

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) An inverse floating rate security also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(3) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, please refer to the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report.

share net asset value (NAV) while trying to minimize any negative impact on income streams or common share dividends over the short term. As of November 30, 2008, we continued to use inverse floaters in all eight of these Funds, while the derivatives had been removed from NMT and NMB

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average  Annual Total Returns on Common Share Net Asset Value*

For periods ended 11/30/08

                                        Six-Month    1-Year   5-Year    10-Year
Connecticut Funds
NTC                                      -12.29%    -11.45%    1.07%       3.81%
NFC                                      -11.13%     -9.53%    1.88%        N/A
NGK                                      -10.41%     -9.27%    1.71%        N/A
NGO                                      -11.80%    -11.18%    1.18%        N/A

Massachusetts Funds
NMT                                      -14.34%    -14.29%    0.74%       3.19%
NMB                                      -13.45%    -13.76%    0.96%        N/A

Missouri Fund
NOM                                      -13.36%    -13.93%    0.31%       3.24%

Lipper Other States
Municipal Debt Funds
Average(4)                               -14.13%    -14.38%    0.64%       3.22%

Barclays Capital
Municipal Bond Index(5)                  - 4.98%     -3.61%    2.59%       4.14%

S&P National Municipal
Bond Index(6)                             -5.48%     -4.43%    2.55%        N/A

Insured Massachusetts Fund
NGX                                      -10.62%    -10.55%    1.81%        N/A

Lipper Single-State Insured
Municipal Debt Funds
Average(7)                               -15.41%    -15.55%    0.23%       3.42%

Barclays Capital
Insured Municipal
Bond Index(5)                            - 5.66%     -4.76%    2.43%       4.15%

S&P National Municipal
Bond Index(6)                             -5.48%     -4.43%    2.55%        N/A

* Six-month returns are cumulative; returns for one-year, five-year and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 46; 1 year, 46; 5 years, 27; and 10 years, 18. The performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, while the Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Lehman indexes do not reflect any expenses.

(6) The Standard & Poor's National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

(7) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 44; 1 year, 44 funds; 5 years, 44 funds; and 10 years, 24 funds. The performance of the Lipper Single-State Insured Municipal Debt Funds Average represents the overall average of returns for funds from eight different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

For the six months ended November 30, 2008, the cumulative returns on common share NAV for NTC, NFC, NGK, NGO, NMB and NOM exceeded the average return for the Lipper Other State Municipal Debt Funds Average, while NMT trailed this average by a slight margin. At the same time, NGX outperformed the average return for the Lipper Single-State Insured Municipal Debt Funds Average. The seven uninsured Funds underperformed the national Barclays Capital and S&P National Municipal Bond Indexes. NGX lagged the national Barclays Capital Insured Municipal Bond Index and the S&P National Municipal Bond Index. Shareholders should note the Lipper Other States Municipal Debt Funds Average and the Barclay Capital Municipal Bond Index include bonds from states not covered in this report, which may make direct comparisons between the funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure and sector allocations. In addition, the use of leverage was an important factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page 7.

Over this period, we saw the yield curve steepen, as interest rates at the short end of the curve declined and longer rates rose. Given these changes in the interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities of ten years or less generally outperformed the market as a whole, with bonds maturing in two to four years benefiting the most. Because they were less sensitive to interest rate changes, these shorter bonds generally outperformed credits with longer maturities, with the biggest losses posted by bonds with the longest maturities (twenty-two years and longer). In general, the Connecticut and Massachusetts Funds had less exposure to the outperforming short end of the yield curve than the market as a whole, and more exposure to the underperforming longer part of the curve. Although this positioning was a net negative for the performance of these seven Funds, the Funds received positive contributions from their heavier allocation to bonds with intermediate maturities, which performed well. In NOM, duration positioning was a relative positive during this period, due to an underweighting of bonds with the longest maturities (twelve years and longer) and an overweighting in some of the shorter maturity categories, especially in bonds maturing in two to four years, which were the best performers.

As mentioned earlier, all of these Funds used inverse floaters to help bring their durations closer to our strategic target and enhance income-generation capabilities. In general, these inverse floaters had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds at a time when shorter maturities were in favor in the market. The derivative instruments used in NMT and NMB were not in place long enough during this period to have a significant impact on performance.

Credit exposure was also an important factor in performance during these six months. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, as many investors avoided high-yield securities, bonds rated BBB or below and non-rated bonds generally posted poor returns. Insured bonds with underlying credits that were rated BBB or non-rated, originally purchased because of the higher yields they offered, were disproportionately impacted (compared with bonds with underlying credits rated AA or A) if the insurer backing the bond was downgraded. While exposure to lower-rated credits had a negative impact on the Funds for this period, the six-month performances of NFC, NGK and especially NGX benefited on a relative basis from their overall higher credit quality.

During this period, pre-refunded bonds(8), which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Among these Funds, NGX, NFC and NGK had the largest allocations of pre-refunded bonds as of November 30, 2008. Additional sectors of the market that generally contributed to the Funds' performances included general obligation and other tax-backed bonds and water and sewer, electric utilities and education credits. The Connecticut and Massachusetts Funds, in particular, benefited relatively from their heavier allocations to the education sector. This was offset to some degree by their lower allocations to tax-backed credits as compared to the market as a whole, which lessened the positive contribution from this sector.

In general, bonds that were lower rated, regardless of sector, posted weak performance. Revenue bonds as a whole, and the industrial development, health care and housing sectors in particular, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market. While the Funds had relatively small exposures to the industrial development revenue sector, their performances were hurt by their overexposure to the housing sector. NMT, NMB and NOM also were negatively impacted by their heavier allocations to the health care sector during this period.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary factors impacting the six-month returns of these Funds relative to the market indexes was the Funds' use of financial leverage. While leverage offers opportunities to generate additional income and total returns for common shareholders, the benefits provided by leveraging are

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

influenced by the price movements of the bonds in each Fund's portfolio. During this period, as yields on longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, at various points during the six-month period, the Funds' borrowing costs were relatively high, negatively impacting their total returns.

RECENT MARKET DEVELOPMENTS

Beginning in October, the nation's financial institutions and financial markets--including the municipal bond market--experienced significant turmoil. Reductions in demand decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC,

FGIC, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies while AGC and FSA received their first rating reductions by at least one rating agency. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative outlook" or "negative credit watch," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholder unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction rate preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction rate preferred shares, and have made progress in these efforts (at least for certain funds), but at present there is no assurance that these efforts will succeed. These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal Funds' outstanding auction rate preferred shares, for which auctions have been failing for several months. This plan included an initial phase of approximately $1 billion in forty-one Funds. As of November 30, 2008, none of the Funds included in this shareholder report had issued par redemption notices for their auction rate preferred shares.

On August 7, 2008, four Nuveen municipal Funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their auction rate preferred shares totaling $569.9 million. These redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price INFORMATION

During the six-month period ended November 30, 2008, there was one dividend increase in each of the following Funds: NTC, NGO, NMT, NMB and NGX. The dividends of NFC, NGK and NOM remained stable throughout the reporting period.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Funds NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of November 30, 2008, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and all of the Fund's in this report except NOM had a negative UNII balances for financial statement purposes.

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase up to 10% of its common shares. As of November 30, 2008 the Funds' have not repurchased any of their outstanding common shares.

As of November 30, 2008, the Funds' common share prices were trading at premiums or discounts to their common share NAVs as shown in the accompanying chart:

                              11/30/08   Six-Month Average
                              Discount    Premium/Discount
NTC                             -14.98%              -5.73%
NFC                              -8.40%              +1.19%
NGK                              -8.60%              -0.32%
NGO                              -5.27%              -4.56%
NMT                             -15.90%              -9.26%
NMB                              -8.42%              -0.75%
NGX                              -6.91%              -0.46%
NOM                              -3.59%              +3.60%

NTC Performance OVERVIEW | Nuveen Connecticut Premium Income Municipal Fund as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   10.39
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -14.98%
--------------------------------------------------------------------------------
Market Yield                                                               5.77%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.44%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  65,552
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.94
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -24.42%  -12.29%
--------------------------------------------------------------------------------
1-Year                                                          -18.51%  -11.45%
--------------------------------------------------------------------------------
5-Year                                                           -3.52%    1.07%
--------------------------------------------------------------------------------
10-Year                                                           0.79%    3.81%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          25.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.7%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.7%
--------------------------------------------------------------------------------
Other                                                                      12.7%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S. Guaranteed                                                          42%
AA                                                                           33%
A                                                                            11%
BBB                                                                          13%
BB or Lower                                                                   1%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                        0.052
Jan                                                                        0.052
Feb                                                                        0.052
Mar                                                                        0.049
Apr                                                                        0.049
May                                                                        0.049
Jun                                                                        0.049
Jul                                                                        0.049
Aug                                                                        0.049
Sep                                                                         0.05
Oct                                                                         0.05
Nov                                                                         0.05

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.53
                                                                           13.58
                                                                            13.6
                                                                           13.55
                                                                           13.62
                                                                           13.67
                                                                           13.56
                                                                           13.58
                                                                           13.59
                                                                           13.59
                                                                          13.149
                                                                           13.29
                                                                           13.02
                                                                            13.1
                                                                           13.03
                                                                           13.06
                                                                           13.17
                                                                           13.17
                                                                           13.33
                                                                           13.35
                                                                           13.46
                                                                           13.81
                                                                           14.08
                                                                            14.1
                                                                           14.14
                                                                           14.06
                                                                           13.97
                                                                            13.9
                                                                           13.85
                                                                           13.91
                                                                          14.003
                                                                           13.97
                                                                           13.76
                                                                           13.93
                                                                           14.09
                                                                         13.9601
                                                                          14.054
                                                                           14.06
                                                                           13.99
                                                                           14.03
                                                                           13.91
                                                                           13.87
                                                                           13.83
                                                                           13.93
                                                                           14.03
                                                                           14.03
                                                                           14.08
                                                                           14.14
                                                                           14.19
                                                                           13.93
                                                                           13.53
                                                                           13.27
                                                                           13.43
                                                                           13.39
                                                                           13.36
                                                                            13.3
                                                                          13.452
                                                                           13.69
                                                                           13.48
                                                                           13.44
                                                                           13.22
                                                                           13.55
                                                                           13.65
                                                                           13.85
                                                                           13.77
                                                                           13.86
                                                                           13.86
                                                                           13.91
                                                                           13.82
                                                                           13.73
                                                                           13.61
                                                                           13.22
                                                                           13.34
                                                                           13.13
                                                                            13.1
                                                                           13.21
                                                                           13.25
                                                                           13.33
                                                                           13.36
                                                                           13.36
                                                                           13.29
                                                                           13.41
                                                                           13.31
                                                                           13.38
                                                                           13.31
                                                                           13.34
                                                                           13.33
                                                                           13.39
                                                                           13.48
                                                                         13.4501
                                                                           13.45
                                                                           13.37
                                                                           13.36
                                                                           13.44
                                                                           13.41
                                                                           13.45
                                                                           13.45
                                                                           13.52
                                                                           13.51
                                                                           13.65
                                                                           13.58
                                                                           13.58
                                                                            13.7
                                                                           13.97
                                                                           13.93
                                                                           14.13
                                                                           14.17
                                                                           13.98
                                                                           13.89
                                                                           13.95
                                                                           14.02
                                                                              14
                                                                           14.04
                                                                              14
                                                                            14.1
                                                                           14.12
                                                                           14.13
                                                                          14.118
                                                                           14.05
                                                                           13.95
                                                                           13.88
                                                                           13.97
                                                                           13.97
                                                                           14.08
                                                                           14.08
                                                                           14.06
                                                                           14.03
                                                                         14.0899
                                                                           14.17
                                                                           14.22
                                                                          14.156
                                                                           14.06
                                                                           13.82
                                                                            13.5
                                                                           13.75
                                                                           13.77
                                                                           13.68
                                                                            13.7
                                                                           13.65
                                                                           13.68
                                                                          13.767
                                                                           13.77
                                                                           13.63
                                                                           13.48
                                                                           13.52
                                                                           13.54
                                                                           13.54
                                                                           13.57
                                                                          13.572
                                                                           13.46
                                                                           13.62
                                                                           13.66
                                                                           13.56
                                                                           13.47
                                                                           13.46
                                                                           13.31
                                                                           13.28
                                                                           13.33
                                                                           13.28
                                                                           13.25
                                                                           13.33
                                                                           13.37
                                                                           13.32
                                                                           13.32
                                                                           13.33
                                                                           13.32
                                                                           13.35
                                                                           13.46
                                                                           13.49
                                                                         13.4601
                                                                           13.51
                                                                           13.56
                                                                           13.61
                                                                           13.59
                                                                            13.8
                                                                           13.85
                                                                           13.86
                                                                           13.87
                                                                         14.0501
                                                                           14.04
                                                                           14.01
                                                                          13.836
                                                                           13.76
                                                                            13.7
                                                                            13.7
                                                                           13.82
                                                                           13.78
                                                                           13.84
                                                                           13.84
                                                                           13.84
                                                                           13.75
                                                                           13.74
                                                                           13.74
                                                                           13.71
                                                                           13.77
                                                                           13.69
                                                                           13.59
                                                                           13.48
                                                                            13.4
                                                                            13.3
                                                                           13.17
                                                                            12.6
                                                                           12.36
                                                                           12.67
                                                                           12.44
                                                                           12.29
                                                                           12.45
                                                                            12.4
                                                                           12.34
                                                                              12
                                                                           11.75
                                                                           11.74
                                                                           11.68
                                                                           11.23
                                                                           10.51
                                                                           10.38
                                                                            10.2
                                                                            9.18
                                                                            9.02
                                                                           10.07
                                                                           10.22
                                                                            9.89
                                                                            9.89
                                                                           10.25
                                                                           10.65
                                                                           10.75
                                                                           10.99
                                                                           11.43
                                                                           11.38
                                                                         11.4201
                                                                            11.3
                                                                            11.6
                                                                           11.68
                                                                           11.77
                                                                           11.59
                                                                           12.04
                                                                           12.29
                                                                           12.15
                                                                           11.89
                                                                           11.76
                                                                           11.85
                                                                            11.5
                                                                           11.28
                                                                          11.072
                                                                           10.64
                                                                           10.64
                                                                           10.95
                                                                           10.95
                                                                           10.41
                                                                           10.45
                                                                           10.22
                                                                           10.21
                                                                           10.39
11/30/08                                                                   10.39

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0288 per share.

NFC Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   51%
AA                                                                           28%
A                                                                            10%
BBB                                                                           9%
BB or Lower                                                                   2%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0555
Jun                                                                       0.0555
Jul                                                                       0.0555
Aug                                                                       0.0555
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   14.03
                                                                           14.29
                                                                            14.3
                                                                            14.3
                                                                           14.13
                                                                            14.2
                                                                           14.26
                                                                           14.13
                                                                              14
                                                                           14.03
                                                                            13.8
                                                                           13.82
                                                                            13.7
                                                                           13.84
                                                                           13.72
                                                                           13.84
                                                                           13.75
                                                                           13.85
                                                                           13.88
                                                                           14.14
                                                                           14.14
                                                                           14.33
                                                                           14.56
                                                                           14.61
                                                                           14.68
                                                                           14.71
                                                                           14.68
                                                                           14.64
                                                                           14.71
                                                                           14.81
                                                                            14.8
                                                                         14.6701
                                                                           14.85
                                                                            14.8
                                                                           14.85
                                                                           14.78
                                                                           14.85
                                                                           14.81
                                                                           14.55
                                                                           14.49
                                                                           14.48
                                                                           14.84
                                                                            14.8
                                                                           14.83
                                                                           14.85
                                                                           14.85
                                                                           14.85
                                                                           14.85
                                                                           14.92
                                                                           14.87
                                                                           14.59
                                                                            14.3
                                                                           14.37
                                                                           14.28
                                                                           14.25
                                                                           14.25
                                                                           14.24
                                                                            14.1
                                                                           14.05
                                                                           14.01
                                                                           14.06
                                                                           14.14
                                                                           14.27
                                                                           14.36
                                                                           14.36
                                                                            14.6
                                                                           14.53
                                                                           14.51
                                                                           14.32
                                                                           14.26
                                                                           14.28
                                                                           14.02
                                                                           14.33
                                                                            14.3
                                                                           14.26
                                                                           14.32
                                                                            14.2
                                                                            14.2
                                                                            14.2
                                                                           14.25
                                                                           14.24
                                                                          14.223
                                                                           14.49
                                                                           14.31
                                                                           14.37
                                                                         14.3001
                                                                         14.3001
                                                                           14.32
                                                                         14.3101
                                                                         14.3101
                                                                           14.19
                                                                           14.25
                                                                           14.25
                                                                           14.41
                                                                           14.45
                                                                           14.57
                                                                           14.57
                                                                           14.57
                                                                           14.52
                                                                           14.52
                                                                           14.52
                                                                           14.56
                                                                           14.56
                                                                           14.61
                                                                           14.71
                                                                           14.83
                                                                           14.52
                                                                           14.36
                                                                           14.41
                                                                           14.88
                                                                           14.83
                                                                           14.79
                                                                          14.755
                                                                          14.755
                                                                           14.67
                                                                           14.79
                                                                           15.13
                                                                           15.26
                                                                           15.22
                                                                           15.03
                                                                           15.11
                                                                           15.21
                                                                           15.11
                                                                           14.93
                                                                           14.93
                                                                           14.94
                                                                           15.65
                                                                          15.841
                                                                           16.24
                                                                            16.2
                                                                           15.57
                                                                           15.46
                                                                            15.3
                                                                           15.25
                                                                            15.2
                                                                           15.27
                                                                           15.12
                                                                           15.12
                                                                           15.04
                                                                           14.67
                                                                           14.64
                                                                           14.64
                                                                            14.4
                                                                           14.32
                                                                           14.32
                                                                           14.32
                                                                           14.33
                                                                           14.33
                                                                           14.46
                                                                            14.5
                                                                            14.5
                                                                           14.76
                                                                              15
                                                                           14.83
                                                                           14.68
                                                                           14.55
                                                                           14.55
                                                                            14.8
                                                                            14.7
                                                                           14.64
                                                                           14.45
                                                                            14.6
                                                                           14.53
                                                                           14.38
                                                                           14.35
                                                                           14.35
                                                                           14.48
                                                                           14.64
                                                                            14.8
                                                                           14.87
                                                                           15.06
                                                                           14.87
                                                                           15.14
                                                                           15.14
                                                                           15.33
                                                                            15.3
                                                                           15.24
                                                                            15.3
                                                                           15.27
                                                                           15.27
                                                                            15.1
                                                                            15.1
                                                                           15.04
                                                                           15.04
                                                                            14.8
                                                                            14.8
                                                                           14.81
                                                                           14.59
                                                                            14.4
                                                                            14.4
                                                                           14.49
                                                                           14.53
                                                                           15.16
                                                                           14.99
                                                                           14.89
                                                                            14.8
                                                                            14.7
                                                                           14.51
                                                                           14.52
                                                                           14.52
                                                                           14.63
                                                                           14.94
                                                                           14.55
                                                                           14.65
                                                                           14.65
                                                                           14.51
                                                                         14.2501
                                                                           14.21
                                                                           14.13
                                                                         14.0001
                                                                           14.35
                                                                              14
                                                                           13.82
                                                                           14.46
                                                                           13.94
                                                                           13.46
                                                                           11.14
                                                                            10.5
                                                                             9.6
                                                                           11.44
                                                                           14.27
                                                                           14.27
                                                                           13.32
                                                                           12.32
                                                                           11.93
                                                                           12.56
                                                                            11.6
                                                                          12.315
                                                                           12.15
                                                                            12.8
                                                                           11.94
                                                                              12
                                                                           11.74
                                                                           12.05
                                                                          12.362
                                                                           12.49
                                                                           13.06
                                                                           12.77
                                                                            12.9
                                                                           13.02
                                                                           12.57
                                                                           12.53
                                                                            12.5
                                                                           12.18
                                                                            12.1
                                                                            12.1
                                                                           11.94
                                                                           11.69
                                                                           11.42
                                                                           11.44
                                                                           11.45
                                                                           11.49
                                                                           11.67
11/30/08                                                                   11.67

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.67
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.40%
--------------------------------------------------------------------------------
Market Yield                                                               5.71%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.35%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  32,873
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.86
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -19.86%  -11.13%
--------------------------------------------------------------------------------
1-Year                                                          -12.84%   -9.53%
--------------------------------------------------------------------------------
5-Year                                                           -1.31%    1.88%
--------------------------------------------------------------------------------
Since Inception                                                   2.00%    4.02%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          24.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            21.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.4%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.4%
--------------------------------------------------------------------------------
Health Care                                                                 6.8%
--------------------------------------------------------------------------------
Other                                                                      14.6%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)   The  Fund  paid  shareholders   capital  gains  and  net  ordinary  income
      distributions in December 2007 of $0.0664 per share.

NGK Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal Fund 2 as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.80
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.91
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.60%
--------------------------------------------------------------------------------
Market Yield                                                               5.59%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.17%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  29,919
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.80
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.23
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -19.39%  -10.41%
--------------------------------------------------------------------------------
1-Year                                                          -12.43%   -9.27%
--------------------------------------------------------------------------------
5-Year                                                            0.01%    1.71%
--------------------------------------------------------------------------------
Since Inception                                                   1.87%    4.07%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          22.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.0%
--------------------------------------------------------------------------------
Health Care                                                                 8.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.6%
--------------------------------------------------------------------------------
Transportation                                                              4.3%
--------------------------------------------------------------------------------
Other                                                                      12.8%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   51%
AA                                                                           25%
A                                                                            14%
BBB                                                                           8%
BB or Lower                                                                   2%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.055
Jun                                                                        0.055
Jul                                                                        0.055
Aug                                                                        0.055
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   14.14
                                                                         14.1901
                                                                           14.29
                                                                           14.13
                                                                           14.18
                                                                           14.37
                                                                           14.28
                                                                           14.23
                                                                            14.2
                                                                           14.24
                                                                         14.0199
                                                                          14.039
                                                                            14.2
                                                                            14.3
                                                                          14.082
                                                                           13.78
                                                                           13.64
                                                                           13.72
                                                                           13.72
                                                                           13.81
                                                                           13.98
                                                                         14.4799
                                                                           14.46
                                                                           14.59
                                                                            14.8
                                                                           14.79
                                                                           14.77
                                                                            14.7
                                                                            14.9
                                                                           14.85
                                                                           14.85
                                                                           14.82
                                                                              15
                                                                            14.8
                                                                           15.01
                                                                           14.94
                                                                           14.78
                                                                           15.03
                                                                            14.8
                                                                            14.8
                                                                           14.58
                                                                           14.84
                                                                           14.92
                                                                           14.96
                                                                           14.95
                                                                           14.95
                                                                           15.12
                                                                           15.12
                                                                           15.07
                                                                         15.0099
                                                                            14.4
                                                                         14.1301
                                                                           14.43
                                                                           14.21
                                                                           14.41
                                                                           14.41
                                                                           14.41
                                                                           14.34
                                                                            14.3
                                                                           14.02
                                                                           13.76
                                                                           13.82
                                                                           14.14
                                                                           14.32
                                                                           14.21
                                                                         14.4656
                                                                           14.71
                                                                           14.65
                                                                           14.65
                                                                            14.7
                                                                            14.7
                                                                           14.31
                                                                           14.22
                                                                           13.91
                                                                           13.91
                                                                           13.91
                                                                            13.8
                                                                           13.93
                                                                           13.93
                                                                           14.19
                                                                           14.18
                                                                           14.17
                                                                           14.22
                                                                           14.22
                                                                           14.21
                                                                           14.21
                                                                           14.22
                                                                           14.28
                                                                           14.28
                                                                           14.26
                                                                           14.26
                                                                           14.33
                                                                           14.38
                                                                            14.4
                                                                           14.37
                                                                           14.33
                                                                           14.41
                                                                           14.44
                                                                           14.44
                                                                           14.44
                                                                           14.48
                                                                           14.48
                                                                           14.52
                                                                           14.46
                                                                           14.54
                                                                           14.72
                                                                            14.9
                                                                            14.9
                                                                           15.08
                                                                           15.15
                                                                           14.96
                                                                           14.89
                                                                           14.74
                                                                           14.62
                                                                           14.62
                                                                           14.64
                                                                              15
                                                                              15
                                                                              15
                                                                           14.92
                                                                           14.92
                                                                           15.14
                                                                           15.14
                                                                              15
                                                                              15
                                                                           15.18
                                                                           15.42
                                                                           15.78
                                                                          16.232
                                                                          16.484
                                                                           16.18
                                                                           16.23
                                                                           16.23
                                                                           15.64
                                                                           15.64
                                                                           15.64
                                                                           15.24
                                                                           14.51
                                                                         14.5079
                                                                         14.5079
                                                                           14.45
                                                                           14.46
                                                                           14.46
                                                                          14.401
                                                                           14.37
                                                                           14.37
                                                                           14.78
                                                                           15.02
                                                                           15.02
                                                                           15.02
                                                                           15.02
                                                                           15.55
                                                                            15.8
                                                                           16.09
                                                                           15.74
                                                                           15.47
                                                                           15.33
                                                                            15.3
                                                                            15.3
                                                                            15.1
                                                                              15
                                                                           15.57
                                                                           15.57
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                           15.32
                                                                            15.6
                                                                           15.42
                                                                           15.42
                                                                           15.42
                                                                            15.9
                                                                           15.64
                                                                           15.58
                                                                           15.47
                                                                           15.18
                                                                           15.02
                                                                           15.02
                                                                           14.76
                                                                           14.72
                                                                           14.76
                                                                           14.78
                                                                           14.78
                                                                           14.82
                                                                           14.82
                                                                           14.82
                                                                           14.97
                                                                              15
                                                                              15
                                                                         14.9301
                                                                           15.16
                                                                           15.16
                                                                           15.03
                                                                           14.98
                                                                           14.88
                                                                           14.82
                                                                         14.7799
                                                                         14.7799
                                                                            14.6
                                                                           14.82
                                                                           14.86
                                                                           14.69
                                                                           14.69
                                                                           14.69
                                                                           14.75
                                                                           14.75
                                                                           14.06
                                                                           13.95
                                                                            13.2
                                                                              13
                                                                            12.6
                                                                         12.3901
                                                                           12.06
                                                                           12.19
                                                                           11.24
                                                                           10.83
                                                                           10.73
                                                                             8.3
                                                                            9.45
                                                                           10.59
                                                                           10.65
                                                                           11.08
                                                                           11.26
                                                                           11.76
                                                                         11.9499
                                                                           12.29
                                                                           12.29
                                                                           11.22
                                                                            11.4
                                                                            12.1
                                                                           12.18
                                                                           12.06
                                                                           12.06
                                                                           12.51
                                                                           12.75
                                                                           13.23
                                                                          13.195
                                                                           12.98
                                                                           12.88
                                                                           12.88
                                                                         12.7899
                                                                         12.2915
                                                                           12.29
                                                                           12.27
                                                                            12.3
                                                                           11.69
                                                                           12.16
                                                                           11.78
                                                                           11.51
                                                                           11.48
                                                                            11.5
                                                                            11.8
11/30/08                                                                    11.8

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0738 per share.

NGO Performance OVERVIEW | Nuveen Connecticut Dividend Advantage Municipal Fund 3 as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           32%
A                                                                            11%
BBB                                                                          14%
BB or Lower                                                                   2%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0505
Jan                                                                       0.0505
Feb                                                                       0.0505
Mar                                                                       0.0485
Apr                                                                       0.0485
May                                                                       0.0485
Jun                                                                       0.0485
Jul                                                                       0.0485
Aug                                                                       0.0485
Sep                                                                         0.05
Oct                                                                         0.05
Nov                                                                         0.05

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                 13.4899
                                                                           13.44
                                                                            13.5
                                                                           13.52
                                                                           13.52
                                                                           13.42
                                                                           13.52
                                                                           13.45
                                                                           13.45
                                                                           13.35
                                                                           13.12
                                                                           13.39
                                                                           13.22
                                                                           13.04
                                                                           12.63
                                                                         12.8999
                                                                         12.7501
                                                                           12.85
                                                                           13.15
                                                                           13.22
                                                                           13.28
                                                                         13.4999
                                                                           13.77
                                                                            13.9
                                                                           13.95
                                                                           13.98
                                                                           13.98
                                                                           13.95
                                                                           13.99
                                                                           13.86
                                                                           13.86
                                                                           13.74
                                                                           13.82
                                                                            13.7
                                                                           13.84
                                                                         13.7501
                                                                           13.75
                                                                           13.78
                                                                            13.6
                                                                           13.52
                                                                           13.56
                                                                           13.52
                                                                           13.67
                                                                           13.65
                                                                           13.76
                                                                           13.75
                                                                          13.728
                                                                           13.72
                                                                           13.78
                                                                           13.78
                                                                           13.25
                                                                            12.9
                                                                           13.16
                                                                           13.16
                                                                           13.21
                                                                           13.11
                                                                           13.08
                                                                           13.14
                                                                         13.0401
                                                                           12.85
                                                                           12.75
                                                                           13.35
                                                                           12.92
                                                                           13.22
                                                                            13.2
                                                                         13.6999
                                                                           13.31
                                                                            13.3
                                                                            13.3
                                                                            13.2
                                                                         13.2301
                                                                           12.96
                                                                           12.79
                                                                           12.83
                                                                            12.7
                                                                           12.71
                                                                         12.7899
                                                                            12.9
                                                                           12.92
                                                                            12.9
                                                                           13.03
                                                                            13.1
                                                                            13.2
                                                                           13.15
                                                                         13.2199
                                                                           13.18
                                                                           13.07
                                                                           12.91
                                                                           13.05
                                                                           13.07
                                                                              13
                                                                           13.05
                                                                           13.07
                                                                           13.11
                                                                          13.178
                                                                           13.22
                                                                           13.27
                                                                           13.31
                                                                           13.32
                                                                            13.3
                                                                           13.35
                                                                           13.22
                                                                            13.3
                                                                           13.25
                                                                           13.13
                                                                           13.13
                                                                           13.22
                                                                           13.22
                                                                           13.45
                                                                           13.52
                                                                           13.48
                                                                           13.48
                                                                           13.54
                                                                           13.49
                                                                            13.5
                                                                            13.5
                                                                           13.46
                                                                           13.51
                                                                           13.51
                                                                           13.48
                                                                          13.554
                                                                           13.58
                                                                           13.61
                                                                           13.63
                                                                           13.63
                                                                           13.66
                                                                            13.7
                                                                            13.8
                                                                           14.01
                                                                           13.82
                                                                          14.014
                                                                           14.11
                                                                           13.81
                                                                           14.02
                                                                           14.04
                                                                           14.05
                                                                           13.88
                                                                           13.55
                                                                         13.4701
                                                                           13.43
                                                                          13.517
                                                                           13.55
                                                                            13.4
                                                                           13.49
                                                                            13.6
                                                                            13.6
                                                                           13.68
                                                                           13.57
                                                                           13.34
                                                                           13.44
                                                                           13.32
                                                                           13.32
                                                                           13.45
                                                                           13.35
                                                                            13.4
                                                                           13.31
                                                                           13.25
                                                                            13.4
                                                                           13.36
                                                                           13.71
                                                                           13.58
                                                                           13.58
                                                                           13.58
                                                                           13.17
                                                                            13.2
                                                                            13.2
                                                                           13.29
                                                                           13.45
                                                                            13.4
                                                                           13.38
                                                                           13.38
                                                                          13.366
                                                                          13.592
                                                                           13.73
                                                                           13.73
                                                                           13.88
                                                                           13.65
                                                                           13.49
                                                                           13.32
                                                                           13.27
                                                                           13.26
                                                                          13.199
                                                                           13.45
                                                                           13.35
                                                                            13.5
                                                                            13.4
                                                                            13.4
                                                                            13.3
                                                                           13.46
                                                                           13.46
                                                                           13.29
                                                                           13.27
                                                                           13.25
                                                                           13.23
                                                                           13.37
                                                                           13.37
                                                                         13.2001
                                                                            13.2
                                                                            13.2
                                                                            13.2
                                                                           12.99
                                                                           12.81
                                                                           12.71
                                                                           13.02
                                                                           12.67
                                                                           12.98
                                                                           12.52
                                                                           12.66
                                                                           12.89
                                                                           12.12
                                                                           12.01
                                                                              12
                                                                           11.82
                                                                              12
                                                                            11.4
                                                                         10.1501
                                                                             9.8
                                                                            9.55
                                                                             8.7
                                                                           11.47
                                                                           11.15
                                                                           11.15
                                                                           10.93
                                                                            11.1
                                                                            11.4
                                                                            11.4
                                                                            11.1
                                                                           11.38
                                                                            11.7
                                                                         11.1901
                                                                           11.14
                                                                           10.99
                                                                          11.438
                                                                            11.5
                                                                           11.66
                                                                           11.66
                                                                            12.1
                                                                              12
                                                                              12
                                                                           11.73
                                                                         11.9999
                                                                           11.58
                                                                           11.02
                                                                          10.884
                                                                          10.856
                                                                           10.65
                                                                            10.6
                                                                            10.5
                                                                           11.05
                                                                            11.5
                                                                           11.29
                                                                           11.25
                                                                            11.5
11/30/08                                                                    11.5

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.50
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.14
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.27%
--------------------------------------------------------------------------------
Market Yield                                                               5.22%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.63%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  53,004
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.53
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.50
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/26/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -13.62%  -11.80%
--------------------------------------------------------------------------------
1-Year                                                          -10.24%  -11.18%
--------------------------------------------------------------------------------
5-Year                                                            1.48%    1.18%
--------------------------------------------------------------------------------
Since Inception                                                   0.62%    2.17%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.8%
--------------------------------------------------------------------------------
Long-Term Care                                                              8.0%
--------------------------------------------------------------------------------
Health Care                                                                 6.2%
--------------------------------------------------------------------------------
Other                                                                      11.9%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMT Performance OVERVIEW | Nuveen Massachusetts Premium Income Municipal Fund as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   10.00
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   11.89
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.90%
--------------------------------------------------------------------------------
Market Yield                                                               6.42%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.41%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  56,640
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.41
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.22
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -24.50%  -14.34%
--------------------------------------------------------------------------------
1-Year                                                          -19.71%  -14.29%
--------------------------------------------------------------------------------
5-Year                                                           -3.70%    0.74%
--------------------------------------------------------------------------------
10-Year                                                           0.30%    3.19%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          20.2%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.7%
--------------------------------------------------------------------------------
Transportation                                                              6.4%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.0%
--------------------------------------------------------------------------------
Other                                                                      10.2%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           35%
A                                                                             7%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           3%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                       0.0515
Jun                                                                       0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                       0.0535
Oct                                                                       0.0535
Nov                                                                       0.0535

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.17
                                                                           13.25
                                                                           13.39
                                                                           13.44
                                                                           13.25
                                                                           13.32
                                                                           13.17
                                                                           12.96
                                                                           13.01
                                                                           13.04
                                                                           12.92
                                                                           13.04
                                                                           12.78
                                                                           12.72
                                                                           12.61
                                                                         12.7918
                                                                           12.63
                                                                           12.61
                                                                           12.67
                                                                         12.7999
                                                                           12.89
                                                                           13.12
                                                                           13.47
                                                                           13.51
                                                                           13.53
                                                                            13.7
                                                                            13.7
                                                                           13.72
                                                                           13.74
                                                                           13.73
                                                                           13.83
                                                                           13.75
                                                                           13.79
                                                                          13.971
                                                                           13.87
                                                                              14
                                                                           13.78
                                                                           13.82
                                                                           13.81
                                                                           13.81
                                                                           13.93
                                                                           13.97
                                                                           13.94
                                                                              14
                                                                              14
                                                                              14
                                                                           14.09
                                                                            14.2
                                                                           14.14
                                                                           13.73
                                                                            13.3
                                                                           13.04
                                                                          13.296
                                                                          13.509
                                                                           13.45
                                                                           12.98
                                                                          13.077
                                                                           13.35
                                                                           13.29
                                                                           13.03
                                                                              13
                                                                              13
                                                                           12.95
                                                                           13.28
                                                                           13.06
                                                                           13.08
                                                                           13.65
                                                                           13.73
                                                                          13.672
                                                                           13.29
                                                                           13.12
                                                                           12.94
                                                                              13
                                                                           13.33
                                                                            13.3
                                                                           13.75
                                                                           13.65
                                                                           13.57
                                                                            13.5
                                                                           13.45
                                                                           13.37
                                                                            13.5
                                                                           13.38
                                                                           13.38
                                                                           13.28
                                                                            13.4
                                                                           13.41
                                                                           13.41
                                                                          13.408
                                                                           13.24
                                                                           13.19
                                                                           13.18
                                                                            13.1
                                                                           13.06
                                                                           13.08
                                                                           13.14
                                                                           13.18
                                                                           13.24
                                                                           13.27
                                                                           13.25
                                                                           13.26
                                                                           13.23
                                                                           13.13
                                                                           13.13
                                                                           13.14
                                                                           13.15
                                                                           13.35
                                                                            13.4
                                                                           13.35
                                                                           13.35
                                                                           13.44
                                                                          13.335
                                                                           13.29
                                                                          13.191
                                                                           13.12
                                                                            13.3
                                                                            13.5
                                                                           13.46
                                                                           13.41
                                                                           13.33
                                                                            13.6
                                                                           13.69
                                                                           13.81
                                                                           13.61
                                                                           13.61
                                                                           13.56
                                                                          13.754
                                                                          13.838
                                                                           13.69
                                                                           13.58
                                                                           13.52
                                                                           13.44
                                                                            13.2
                                                                            13.2
                                                                          13.234
                                                                           13.24
                                                                           13.26
                                                                           13.12
                                                                           13.11
                                                                           12.74
                                                                           12.77
                                                                            12.7
                                                                          12.806
                                                                           12.84
                                                                           12.85
                                                                           12.83
                                                                           12.83
                                                                           12.89
                                                                           12.89
                                                                            13.1
                                                                           12.97
                                                                           12.93
                                                                           13.04
                                                                           12.96
                                                                          12.961
                                                                           12.94
                                                                           13.26
                                                                           13.21
                                                                           13.22
                                                                         13.1301
                                                                           12.91
                                                                            12.9
                                                                           12.89
                                                                           12.89
                                                                           13.08
                                                                           12.71
                                                                           12.72
                                                                           12.75
                                                                           12.83
                                                                         12.8799
                                                                           12.85
                                                                           12.77
                                                                          12.617
                                                                           12.76
                                                                          12.697
                                                                            12.8
                                                                           12.88
                                                                           12.95
                                                                          13.124
                                                                          13.124
                                                                          13.124
                                                                          13.124
                                                                          13.142
                                                                          13.142
                                                                           13.35
                                                                           12.89
                                                                            12.9
                                                                           12.99
                                                                           13.01
                                                                           13.01
                                                                           13.05
                                                                           13.03
                                                                           12.94
                                                                           13.07
                                                                            12.9
                                                                           12.93
                                                                           12.96
                                                                           12.91
                                                                            12.9
                                                                            12.8
                                                                           12.97
                                                                           12.97
                                                                          12.596
                                                                           12.58
                                                                         12.4701
                                                                            12.5
                                                                           12.36
                                                                          12.409
                                                                           12.42
                                                                           11.93
                                                                         11.8231
                                                                           11.78
                                                                           11.57
                                                                         11.5901
                                                                           10.47
                                                                           10.66
                                                                            9.95
                                                                           9.538
                                                                            8.82
                                                                              10
                                                                          10.027
                                                                            9.59
                                                                            9.46
                                                                            9.62
                                                                            9.93
                                                                           10.05
                                                                           10.25
                                                                           10.42
                                                                           10.39
                                                                           10.89
                                                                            10.7
                                                                           10.85
                                                                            10.5
                                                                            10.4
                                                                           10.59
                                                                            10.8
                                                                           10.95
                                                                           10.82
                                                                           10.88
                                                                              11
                                                                            10.9
                                                                           10.98
                                                                            10.6
                                                                         10.4401
                                                                           10.48
                                                                         10.0599
                                                                            9.85
                                                                            9.75
                                                                             9.4
                                                                            9.77
                                                                            9.61
                                                                             9.6
                                                                              10
11/30/08                                                                      10

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0166 per share.

NMB Performance OVERVIEW | Nuveen Massachusetts Dividend Advantage Municipal Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           31%
A                                                                            10%
BBB                                                                          11%
BB or Lower                                                                   2%
N/R                                                                           2%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0565
Jan                                                                       0.0565
Feb                                                                       0.0565
Mar                                                                       0.0565
Apr                                                                       0.0565
May                                                                       0.0565
Jun                                                                       0.0565
Jul                                                                       0.0565
Aug                                                                       0.0565
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.93
                                                                           13.95
                                                                           13.88
                                                                         13.6499
                                                                           13.61
                                                                           13.61
                                                                           13.66
                                                                           13.55
                                                                           13.55
                                                                            13.5
                                                                           13.44
                                                                            13.4
                                                                           13.37
                                                                           13.42
                                                                           13.32
                                                                           13.31
                                                                           13.37
                                                                           13.38
                                                                           13.48
                                                                           13.57
                                                                           13.57
                                                                           13.77
                                                                            13.9
                                                                            13.9
                                                                           14.07
                                                                            14.1
                                                                           14.14
                                                                           14.24
                                                                           14.32
                                                                          14.312
                                                                           14.37
                                                                           14.35
                                                                         14.2799
                                                                           13.85
                                                                           14.05
                                                                           14.04
                                                                           14.09
                                                                         14.0399
                                                                           14.16
                                                                            14.5
                                                                           14.48
                                                                         14.3801
                                                                           14.38
                                                                            14.4
                                                                            14.4
                                                                            14.4
                                                                           14.52
                                                                           14.52
                                                                           14.48
                                                                            14.2
                                                                           13.63
                                                                            13.5
                                                                           13.84
                                                                           13.84
                                                                           14.03
                                                                           13.98
                                                                         13.9899
                                                                           13.92
                                                                           13.84
                                                                           13.81
                                                                           13.73
                                                                           13.53
                                                                            13.5
                                                                           13.57
                                                                         13.5999
                                                                           13.62
                                                                           13.67
                                                                           13.93
                                                                           13.86
                                                                           14.29
                                                                           14.29
                                                                           14.05
                                                                         13.9185
                                                                           13.97
                                                                           14.28
                                                                           14.28
                                                                           14.28
                                                                          14.109
                                                                          14.109
                                                                          14.109
                                                                           14.11
                                                                           14.21
                                                                           14.31
                                                                           14.59
                                                                            14.5
                                                                           14.81
                                                                           14.85
                                                                           14.85
                                                                           14.69
                                                                           14.96
                                                                           14.96
                                                                            14.8
                                                                            14.6
                                                                            14.7
                                                                           14.49
                                                                          14.489
                                                                          14.489
                                                                           14.28
                                                                           14.28
                                                                         14.2899
                                                                           14.29
                                                                           14.39
                                                                            14.2
                                                                            14.2
                                                                           14.16
                                                                           14.45
                                                                           14.45
                                                                           14.42
                                                                           14.43
                                                                           14.45
                                                                           14.38
                                                                           14.02
                                                                            14.3
                                                                           14.15
                                                                           14.35
                                                                           14.34
                                                                           14.15
                                                                         14.2199
                                                                           14.11
                                                                           14.14
                                                                           14.07
                                                                           14.25
                                                                           14.45
                                                                           14.61
                                                                           14.61
                                                                           14.66
                                                                           14.91
                                                                           14.91
                                                                           14.91
                                                                           14.81
                                                                           14.81
                                                                           14.76
                                                                           14.71
                                                                           14.71
                                                                           14.94
                                                                           14.94
                                                                           15.15
                                                                              15
                                                                              15
                                                                         14.9563
                                                                            14.9
                                                                           14.74
                                                                           14.74
                                                                           14.69
                                                                           14.69
                                                                           14.36
                                                                           14.29
                                                                           14.31
                                                                           14.31
                                                                           14.31
                                                                           14.31
                                                                           14.21
                                                                           14.31
                                                                           14.21
                                                                           14.21
                                                                           14.11
                                                                           14.01
                                                                           14.01
                                                                           13.91
                                                                           14.01
                                                                           13.95
                                                                           13.95
                                                                            14.2
                                                                           14.25
                                                                           13.92
                                                                           13.84
                                                                           13.84
                                                                           13.74
                                                                           13.74
                                                                           13.71
                                                                           13.71
                                                                           13.75
                                                                           13.59
                                                                           13.59
                                                                           13.43
                                                                           13.48
                                                                           13.38
                                                                           13.49
                                                                           13.45
                                                                           13.45
                                                                           13.45
                                                                            13.5
                                                                           13.55
                                                                            13.5
                                                                           13.51
                                                                           13.51
                                                                            13.5
                                                                            13.5
                                                                           13.55
                                                                           13.55
                                                                         13.5899
                                                                           13.77
                                                                           13.67
                                                                           13.75
                                                                            13.7
                                                                           13.89
                                                                           13.89
                                                                           13.89
                                                                           13.81
                                                                           13.64
                                                                           13.75
                                                                            13.6
                                                                           13.44
                                                                           13.32
                                                                            13.3
                                                                            13.3
                                                                            13.5
                                                                            13.5
                                                                            13.6
                                                                           12.62
                                                                           12.86
                                                                           12.85
                                                                           12.85
                                                                           12.85
                                                                          12.143
                                                                          12.143
                                                                           11.83
                                                                           10.81
                                                                            8.68
                                                                            9.32
                                                                           10.01
                                                                           10.63
                                                                            11.8
                                                                           12.15
                                                                           11.95
                                                                           11.95
                                                                           11.95
                                                                           12.24
                                                                           12.24
                                                                           12.43
                                                                           12.21
                                                                           12.43
                                                                            12.9
                                                                            12.8
                                                                            12.8
                                                                            12.8
                                                                            12.8
                                                                              13
                                                                              13
                                                                           13.02
                                                                           13.05
                                                                           12.94
                                                                           12.32
                                                                           13.25
                                                                           12.55
                                                                            12.3
                                                                           11.95
                                                                           11.01
                                                                              11
                                                                           11.01
                                                                           11.26
                                                                           11.05
                                                                         11.0919
11/30/08                                                                 11.0919

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.09
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.11
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.42%
--------------------------------------------------------------------------------
Market Yield                                                               6.28%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.21%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  23,746
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          17.49
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                13.46
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -22.05%  -13.45%
--------------------------------------------------------------------------------
1-Year                                                          -17.12%  -13.76%
--------------------------------------------------------------------------------
5-Year                                                           -1.50%    0.96%
--------------------------------------------------------------------------------
Since Inception                                                   1.76%    3.78%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          24.6%
-------------------------------------------------------------------------------
Health Care                                                                16.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            10.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.0%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         7.7%
--------------------------------------------------------------------------------
Other                                                                      13.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0248 per share.

NGX Performance OVERVIEW | Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund as of November 30, 2008

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.59
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.45
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.91%
--------------------------------------------------------------------------------
Market Yield                                                               5.75%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                8.43%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  33,910
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.93
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                14.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -15.94%  -10.62%
--------------------------------------------------------------------------------
1-Year                                                          -12.97%  -10.55%
--------------------------------------------------------------------------------
5-Year                                                           -1.24%    1.81%
--------------------------------------------------------------------------------
Since Inception                                                   0.64%    2.74%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     11.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.3%
--------------------------------------------------------------------------------
Health Care                                                                 8.4%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.1%
--------------------------------------------------------------------------------
Other                                                                       5.4%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       32.9%
--------------------------------------------------------------------------------
AMBAC                                                                      21.0%
--------------------------------------------------------------------------------
FGIC                                                                       16.3%
--------------------------------------------------------------------------------
FSA                                                                        11.4%
--------------------------------------------------------------------------------
AGC                                                                        10.2%
--------------------------------------------------------------------------------
SYNCORA                                                                     8.2%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1,2)

Insured                                                                      60%
U.S. Guaranteed                                                              26%
GNMA Guaranteed                                                               3%
AAA (Uninsured)                                                               2%
AA (Uninsured)                                                                6%
A (Uninsured)                                                                 2%
BBB (Uninsured)                                                               1%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share

Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                   13.97
                                                                           14.05
                                                                            13.8
                                                                           13.55
                                                                           13.74
                                                                           13.57
                                                                           13.54
                                                                         13.3401
                                                                           13.26
                                                                           13.26
                                                                           13.23
                                                                            13.3
                                                                           13.35
                                                                           13.37
                                                                           13.31
                                                                           13.43
                                                                         13.4899
                                                                           13.46
                                                                           13.74
                                                                           13.76
                                                                           13.75
                                                                           13.97
                                                                           14.33
                                                                            14.2
                                                                            14.1
                                                                           14.07
                                                                           14.08
                                                                           14.14
                                                                           14.24
                                                                         14.3001
                                                                           14.56
                                                                           14.85
                                                                           14.76
                                                                          14.548
                                                                            14.6
                                                                           14.27
                                                                            14.2
                                                                           14.24
                                                                            14.2
                                                                            14.2
                                                                           14.26
                                                                            14.3
                                                                           14.34
                                                                           14.29
                                                                           14.29
                                                                           14.24
                                                                           14.28
                                                                            14.4
                                                                           14.92
                                                                           14.66
                                                                           14.06
                                                                            14.2
                                                                           14.01
                                                                           14.11
                                                                           14.17
                                                                            14.2
                                                                           14.26
                                                                           14.33
                                                                           14.57
                                                                           14.26
                                                                           13.69
                                                                         13.6799
                                                                           13.55
                                                                         13.7899
                                                                         13.9896
                                                                           14.15
                                                                         14.1501
                                                                           14.29
                                                                           14.28
                                                                            14.3
                                                                         14.1799
                                                                           13.87
                                                                            14.1
                                                                              14
                                                                         13.9088
                                                                            14.1
                                                                           13.86
                                                                           13.86
                                                                           14.05
                                                                           14.04
                                                                         13.8801
                                                                           13.89
                                                                           13.89
                                                                         13.8545
                                                                         13.9154
                                                                           13.97
                                                                           13.89
                                                                           13.93
                                                                         14.1001
                                                                           14.25
                                                                           14.25
                                                                           14.13
                                                                           14.13
                                                                           14.14
                                                                           14.06
                                                                           14.06
                                                                           14.11
                                                                           14.07
                                                                            14.1
                                                                            14.1
                                                                           14.05
                                                                           13.99
                                                                           13.95
                                                                           13.96
                                                                              14
                                                                           13.94
                                                                           13.95
                                                                           13.95
                                                                           14.25
                                                                           14.09
                                                                           14.09
                                                                            14.1
                                                                            14.2
                                                                           14.24
                                                                            14.2
                                                                           14.34
                                                                           14.35
                                                                          14.369
                                                                           14.32
                                                                           14.06
                                                                           14.04
                                                                           14.08
                                                                           14.07
                                                                           14.14
                                                                           14.14
                                                                            14.1
                                                                           14.25
                                                                           14.25
                                                                           14.25
                                                                           14.17
                                                                         14.3422
                                                                            14.3
                                                                           14.26
                                                                           14.26
                                                                           14.17
                                                                           14.17
                                                                           14.16
                                                                           13.85
                                                                            13.7
                                                                           14.23
                                                                          14.119
                                                                           13.86
                                                                           13.86
                                                                              14
                                                                              14
                                                                            13.9
                                                                           13.85
                                                                           14.07
                                                                            14.1
                                                                              14
                                                                              14
                                                                           14.07
                                                                            14.1
                                                                           13.96
                                                                           14.04
                                                                              14
                                                                              14
                                                                         14.0001
                                                                           14.37
                                                                           14.15
                                                                          14.186
                                                                         14.1599
                                                                           13.88
                                                                            13.9
                                                                            13.9
                                                                         13.7699
                                                                           13.73
                                                                           13.85
                                                                           13.44
                                                                           13.52
                                                                           13.52
                                                                         13.4399
                                                                           13.42
                                                                           13.49
                                                                           13.49
                                                                           13.52
                                                                           13.66
                                                                           13.66
                                                                         13.8099
                                                                           13.75
                                                                           13.95
                                                                           13.78
                                                                           13.78
                                                                         13.7401
                                                                           13.92
                                                                           13.92
                                                                           13.92
                                                                           13.83
                                                                           14.17
                                                                           14.17
                                                                            14.3
                                                                           14.36
                                                                           14.46
                                                                           14.42
                                                                           14.55
                                                                           14.32
                                                                           14.33
                                                                            14.2
                                                                            14.4
                                                                            14.4
                                                                           14.18
                                                                           14.14
                                                                           13.55
                                                                           13.51
                                                                            13.5
                                                                           13.03
                                                                           12.72
                                                                           13.15
                                                                           13.55
                                                                            12.2
                                                                            12.7
                                                                            12.7
                                                                            12.9
                                                                           13.65
                                                                           12.53
                                                                           12.46
                                                                          12.024
                                                                           12.01
                                                                           11.06
                                                                           11.99
                                                                            11.5
                                                                            11.5
                                                                              11
                                                                          11.705
                                                                         11.9269
                                                                         11.9269
                                                                            12.2
                                                                           13.21
                                                                           13.45
                                                                         13.5001
                                                                           13.85
                                                                           13.05
                                                                           13.02
                                                                           12.81
                                                                          12.728
                                                                           12.81
                                                                         12.6001
                                                                           12.52
                                                                           13.41
                                                                              13
                                                                            13.3
                                                                          13.232
                                                                           13.34
                                                                              13
                                                                            13.1
                                                                           12.26
                                                                            11.9
                                                                           11.13
                                                                            11.4
                                                                          11.722
                                                                           11.75
                                                                           11.55
                                                                           11.59
11/30/08                                                                   11.59

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NOM Performance OVERVIEW | Nuveen Missouri Premium Income Municipal Fund as of November 30, 2008

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           18%
A                                                                            19%
BBB                                                                           5%
N/R                                                                          17%

                                   [BAR CHART]

2007-2008 Monthly Tax-Free Dividends Per Common Share(3)

Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

12/01/07                                                                    14.2
                                                                           14.17
                                                                           14.05
                                                                           14.06
                                                                           14.04
                                                                              14
                                                                           14.19
                                                                           14.01
                                                                           13.97
                                                                            13.9
                                                                           14.02
                                                                           13.68
                                                                           13.62
                                                                            13.7
                                                                           13.62
                                                                           13.75
                                                                           13.93
                                                                           14.05
                                                                         14.1399
                                                                           14.02
                                                                           13.96
                                                                           14.08
                                                                           14.08
                                                                            14.2
                                                                           14.63
                                                                           14.85
                                                                              15
                                                                           15.02
                                                                           14.95
                                                                              15
                                                                           14.83
                                                                           14.82
                                                                           14.82
                                                                           14.82
                                                                            14.4
                                                                            14.6
                                                                            14.6
                                                                           14.52
                                                                           14.99
                                                                           15.08
                                                                           15.11
                                                                           15.25
                                                                           15.35
                                                                           15.35
                                                                           15.35
                                                                           15.35
                                                                           15.44
                                                                           15.64
                                                                           15.64
                                                                           15.64
                                                                            15.3
                                                                              15
                                                                            15.1
                                                                            15.1
                                                                            14.6
                                                                            14.6
                                                                           14.08
                                                                           13.85
                                                                            13.6
                                                                           13.35
                                                                           13.28
                                                                           13.52
                                                                           13.44
                                                                           13.49
                                                                            13.8
                                                                           13.65
                                                                           13.65
                                                                           13.64
                                                                            13.5
                                                                           13.46
                                                                           13.45
                                                                           13.44
                                                                           13.34
                                                                            13.4
                                                                            13.5
                                                                            13.6
                                                                           13.67
                                                                           13.67
                                                                           13.85
                                                                           13.85
                                                                           13.77
                                                                           13.77
                                                                            13.8
                                                                         13.8999
                                                                         13.8999
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                           13.77
                                                                            13.8
                                                                            13.8
                                                                            13.8
                                                                           13.85
                                                                              14
                                                                              14
                                                                              14
                                                                              14
                                                                           14.36
                                                                              14
                                                                           13.94
                                                                           13.95
                                                                            13.8
                                                                           13.85
                                                                           13.85
                                                                           13.96
                                                                            14.2
                                                                           14.04
                                                                           14.04
                                                                           13.89
                                                                           13.82
                                                                           14.35
                                                                           14.35
                                                                           13.96
                                                                           13.95
                                                                           13.85
                                                                           13.98
                                                                           14.04
                                                                           14.03
                                                                            14.3
                                                                           14.51
                                                                           14.76
                                                                           14.92
                                                                           14.71
                                                                           14.76
                                                                           14.76
                                                                           15.09
                                                                           14.48
                                                                           14.48
                                                                           14.14
                                                                           14.14
                                                                           14.15
                                                                           14.15
                                                                            13.9
                                                                           13.99
                                                                           14.35
                                                                            14.3
                                                                           13.91
                                                                           14.23
                                                                           14.05
                                                                           13.59
                                                                           13.74
                                                                           13.74
                                                                           13.74
                                                                              14
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                              14
                                                                              14
                                                                              14
                                                                              14
                                                                           13.95
                                                                           13.95
                                                                              14
                                                                            13.7
                                                                            13.7
                                                                            13.7
                                                                            13.7
                                                                           13.59
                                                                            13.5
                                                                            13.5
                                                                           13.78
                                                                           13.89
                                                                           14.09
                                                                           14.09
                                                                           13.52
                                                                           13.55
                                                                           13.56
                                                                           13.61
                                                                            13.7
                                                                           13.62
                                                                            13.8
                                                                            14.3
                                                                            14.3
                                                                           14.15
                                                                            14.4
                                                                           14.34
                                                                           14.38
                                                                           14.16
                                                                           14.18
                                                                           13.88
                                                                           13.88
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                            13.9
                                                                         13.8799
                                                                           13.98
                                                                           13.65
                                                                           13.65
                                                                           13.52
                                                                            13.6
                                                                            13.7
                                                                           13.68
                                                                            13.8
                                                                            13.8
                                                                           13.56
                                                                           13.46
                                                                           13.46
                                                                           13.46
                                                                         13.6501
                                                                           13.75
                                                                           13.48
                                                                            13.8
                                                                            13.8
                                                                            13.8
                                                                            13.8
                                                                              13
                                                                            12.2
                                                                            12.2
                                                                           12.25
                                                                            12.3
                                                                            12.4
                                                                           12.41
                                                                          12.252
                                                                           11.55
                                                                           11.55
                                                                           11.55
                                                                         11.3501
                                                                              12
                                                                              12
                                                                              12
                                                                              12
                                                                            11.6
                                                                           11.25
                                                                           11.25
                                                                           11.15
                                                                           11.29
                                                                           10.81
                                                                           12.06
                                                                           12.07
                                                                         12.0792
                                                                           11.52
                                                                            12.5
                                                                            12.9
                                                                         12.7999
                                                                            12.8
                                                                         12.3201
                                                                         12.3201
                                                                         12.0686
                                                                            11.7
                                                                            11.7
                                                                           11.45
                                                                            11.6
                                                                           11.24
                                                                           11.09
                                                                              11
                                                                            10.6
                                                                            10.5
                                                                           10.75
                                                                           10.99
                                                                              11
                                                                              11
11/30/08                                                                      11

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.00
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   11.41
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.59%
--------------------------------------------------------------------------------
Market Yield                                                               5.95%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.79%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  26,328
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.38
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.05
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
6-Month (Cumulative)                                            -23.50%  -13.36%
--------------------------------------------------------------------------------
1-Year                                                          -17.82%  -13.93%
--------------------------------------------------------------------------------
5-Year                                                           -3.45%    0.31%
--------------------------------------------------------------------------------
10-Year                                                           1.97%    3.24%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     18.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.1%
--------------------------------------------------------------------------------
Health Care                                                                13.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.1%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.3%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.2%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and
      SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.1265 per share.

NTC  | Nuveen Connecticut Premium Income Municipal Fund
     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.6% (1.0% OF TOTAL INVESTMENTS)
$         1,430  Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33        5/12 at 100.00            BBB    $ 1,036,750
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 39.9% (25.4% OF TOTAL
                 INVESTMENTS)
          1,595  Connecticut Health and Education Facilities Authority, Revenue       7/17 at 100.00             AA      1,461,706
                    Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                    - MBIA Insured
          1,050  Connecticut Health and Education Facilities Authority,               7/16 at 100.00             A3        827,285
                    University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                    7/01/36 - RAAI Insured
            925  Connecticut Health and Educational Facilities Authority,             7/13 at 100.00             AA        890,747
                    Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
                    7/01/33 - MBIA Insured
            200  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00           BBB+        148,790
                    Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                    7/01/36 - RAAI Insured
            305  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             A3        249,063
                    Revenue Bonds, Chase Collegiate School, Series 2007A,
                    5.000%, 7/01/27 - RAAI Insured
            725  Connecticut Health and Educational Facilities Authority,             1/09 at 102.00             AA        700,908
                    Revenue Bonds, Fairfield University, Series 1998H, 5.000%,
                    7/01/23 - MBIA Insured
            750  Connecticut Health and Educational Facilities Authority,             7/09 at 101.00           Baa1        729,908
                    Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A,
                    5.625%, 7/01/29 - MBIA Insured
            800  Connecticut Health and Educational Facilities Authority,               No Opt. Call             A2        843,520
                    Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%,
                    7/01/19 - AMBAC Insured
            270  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             AA        222,191
                    Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                    7/01/37 - AMBAC Insured
          1,375  Connecticut Health and Educational Facilities Authority,             7/14 at 100.00             AA      1,386,275
                    Revenue Bonds, Trinity College, Series 2004H, 5.000%,
                    7/01/21 - MBIA Insured
          2,000  Connecticut Health and Educational Facilities Authority,             7/12 at 101.00             A3      1,623,100
                    Revenue Bonds, University of Hartford, Series 2002E, 5.250%,
                    7/01/32 - RAAI Insured
          1,500  Connecticut Health and Educational Facilities Authority,             7/09 at 100.00            AAA      1,500,915
                    Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
          1,500  Connecticut Health and Educational Facilities Authority,             7/13 at 100.00            AAA      1,420,680
                    Revenue Bonds, Yale University, Series 2003X-1, 5.000%,
                    7/01/42
          3,550  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00            AAA      3,362,273
                    Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                    7/01/42
          6,150  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00            AAA      5,872,574
                    Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                    7/01/42 (UB)
            260  Connecticut Higher Education Supplemental Loan Authority,           11/09 at 102.00            AAA        260,816
                    Revenue Bonds, Family Education Loan Program, Series 1999A,
                    6.000%, 11/15/18 - AMBAC Insured (Alternative Minimum Tax)
            635  Connecticut Higher Education Supplemental Loan Authority,           11/11 at 100.00             A2        595,484
                    Revenue Bonds, Family Education Loan Program, Series 2001A,
                    5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)
          1,000  University of Connecticut, General Obligation Bonds, Series          1/14 at 100.00             AA      1,029,550
                    2004A, 5.000%, 1/15/18 -  MBIA Insured

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        1,220   University of Connecticut, General Obligation Bonds, Series          2/15 at 100.00            AAA    $ 1,284,135
                    2005A, 5.000%, 2/15/17 - FSA Insured
           685   University of Connecticut, General Obligation Bonds, Series          2/16 at 100.00             AA        691,932
                    2006A, 5.000%, 2/15/23 - FGIC Insured
         1,000   University of Connecticut, Student Fee Revenue Refunding Bonds,     11/12 at 101.00             AA      1,032,120
                    Series 2002A, 5.250%, 11/15/19 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        27,495   Total Education and Civic Organizations                                                                26,133,972
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 15.7% (10.0% OF TOTAL INVESTMENTS)
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Bristol Hospital, Series 2002B:
           500      5.500%, 7/01/21 - RAAI Insured                                    7/12 at 101.00           BBB+        460,855
           700      5.500%, 7/01/32 - RAAI Insured                                    7/12 at 101.00           BBB+        535,136
           645   Connecticut Health and Educational Facilities Authority,             7/10 at 101.00           BBB+        541,871
                    Revenue Bonds, Eastern Connecticut Health Network, Series
                    2000A, 6.000%, 7/01/25 - RAAI Insured
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Griffin Hospital, Series 2005B:
           800      5.000%, 7/01/20 - RAAI Insured                                    7/15 at 100.00             A3        717,432
           500      5.000%, 7/01/23 - RAAI Insured                                    7/15 at 100.00             A3        426,800
           385   Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             A3        265,908
                    Revenue Bonds, Hospital For Special Care, Series 2007C,
                    5.250%, 7/01/32 - RAAI Insured
         2,620   Connecticut Health and Educational Facilities Authority,             7/16 at 100.00            Aa3      2,367,851
                    Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                    7/01/32 - FSA Insured
         2,000   Connecticut Health and Educational Facilities Authority,             7/09 at 101.00           Baa1      1,548,540
                    Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                    7/01/24 - MBIA Insured
         1,395   Connecticut Health and Educational Facilities Authority,             7/16 at 100.00             AA      1,143,900
                    Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                    5.000%, 7/01/31 - AMBAC Insured
         3,000   Connecticut Health and Educational Facilities Authority,             1/09 at 100.50             A3      2,268,150
                    Revenue Refunding Bonds, Middlesex Health Services, Series
                    1997H, 5.125%, 7/01/27 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
        12,545   Total Health Care                                                                                      10,276,443
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 2.6% (1.6% OF TOTAL INVESTMENTS)
         1,000   Connecticut Housing Finance Authority, Housing Mortgage Finance     12/09 at 100.00            AAA        894,000
                    Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative
                    Minimum Tax)
         1,000   Connecticut Housing Finance Authority, Multifamily Housing          11/15 at 100.00            AAA        784,140
                    Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                    11/15/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
         2,000   Total Housing/Multifamily                                                                               1,678,140
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 7.3% (4.7% OF TOTAL INVESTMENTS)
                 Connecticut Housing Finance Authority, Housing Mortgage Finance
                 Program Bonds, Series 2001C:
         1,000      5.300%, 11/15/33 (Alternative Minimum Tax)                       11/10 at 100.00            AAA        811,740
           500      5.450%, 11/15/43 (Alternative Minimum Tax)                       11/10 at 100.00            AAA        396,575
         1,675   Connecticut Housing Finance Authority, Housing Mortgage Finance      5/13 at 100.00            AAA      1,460,952
                    Program Bonds, Series 2004-A5, 5.050%, 11/15/34
                 Connecticut Housing Finance Authority, Housing Mortgage Finance
                 Program Bonds, Series 2006-A1:
           205      4.700%, 11/15/26 (Alternative Minimum Tax)                       11/15 at 100.00            AAA        159,841
           220      4.800%, 11/15/31 (Alternative Minimum Tax)                       11/15 at 100.00            AAA        163,123
         2,100   Connecticut Housing Finance Authority, Housing Mortgage Finance      5/16 at 100.00            AAA      1,807,911
                    Program Bonds, Series 2006D, 4.650%, 11/15/27
----------------------------------------------------------------------------------------------------------------------------------
         5,700   Total Housing/Single Family                                                                             4,800,142
----------------------------------------------------------------------------------------------------------------------------------

     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 2.2% (1.4% OF TOTAL INVESTMENTS)
$         1,750  Connecticut Resource Recovery Authority, Revenue Bonds,             12/11 at 102.00            Ba1    $ 1,458,345
                    American Ref-Fuel Company of Southeastern Connecticut LP,
                    Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 6.3% (4.0% OF TOTAL INVESTMENTS)
            615  Connecticut Development Authority, First Mortgage Gross Revenue      4/09 at 100.00           BBB-        610,990
                    Refunding Healthcare Bonds, Church Homes Inc. -
                    Congregational Avery Heights, Series 1997, 5.700%, 4/01/12
            615  Connecticut Development Authority, First Mortgage Gross Revenue      9/09 at 102.00           BBB+        570,044
                    Refunding Healthcare Bonds, Connecticut Baptist Homes Inc.,
                    Series 1999, 5.500%, 9/01/15 - RAAI Insured
                 Connecticut Development Authority, Revenue Refunding Bonds,
                 Duncaster Inc., Series 1999A:
          1,000     5.250%, 8/01/19 - RAAI Insured                                    2/10 at 102.00           BBB+        958,510
          1,000     5.375%, 8/01/24 - RAAI Insured                                    2/10 at 102.00           BBB+        901,700
          1,300  Connecticut Health and Educational Facilities Authority,             2/09 at 102.00             AA      1,104,324
                    FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
                    Hospital, Series 1999B, 5.200%, 8/01/38
----------------------------------------------------------------------------------------------------------------------------------
          4,530  Total Long-Term Care                                                                                    4,145,568
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 24.6% (15.6% OF TOTAL INVESTMENTS)          8/12 at 100.00           Baa1        755,198
            750  Bridgeport, Connecticut, General Obligation Refunding Bonds,
                    Series 2002A, 5.375%, 8/15/19 - FGIC Insured
            760  Capitol Region Education Council, Connecticut, Revenue Bonds,        4/09 at 100.00            BBB        761,254
                    Series 1995, 6.700%, 10/15/10
          1,110  Connecticut State, General Obligation Bonds, Series 2004C,           4/14 at 100.00             AA      1,119,135
                    5.000%, 4/01/23 - FGIC Insured
          2,000  Connecticut State, General Obligation Bonds, Series 2006A,          12/16 at 100.00             AA      1,958,180
                    4.750%, 12/15/24
          1,300  Connecticut State, General Obligation Bonds, Series 2006C,           6/16 at 100.00            AAA      1,315,899
                    5.000%, 6/01/23 - FSA Insured
                 Hartford, Connecticut, General Obligation Bonds, Series 2005A:
            775     5.000%, 8/01/20 - FSA Insured                                     8/15 at 100.00            AAA        787,695
            525     4.375%, 8/01/24 - FSA Insured                                     8/15 at 100.00            AAA        461,438
            500  New Haven, Connecticut, General Obligation Bonds, Series 2006,      11/16 at 100.00              A        520,585
                    5.000%, 11/01/17 - AMBAC Insured
            500  North Haven, Connecticut, General Obligation Bonds, Series             No Opt. Call            Aa2        505,935
                    2006, 5.000%, 7/15/24
          1,860  Puerto Rico, General Obligation and Public Improvement Bonds,          No Opt. Call             AA      1,711,479
                    Series 2001A, 5.500%, 7/01/20 - MBIA Insured
                 Regional School District 16, Beacon Falls and Prospect,
                 Connecticut, General Obligation Bonds, Series 2000:
            350     5.500%, 3/15/18 - FSA Insured                                     3/10 at 101.00            Aa3        363,353
            350     5.625%, 3/15/19 - FSA Insured                                     3/10 at 101.00            Aa3        363,906
            350     5.700%, 3/15/20 - FSA Insured                                     3/10 at 101.00            Aa3        364,371
          1,420  Regional School District 16, Connecticut, General Obligation         3/13 at 101.00             A3      1,518,221
                    Bonds, Series 2003, 5.000%, 3/15/16 - AMBAC Insured
                 Suffield, Connecticut, General Obligation Bonds, Series 2005:
            465     5.000%, 6/15/17                                                     No Opt. Call             AA        505,567
            460     5.000%, 6/15/19                                                     No Opt. Call             AA        487,747
          1,000     5.000%, 6/15/21                                                     No Opt. Call             AA      1,034,120
          1,500  West Hartford, Connecticut, General Obligation Bonds, Series        10/15 at 100.00            AAA      1,585,245
                    2005B, 5.000%, 10/01/18
----------------------------------------------------------------------------------------------------------------------------------
         15,975  Total Tax Obligation/General                                                                           16,119,328
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 23.1% (14.7% OF TOTAL INVESTMENTS)
                 Connecticut Health and Educational Facilities Authority, Child
                 Care Facilities Program Revenue Bonds, Series 2006F:
          1,300     5.000%, 7/01/31 - AGC Insured                                     7/16 at 100.00            AAA      1,171,404
          1,000     5.000%, 7/01/36 - AGC Insured                                     7/16 at 100.00            AAA        881,770
          1,945  Connecticut Health and Educational Facilities Authority,             7/09 at 102.00              A      1,892,893
                    Revenue Bonds, Child Care Facilities Program, Series 1999C,
                    5.625%, 7/01/29 - AMBAC Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 Connecticut, Special Tax Obligation Transportation
                 Infrastructure Purpose Bonds, Series 2002B:
$         2,000     5.000%, 12/01/20 - AMBAC Insured                                 12/12 at 100.00             AA   $  2,004,300
          1,000     5.000%, 12/01/21 - AMBAC Insured                                 12/12 at 100.00             AA        980,330
            500  Connecticut, Special Tax Obligation Transportation                   1/14 at 100.00             AA        495,985
                    Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23
                    - FGIC Insured
          1,750  Connecticut, Special Tax Obligation Transportation                   8/17 at 100.00             AA      1,716,558
                    Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                    8/01/27 - AMBAC Insured
                 Puerto Rico Infrastructure Financing Authority, Special Tax
                 Revenue Bonds, Series 2005A:
            960     0.000%, 7/01/32 - FGIC Insured                                      No Opt. Call           BBB+        169,046
          2,615     0.000%, 7/01/33 - FGIC Insured                                      No Opt. Call           BBB+        426,167
          2,000  Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%,          8/12 at 100.00            AAA      1,931,460
                    8/01/21 - FSA Insured
          2,400  Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,          8/15 at 100.00            AAA      2,445,360
                    8/01/16 - FSA Insured
          1,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes       10/14 at 100.00            AAA      1,037,050
                    Loan Note, Series 2003, 5.250%, 10/01/19 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
         18,470  Total Tax Obligation/Limited                                                                           15,152,323
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 0.9% (0.6% OF TOTAL INVESTMENTS)
            750  Connecticut, General Airport Revenue Bonds, Bradley                  4/11 at 101.00             AA        580,868
                    International Airport, Series 2001A, 5.125%, 10/01/26 - FGIC
                    Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 14.5% (9.2% OF TOTAL INVESTMENTS) (4)
             50  Connecticut Health and Educational Facilities Authority,             7/10 at 101.00       BBB+ (4)         53,819
                    Revenue Bonds, Eastern Connecticut Health Network, Series
                    2000A, 6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured
            650  Connecticut Health and Educational Facilities Authority,             7/11 at 101.00        N/R (4)        712,556
                    Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%,
                    7/01/23 (Pre-refunded 7/01/11)
             40  Connecticut, General Obligation Bonds, Series 1993E, 6.000%,           No Opt. Call         AA (4)         44,694
                    3/15/12 (ETM)
          1,500  Connecticut, General Obligation Bonds, Series 2002B, 5.500%,         6/12 at 100.00         AA (4)      1,660,650
                    6/15/21 (Pre-refunded 6/15/12)
            600  Guam Economic Development Authority, Tobacco Settlement              5/11 at 100.00       Baa3 (4)        647,226
                    Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                    (Pre-refunded 5/15/11)
          1,000  Hartford, Connecticut, Parking System Revenue Bonds, Series          7/10 at 100.00       Baa2 (4)      1,072,250
                    2000A, 6.400%, 7/01/20 (Pre-refunded 7/01/10)
            400  Northern Mariana Islands, General Obligation Bonds, Series           6/10 at 100.00            AAA        425,412
                    2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured
          1,000  Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00            AAA        993,970
                    Obligation Bonds, Series 2000A, 5.500%, 10/01/40
            485  Puerto Rico, The Children's Trust Fund, Tobacco Settlement           7/10 at 100.00            AAA        506,325
                    Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                    (Pre-refunded 7/01/10)
          1,100  University of Connecticut, General Obligation Bonds, Series          2/13 at 100.00         AA (4)      1,212,453
                    2003A, 5.125%, 2/15/21 (Pre-refunded 2/15/13) - MBIA Insured
          1,000  Virgin Islands Public Finance Authority, Gross Receipts Taxes       10/10 at 101.00       BBB+ (4)      1,094,890
                    Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded
                    10/01/10)
          1,000  Waterbury, Connecticut, General Obligation Bonds, Series 2002A,      4/12 at 100.00            AAA      1,098,500
                    5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
          8,825  Total U.S. Guaranteed                                                                                   9,522,745
----------------------------------------------------------------------------------------------------------------------------------

     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                         OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)         VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 6.4% (4.1% OF TOTAL INVESTMENTS)
$        1,150   Bristol Resource Recovery Facility Operating Committee,                No Opt. Call             AA  $  1,209,099
                    Connecticut, Solid Waste Revenue Bonds, Covanta Bristol
                    Inc., Series 2005, 5.000%, 7/01/12 - AMBAC Insured
         1,000   Connecticut Development Authority, Pollution Control Revenue         4/09 at 102.00           Baa1       844,810
                    Refunding Bonds, Connecticut Light and Power Company,
                    Series 1993A, 5.850%, 9/01/28
         1,070   Connecticut Development Authority, Solid Waste Disposal             11/12 at 100.00           Baa1       816,999
                    Facilities Revenue Bonds, PSEG Power LLC Project, Series
                    2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
                 Eastern Connecticut Resource Recovery Authority, Solid Waste
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
           355      5.500%, 1/01/14 (Alternative Minimum Tax)                         1/09 at 100.00            BBB       318,648
         1,290      5.500%, 1/01/20 (Alternative Minimum Tax)                         1/09 at 100.00            BBB       994,538
---------------------------------------------------------------------------------------------------------------------------------
         4,865   Total Utilities                                                                                        4,184,094
---------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 12.1% (7.7% OF TOTAL INVESTMENTS)
           500   Connecticut Development Authority, Water Facility Revenue            9/17 at 100.00           BBB-       350,025
                    Bonds, Aquarion Water Company Project, Series 200.7,
                    5.100%, 9/01/37 - SYNCORA GTY Insured (Alternative Minimum
                    Tax)
         1,185   Connecticut, State Revolving Fund General Revenue Bonds,            10/13 at 100.00            AAA     1,250,779
                    Series 2003A, 5.000%, 10/01/16
                 Greater New Haven Water Pollution Control Authority,
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A:
         1,520      5.000%, 11/15/30 - MBIA Insured                                  11/15 at 100.00             AA     1,370,037
         2,260      5.000%, 8/15/35 - MBIA Insured                                   11/15 at 100.00             AA     1,968,867
                 South Central Connecticut Regional Water Authority, Water
                 System Revenue Bonds, Eighteenth Series 2003A:
         1,000      5.000%, 8/01/20 - MBIA Insured                                    8/13 at 100.00             AA       998,700
         1,075      5.000%, 8/01/33 - MBIA Insured                                    8/13 at 100.00             AA       971,940
         1,100   Stamford, Connecticut, Water Pollution Control System and           11/13 at 100.00            AA+     1,021,702
                    Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
---------------------------------------------------------------------------------------------------------------------------------
         8,640   Total Water and Sewer                                                                                  7,932,050
---------------------------------------------------------------------------------------------------------------------------------
$      112,975   Total Investments (cost $112,526,520) - 157.2%                                                       103,020,768
=================----------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.7)%                                                                    (3,075,000)
                 ----------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 5.9%                                                                   3,906,611
                 ----------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (58.4)% (5)                                                 (38,300,000)
                 ----------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $ 65,552,379
                 ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)   Preferred   Shares,   at  Liquidation  Value  as  a  percentage  of  Total
      Investments is 37.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NFC   | Nuveen Connecticut Dividend Advantage Municipal Fund
      | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 38.2% (24.0% OF TOTAL INVESTMENTS)
$           795  Connecticut Health and Education Facilities Authority, Revenue      7/17 at 100.00              AA  $     728,562
                    Bonds, Quinnipiac University, Series 2007-I, 5.000%,
                    7/01/25 - MBIA Insured
            500  Connecticut Health and Education Facilities Authority,              7/16 at 100.00              A3        393,945
                    University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                    7/01/36 - RAAI Insured
            100  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00            BBB+         74,395
                    Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                    7/01/36 - RAAI Insured
            150  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              A3        122,490
                    Revenue Bonds, Chase Collegiate School, Series 2007A,
                    5.000%, 7/01/27 - RAAI Insured
            440  Connecticut Health and Educational Facilities Authority,              No Opt. Call              A2        471,126
                    Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%,
                    7/01/18 - AMBAC Insured
            130  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              AA        106,981
                    Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                    7/01/37 - AMBAC Insured
             50  Connecticut Health and Educational Facilities Authority,            1/09 at 101.00              A3         40,356
                    Revenue Bonds, Sacred Heart University, Series 1998E,
                    5.000%, 7/01/28 - RAAI Insured
            350  Connecticut Health and Educational Facilities Authority,            7/14 at 100.00              AA        362,383
                    Revenue Bonds, Trinity College, Series 2004H, 5.000%,
                    7/01/17 - MBIA Insured
          1,000  Connecticut Health and Educational Facilities Authority,            7/12 at 101.00              A3        811,550
                    Revenue Bonds, University of Hartford, Series 2002E,
                    5.250%, 7/01/32 - RAAI Insured
          1,000  Connecticut Health and Educational Facilities Authority,            7/09 at 100.00             AAA      1,000,610
                    Revenue Bonds, Yale University, Series 2002W, 5.125%,
                    7/01/27
            500  Connecticut Health and Educational Facilities Authority,            7/13 at 100.00             AAA        473,560
                    Revenue Bonds, Yale University, Series 2003X-1, 5.000%,
                    7/01/42
          1,800  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00             AAA      1,704,816
                    Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                    7/01/42
          3,050  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00             AAA      2,912,415
                    Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                     7/01/42 (UB)
            500  Connecticut Higher Education Supplemental Loan Authority,          11/11 at 100.00              A2        468,885
                    Revenue Bonds, Family Education Loan Program, Series 2001A,
                    5.250%, 11/15/18 - MBIA Insured (Alternative Minimum Tax)
                 Puerto Rico Industrial, Tourist, Educational, Medical and
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez University
                 System, Series 1999:
            125     5.375%, 2/01/19                                                  2/09 at 101.00            BBB-        105,878
            270     5.375%, 2/01/29                                                  2/09 at 101.00            BBB-        195,018
                 University of Connecticut, General Obligation Bonds, Series
                 2001A:
          1,000     4.750%, 4/01/20                                                  4/11 at 101.00              AA      1,007,560
          1,000     4.750%, 4/01/21 - MBIA Insured                                   4/11 at 101.00              AA      1,003,400
            585  University of Connecticut, General Obligation Bonds, Series         2/16 at 100.00              AA        590,920
                    2006A, 5.000%, 2/15/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
         13,345  Total Education and Civic Organizations                                                                12,574,850
----------------------------------------------------------------------------------------------------------------------------------

     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 10.8% (6.8% OF TOTAL INVESTMENTS)
$        1,400   Connecticut Health and Educational Facilities Authority,            7/12 at 101.00            BBB+  $    1,070,272
                    Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
                    7/01/32 - RAAI Insured
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Griffin Hospital, Series 2005B:
           500      5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00              A3         448,395
           250      5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00              A3         213,400
           185   Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              A3         127,774
                    Revenue Bonds, Hospital For Special Care, Series 2007C,
                    5.250%, 7/01/32 - RAAI Insured
            60   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00             Aa3          54,226
                    Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                    7/01/32 - FSA Insured
           125   Connecticut Health and Educational Facilities Authority,            7/09 at 101.00            Baa1          96,784
                    Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                    7/01/24 - MBIA Insured
         1,870   Connecticut Health and Educational Facilities Authority,            7/16 at 100.00              AA       1,533,400
                    Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                    5.000%, 7/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         4,390   Total Health Care                                                                                        3,544,251
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 1.2% (0.7% OF TOTAL INVESTMENTS)
           500   Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00             AAA         392,070
                    Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                    11/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 7.0% (4.4% OF TOTAL INVESTMENTS)
                 Connecticut Housing Finance Authority, Housing Mortgage
                 Finance Program Bonds, Series 2001C:
         1,000      5.300%, 11/15/33 (Alternative Minimum Tax)                      11/10 at 100.00             AAA         811,740
           250      5.450%, 11/15/43 (Alternative Minimum Tax)                      11/10 at 100.00             AAA         198,288
           800   Connecticut Housing Finance Authority, Housing Mortgage             5/13 at 100.00             AAA         697,768
                    Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34
           700   Connecticut Housing Finance Authority, Housing Mortgage             5/16 at 100.00             AAA         602,637
                    Finance Program Bonds, Series 2006D, 4.650%, 11/15/27
-----------------------------------------------------------------------------------------------------------------------------------
         2,750   Total Housing/Single Family                                                                              2,310,433
-----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 2.5% (1.6% OF TOTAL INVESTMENTS)
         1,000   Connecticut Resource Recovery Authority, Revenue Bonds,
                    American Ref-Fuel Company of Southeastern Connecticut LP,
                    Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)      12/11 at 102.00             Ba1         833,340
-----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)
           300   Connecticut Development Authority, First Mortgage Gross            12/11 at 102.00            BBB+         248,817
                    Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                    Series 2003, 5.750%, 12/01/23
           110   Connecticut Development Authority, First Mortgage Gross             4/09 at 100.00            BBB-          99,240
                    Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                    Congregational Avery Heights, Series 1997, 5.800%, 4/01/21
           250   Connecticut State Development Authority, Health Facilities          8/17 at 100.00             N/R         168,345
                    Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                    Inc., Series 2007, 5.500%, 8/15/27
-----------------------------------------------------------------------------------------------------------------------------------
           660   Total Long-Term Care                                                                                       516,402
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 11.9% (7.4% OF TOTAL INVESTMENTS)
           560   Connecticut State, General Obligation Bonds, Series 2004C,          4/14 at 100.00              AA         564,609
                    5.000%, 4/01/23 - FGIC Insured
           700   Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00              AA         685,363
                    4.750%, 12/15/24
           100   Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00             AAA         101,223
                    5.000%, 6/01/23 - FSA Insured

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)
                 Hartford, Connecticut, General Obligation Bonds, Series 2005A:
$          360      5.000%, 8/01/21 - FSA Insured                                    8/15 at 100.00             AAA   $     363,229
           240      4.375%, 8/01/24 - FSA Insured                                    8/15 at 100.00             AAA         210,943
           400   North Haven, Connecticut, General Obligation Bonds, Series            No Opt. Call             Aa2         404,748
                    2006, 5.000%, 7/15/24
                 Suffield, Connecticut, General Obligation Bonds, Series 2005:
           335      5.000%, 6/15/17                                                    No Opt. Call              AA         364,225
           335      5.000%, 6/15/19                                                    No Opt. Call              AA         355,207
           810   West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00             AAA         856,032
                    2005B, 5.000%, 10/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         3,840   Total Tax Obligation/General                                                                             3,905,579
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 27.7% (17.4% OF TOTAL INVESTMENTS)
                 Connecticut Health and Educational Facilities Authority, Child
                 Care Facilities Program Revenue Bonds, Series 2006F:
           650      5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00             AAA         585,702
           500      5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00             AAA         440,885
         1,000   Connecticut Health and Educational Facilities Authority,
                    Revenue Bonds, New Opportunities for Waterbury Inc., Series      1/09 at 105.00               A       1,015,240
                    1998A, 6.750%, 7/01/28
                 Connecticut, Certificates of Participation, Juvenile Training
                 School, Series 2001:
           600      5.000%, 12/15/20                                                12/11 at 101.00             AA-         605,298
         1,000      5.000%, 12/15/30                                                12/11 at 101.00             AA-         935,340
         1,475   Connecticut, Special Tax Obligation Transportation                    No Opt. Call             AAA       1,624,904
                    Infrastructure Purpose Bonds, Series 1998B, 5.500%,
                    11/01/12 - FSA Insured
           900   Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00              AA         882,801
                    Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,
                    8/01/27 - AMBAC Insured
           600   Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call               A         469,776
                    Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC Insured
           470   Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call            BBB+          82,762
                    Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
         1,200   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00             AAA       1,222,680
                    8/01/16 - FSA Insured
           750   Virgin Islands Public Finance Authority, Gross Receipts Taxes      10/10 at 101.00            BBB+         758,048
                    Loan Note, Series 1999A, 6.375%, 10/01/19
           500   Virgin Islands Public Finance Authority, Senior Lien Revenue        4/09 at 101.00               A         486,820
                    Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                    5.500%, 10/01/18 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
         9,645   Total Tax Obligation/Limited                                                                             9,110,256
-----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 5.9% (3.7% OF TOTAL INVESTMENTS)
         2,500   Connecticut, General Airport Revenue Bonds, Bradley                 4/11 at 101.00              AA       1,936,225
                    International Airport, Series 2001A, 5.125%, 10/01/26 -
                    FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 34.3% (21.5% OF TOTAL INVESTMENTS) (4)
         1,000   Connecticut Health and Educational Facilities Authority,            7/11 at 101.00         N/R (4)       1,096,240
                    Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%,
                    7/01/23 (Pre-refunded 7/01/11)
         2,000   Connecticut, Clean Water Fund Revenue Bonds, Series 2001,          10/11 at 100.00             AAA       2,188,597
                    5.500%, 10/01/20 (Pre-refunded 10/01/11)
           500   Connecticut, General Obligation Bonds, Series 2002B, 5.500%,        6/12 at 100.00          AA (4)         553,550
                    6/15/21 (Pre-refunded 6/15/12)
           500   East Lyme, Connecticut, General Obligation Bonds, Series 2001,      7/11 at 102.00         Aa3 (4)         548,645
                    5.125%, 7/15/20 (Pre-refunded 7/15/11) - FGIC Insured

     |  Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

PRINCIPAL                                                                             OPTIONAL CALL
AMOUNT (000)     DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
                 Guam Economic Development Authority, Tobacco Settlement
                 Asset-Backed Bonds, Series 2001A:
$           25      5.000%, 5/15/22 (Pre-refunded 5/15/11)                           5/11 at 100.00        Baa3 (4)   $      26,620
           500      5.400%, 5/15/31 (Pre-refunded 5/15/11)                           5/11 at 100.00        Baa3 (4)         537,165
         1,270   Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00        Baa3 (4)       1,369,962
                    Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                    (Pre-refunded 5/15/11)
           220   New Haven, Connecticut, General Obligation Bonds, Series           11/11 at 100.00          A- (4)         234,003
                    2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC
                    Insured
           250   Northern Mariana Islands, General Obligation Bonds, Series          6/10 at 100.00             AAA         265,883
                    2000A, 6.000%, 6/01/20 (Pre-refunded 6/01/10) - ACA Insured
                 Puerto Rico Infrastructure Financing Authority, Special
                 Obligation Bonds, Series 2000A:
         1,425      5.500%, 10/01/32                                                10/10 at 101.00             AAA       1,424,886
         1,300      5.500%, 10/01/40                                                10/10 at 101.00             AAA       1,292,161
           235   Puerto Rico, The Children's Trust Fund, Tobacco Settlement          7/10 at 100.00             AAA         245,333
                    Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                    (Pre-refunded 7/01/10)
         1,000   Waterbury, Connecticut, General Obligation Bonds, Series            4/12 at 100.00             AAA       1,098,500
                    2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured
           370   Windsor, Connecticut, General Obligation Bonds, Series 2001,        7/09 at 100.00         Aa2 (4)         379,076
                    5.000%, 7/15/20 (Pre-refunded 7/15/09)
-----------------------------------------------------------------------------------------------------------------------------------
        10,595   Total U.S. Guaranteed                                                                                   11,260,621
-----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 5.0% (3.2% OF TOTAL INVESTMENTS)
           500   Connecticut Development Authority, Pollution Control Revenue        4/09 at 102.00            Baa1         422,405
                    Refunding Bonds, Connecticut Light and Power Company,
                    Series 1993A, 5.850%, 9/01/28
           560   Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00            Baa1         427,588
                    Facilities Revenue Bonds, PSEG Power LLC Project, Series
                    2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
           900   Eastern Connecticut Resource Recovery Authority, Solid Waste        1/09 at 100.00             BBB         807,840
                    Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                    5.500%, 1/01/14 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         1,960   Total Utilities                                                                                          1,657,833
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 13.2% (8.3% OF TOTAL INVESTMENTS)
           255   Connecticut Development Authority, Water Facility Revenue           9/17 at 100.00            BBB-         178,513
                    Bonds, Aquarion Water Company Project, Series 200.7,
                    5.100%, 9/01/37 - SYNCORA GTY Insured (Alternative Minimum
                    Tax)
         1,185   Connecticut, State Revolving Fund General Revenue Bonds,           10/13 at 100.00             AAA       1,250,779
                    Series 2003A, 5.000%, 10/01/16
                 Greater New Haven Water Pollution Control Authority,
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A:
           720      5.000%, 11/15/30 - MBIA Insured                                 11/15 at 100.00              AA         648,965
         1,110      5.000%, 8/15/35 - MBIA Insured                                  11/15 at 100.00              AA         967,010

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$          140   Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00             Ba2   $     110,568
                    System Revenue Bonds, Series 2005, 6.000%, 7/01/25
                 South Central Connecticut Regional Water Authority, Water
                 System Revenue Bonds, Eighteenth Series 2003A:
           750      5.000%, 8/01/20 - MBIA Insured                                   8/13 at 100.00              AA         749,025
           470      5.000%, 8/01/33 - MBIA Insured                                   8/13 at 100.00              AA         424,941
-----------------------------------------------------------------------------------------------------------------------------------
         4,630   Total Water and Sewer                                                                                    4,329,801
-----------------------------------------------------------------------------------------------------------------------------------
$       55,815   Total Investments (cost $56,432,776) - 159.3%                                                           52,371,661
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.6)%                                                                      (1,525,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.6%                                                                     1,526,623
                 ------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (59.3)% (5)                                                   (19,500,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                        $  32,873,284
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.2%.

N/R  Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGK  | Nuveen Connecticut Dividend Advantage Municipal Fund 2
     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.7% (1.1% OF TOTAL INVESTMENTS)
$           720  Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33       5/12 at 100.00             BBB   $     522,000
-----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 35.7% (22.5% OF TOTAL
                 INVESTMENTS)
            715  Connecticut Health and Education Facilities Authority,              7/17 at 100.00              AA         655,247
                    Revenue Bonds, Quinnipiac University, Series 2007-I,
                    5.000%, 7/01/25 - MBIA Insured
            500  Connecticut Health and Education Facilities Authority,              7/16 at 100.00              A3         393,945
                    University of Hartford Revenue Bonds, Series 2006G,
                    5.250%, 7/01/36 - RAAI Insured
            100  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00            BBB+          74,395
                    Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                    7/01/36 - RAAI Insured
            135  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              A3         110,241
                    Revenue Bonds, Chase Collegiate School, Series 2007A,
                    5.000%, 7/01/27 - RAAI Insured
             95  Connecticut Health and Educational Facilities Authority,            1/09 at 102.00              AA          91,843
                    Revenue Bonds, Fairfield University, Series 1998H, 5.000%,
                    7/01/23 - MBIA Insured
            500  Connecticut Health and Educational Facilities Authority,            7/09 at 100.50               A         496,075
                    Revenue Bonds, Hopkins School, Series 1998A, 5.000%,
                    7/01/20 - AMBAC Insured
            310  Connecticut Health and Educational Facilities Authority,              No Opt. Call              A2         326,864
                    Revenue Bonds, Loomis Chaffee School, Series 2005F,
                    5.250%, 7/01/19 - AMBAC Insured
            120  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              AA          98,752
                    Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                    7/01/37 - AMBAC Insured
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, University of Hartford, Series 2002E:
            590     5.500%, 7/01/22 - RAAI Insured                                   7/12 at 101.00              A3         542,487
          1,000     5.250%, 7/01/32 - RAAI Insured                                   7/12 at 101.00              A3         811,550
          1,000  Connecticut Health and Educational Facilities Authority,            7/09 at 100.00             AAA       1,000,610
                    Revenue Bonds, Yale University, Series 2002W, 5.125%,
                    7/01/27
            500  Connecticut Health and Educational Facilities Authority,            7/13 at 100.00             AAA         473,560
                    Revenue Bonds, Yale University, Series 2003X-1, 5.000%,
                    7/01/42
          1,600  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00             AAA       1,515,392
                    Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                    7/01/42
          2,750  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00             AAA       2,625,948
                    Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                    7/01/42 (UB)
                 University of Connecticut, General Obligation Bonds, Series
                 2006A:
            450     5.000%, 2/15/19 - FGIC Insured                                   2/16 at 100.00              AA         469,926
            490     5.000%, 2/15/23 - FGIC Insured                                   2/16 at 100.00              AA         494,959
            500  University of Connecticut, Student Fee Revenue Refunding           11/12 at 101.00              AA         506,585
                    Bonds, Series 2002A, 5.250%, 11/15/22 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         11,355  Total Education and Civic Organizations                                                                 10,688,379
-----------------------------------------------------------------------------------------------------------------------------------

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 12.9% (8.2% OF TOTAL INVESTMENTS)
$           300  Connecticut Health and Educational Facilities Authority,            7/12 at 101.00            BBB+   $     229,344
                    Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
                    7/01/32 - RAAI Insured
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Eastern Connecticut Health Network,
                 Series 2000A:
             20     6.125%, 7/01/20 - RAAI Insured                                   7/10 at 101.00            BBB+          18,087
             65     6.000%, 7/01/25 - RAAI Insured                                   7/10 at 101.00            BBB+          54,607
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Griffin Hospital, Series 2005B:
            300     5.000%, 7/01/20 - RAAI Insured                                   7/15 at 100.00              A3         269,037
            300     5.000%, 7/01/23 - RAAI Insured                                   7/15 at 100.00              A3         256,080
            170  Connecticut Health and Educational Facilities Authority,            7/17 at 100.00              A3         117,414
                    Revenue Bonds, Hospital For Special Care, Series 2007C,
                    5.250%, 7/01/32 - RAAI Insured
          1,190  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00             Aa3       1,075,474
                    Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                    7/01/32 - FSA Insured
          1,000  Connecticut Health and Educational Facilities Authority,            7/12 at 101.00            BBB+         864,690
                    Revenue Bonds, St. Francis Hospital and Medical Center,
                    Series 2002D, 5.000%, 7/01/22 - RAAI Insured
             25  Connecticut Health and Educational Facilities Authority,            7/09 at 101.00            Baa1          21,970
                    Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                    7/01/18 - MBIA Insured
          1,170  Connecticut Health and Educational Facilities Authority,            7/16 at 100.00              AA         959,400
                    Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                    5.000%, 7/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          4,540  Total Health Care                                                                                        3,866,103
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)
            500  Connecticut Housing Finance Authority, Multifamily Housing         11/15 at 100.00             AAA         392,070
                    Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                    11/15/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 6.0% (3.8% OF TOTAL INVESTMENTS)
            250  Connecticut Housing Finance Authority, Housing Mortgage            11/10 at 100.00             AAA         198,288
                    Finance Program Bonds, Series 2001C, 5.450%, 11/15/43
                    (Alternative Minimum Tax)
            700  Connecticut Housing Finance Authority, Housing Mortgage             5/13 at 100.00             AAA         610,547
                    Finance Program Bonds, Series 2004-A5, 5.050%, 11/15/34
                 Connecticut Housing Finance Authority, Housing Mortgage
                 Finance Program Bonds, Series 2006-A1:
            305     4.700%, 11/15/26 (Alternative Minimum Tax)                      11/15 at 100.00             AAA         237,812
            330     4.800%, 11/15/31 (Alternative Minimum Tax)                      11/15 at 100.00             AAA         244,685
            600  Connecticut Housing Finance Authority, Housing Mortgage             5/16 at 100.00             AAA         516,546
                    Finance Program Bonds, Series 2006D, 4.650%, 11/15/27
-----------------------------------------------------------------------------------------------------------------------------------
          2,185  Total Housing/Single Family                                                                              1,807,878
-----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 2.8% (1.8% OF TOTAL INVESTMENTS)
          1,000  Connecticut Resource Recovery Authority, Revenue Bonds,            12/11 at 102.00             Ba1         833,340
                    American Ref-Fuel Company of Southeastern Connecticut LP,
                    Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 3.6% (2.3% OF TOTAL INVESTMENTS)
            320  Connecticut Development Authority, First Mortgage Gross            12/11 at 102.00            BBB+         265,405
                    Revenue Healthcare Bonds, Elim Park Baptist Home Inc.,
                    Series 2003, 5.750%, 12/01/23
            265  Connecticut Development Authority, First Mortgage Gross             4/09 at 100.00            BBB-         263,272
                    Revenue Refunding Healthcare Bonds, Church Homes Inc. -
                    Congregational Avery Heights, Series 1997, 5.700%, 4/01/12

     | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE (continued)
$           450  Connecticut Health and Educational Facilities Authority,            7/12 at 101.00               A   $     386,010
                    Revenue Bonds, Village for Families and Children Inc.,
                    Series 2002A, 5.000%, 7/01/19 - AMBAC Insured
            250  Connecticut State Development Authority, Health Facilities          8/17 at 100.00             N/R         168,345
                    Revenue Bonds, Alzheimer's Resource Center of
                    Connecticut, Inc., Series 2007, 5.500%, 8/15/27
-----------------------------------------------------------------------------------------------------------------------------------
          1,285  Total Long-Term Care                                                                                     1,083,032
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 23.0% (14.5% OF TOTAL INVESTMENTS)
            600  Connecticut State, General Obligation Bonds, Series 2006A,         12/16 at 100.00              AA         587,454
                    4.750%, 12/15/24
            400  Connecticut State, General Obligation Bonds, Series 2006C,          6/16 at 100.00             AAA         404,892
                    5.000%, 6/01/23 - FSA Insured
                 Farmington, Connecticut, General Obligation Bonds,
                 Series 2002:
          1,000     5.000%, 9/15/20                                                  9/12 at 101.00             Aa1       1,023,660
          1,450     5.000%, 9/15/21                                                  9/12 at 101.00             Aa1       1,462,238
          1,305  Hartford County Metropolitan District, Connecticut, General         4/12 at 101.00             AA+       1,310,377
                    Obligation Bonds, Series 2002, 5.000%, 4/01/22
                 Hartford, Connecticut, General Obligation Bonds, Series
                 2005A:
            360     5.000%, 8/01/21 - FSA Insured                                    8/15 at 100.00             AAA         363,229
            140     4.375%, 8/01/24 - FSA Insured                                    8/15 at 100.00             AAA         123,050
            650  New Haven, Connecticut, General Obligation Bonds, Series           11/16 at 100.00               A         676,761
                    2006, 5.000%, 11/01/17 - AMBAC Insured
            400  Suffield, Connecticut, General Obligation Bonds, Series               No Opt. Call              AA         413,648
                    2005, 5.000%, 6/15/21
            500  West Hartford, Connecticut, General Obligation Bonds, Series       10/15 at 100.00             AAA         530,720
                    2005B, 5.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
          6,805  Total Tax Obligation/General                                                                             6,896,029
-----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 17.4% (11.0% OF TOTAL INVESTMENTS)
                 Connecticut Health and Educational Facilities Authority,
                 Child Care Facilities Program Revenue Bonds, Series 2006F:
            575     5.000%, 7/01/31 - AGC Insured                                    7/16 at 100.00             AAA         518,121
            500     5.000%, 7/01/36 - AGC Insured                                    7/16 at 100.00             AAA         440,885
            500  Connecticut, Special Tax Obligation Transportation                 10/11 at 100.00             AAA         529,335
                    Infrastructure Purpose Bonds, Series 2001B, 5.375%,
                    10/01/13 - FSA Insured
          1,625  Connecticut, Special Tax Obligation Transportation                  7/12 at 100.00             AAA       1,662,407
                    Infrastructure Purpose Bonds, Series 2002A, 5.375%,
                    7/01/20 - FSA Insured
            850  Connecticut, Special Tax Obligation Transportation                  8/17 at 100.00              AA         833,757
                    Infrastructure Purpose Revenue Bonds, Series 2007A,
                    5.000%, 8/01/27 - AMBAC Insured
            500  Puerto Rico Highway and Transportation Authority, Highway             No Opt. Call               A         391,480
                    Revenue Bonds, Series 2007N, 5.250%, 7/01/31 - AMBAC
                    Insured
            430  Puerto Rico Infrastructure Financing Authority, Special Tax           No Opt. Call            BBB+          75,719
                    Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                    Insured
            750  Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,         8/15 at 100.00             AAA         764,175
                    8/01/16 - FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------
          5,730  Total Tax Obligation/Limited                                                                             5,215,879
-----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 6.9% (4.3% OF TOTAL INVESTMENTS)
          1,950  New Haven, Connecticut, Revenue Refunding Bonds, Air Rights           No Opt. Call               A       2,057,581
                    Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------

      PRINCIPAL                                                                       OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 31.9% (20.1% OF TOTAL INVESTMENTS) (4)
$         2,250  Connecticut Health and Educational Facilities Authority,           11/11 at 100.00             AAA   $   2,434,882
                    Revenue Bonds, Connecticut State University System,
                    Series 2002D-2, 5.000%, 11/01/21 (Pre-refunded 11/01/11)
                    - FSA Insured
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Eastern Connecticut Health Network, Series
                 2000A:
            100     6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00        BBB+ (4)         107,899
             30     6.125%, 7/01/20 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00        BBB+ (4)          32,350
              5     6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI Insured            7/10 at 101.00        BBB+ (4)           5,382
            400  Connecticut Health and Educational Facilities Authority,            3/11 at 101.00             AAA         430,236
                    Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
                    3/01/32 (Pre-refunded 3/01/11) - FSA Insured
            250  Guam Economic Development Authority, Tobacco Settlement             5/11 at 100.00        Baa3 (4)         269,678
                    Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                    (Pre-refunded 5/15/11)
          1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds,          7/10 at 101.00             AAA       1,065,310
                    Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                    FSA Insured
                 Puerto Rico Infrastructure Financing Authority, Special
                 Obligation Bonds, Series 2000A:
          1,000     5.500%, 10/01/32                                                10/10 at 101.00             AAA         999,920
          2,000     5.500%, 10/01/40                                                10/10 at 101.00             AAA       1,987,939
          1,535  Regional School District 8, Andover, Hebron and Marlborough,        5/11 at 101.00         Aa3 (4)       1,657,124
                    Connecticut, General Obligation Bonds, Series 2002,
                    5.000%, 5/01/22 (Pre-refunded 5/01/11) - FSA Insured
            500  Waterbury, Connecticut, General Obligation Bonds, Series            4/12 at 100.00             AAA         549,250
                    2002A, 5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------
          9,070  Total U.S. Guaranteed                                                                                    9,539,970
-----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 4.7% (2.9% OF TOTAL INVESTMENTS)
            500  Connecticut Development Authority, Pollution Control Revenue        4/09 at 102.00            Baa1         422,405
                    Refunding Bonds, Connecticut Light and Power Company,
                    Series 1993A, 5.850%, 9/01/28
            470  Connecticut Development Authority, Solid Waste Disposal            11/12 at 100.00            Baa1         358,869
                    Facilities Revenue Bonds, PSEG Power LLC Project, Series
                    2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
                 Eastern Connecticut Resource Recovery Authority, Solid Waste
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
            250     5.500%, 1/01/15 (Alternative Minimum Tax)                        1/09 at 100.00             BBB         218,823
            510     5.500%, 1/01/20 (Alternative Minimum Tax)                        1/09 at 100.00             BBB         393,190
-----------------------------------------------------------------------------------------------------------------------------------
          1,730  Total Utilities                                                                                          1,393,287
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 10.4% (6.6% OF TOTAL INVESTMENTS)
            220  Connecticut Development Authority, Water Facility Revenue           9/17 at 100.00            BBB-         154,011
                    Bonds, Aquarion Water Company Project, Series 200.7,
                    5.100%, 9/01/37 - SYNCORA GTY Insured (Alternative
                    Minimum Tax)
            785  Connecticut, State Revolving Fund General Revenue Bonds,           10/13 at 100.00             AAA         828,575
                    Series 2003A, 5.000%, 10/01/16
                 Greater New Haven Water Pollution Control Authority,
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A:
            690     5.000%, 11/15/30 - MBIA Insured                                 11/15 at 100.00              AA         621,925
            320     5.000%, 8/15/35 - MBIA Insured                                  11/15 at 100.00              AA         278,778
            130  Guam Government Waterworks Authority, Water and Wastewater          7/15 at 100.00             Ba2         102,670
                    System Revenue Bonds, Series 2005, 6.000%, 7/01/25

     |  Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

     PRINCIPAL                                                                        OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                     PROVISIONS (2)     RATINGS (3)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)

                 South Central Connecticut Regional Water Authority, Water
                 System Revenue Bonds, Eighteenth Series 2003A:
$           750     5.000%, 8/01/20 - MBIA Insured                                   8/13 at 100.00              AA   $     749,025
            410     5.000%, 8/01/33 - MBIA Insured                                   8/13 at 100.00              AA         370,693
------------------------------------------------------------------------------------------------------------------------------------
          3,305  Total Water and Sewer                                                                                    3,105,677
------------------------------------------------------------------------------------------------------------------------------------
$        50,175  Total Investments (cost $50,635,027) - 158.4%                                                           47,401,225
=================-------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.6)%                                                                      (1,375,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.7%                                                                     1,393,085
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (58.5)% (5)                                                   (17,500,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                        $  29,919,310
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

     The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.9%.

N/R  Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGO | Nuveen Connecticut Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 3.1% (2.0% OF TOTAL INVESTMENTS)

$         2,295  Puerto Rico, The Children's Trust Fund, Tobacco Settlement
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33        5/12 at 100.00            BBB  $   1,663,875
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 28.6% (18.6% OF TOTAL
                 INVESTMENTS)
          1,000  Connecticut Health and Education Facilities Authority, Revenue       7/17 at 100.00             AA        789,230
                    Bonds, Connecticut College, Series 2007G, 4.500%, 7/01/37 -
                    MBIA Insured
          1,300  Connecticut Health and Education Facilities Authority, Revenue       7/17 at 100.00             AA      1,191,359
                    Bonds, Quinnipiac University, Series 2007-I, 5.000%, 7/01/25
                    - MBIA Insured
            650  Connecticut Health and Education Facilities Authority,               7/16 at 100.00             A3        512,129
                    University of Hartford Revenue Bonds, Series 2006G, 5.250%,
                    7/01/36 - RAAI Insured
            150  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00           BBB+        111,593
                    Revenue Bonds, Canterbury School, Series 2006B, 5.000%,
                    7/01/36 - RAAI Insured
            250  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             A3        204,150
                    Revenue Bonds, Chase Collegiate School, Series 2007A,
                    5.000%, 7/01/27 - RAAI Insured
            400  Connecticut Health and Educational Facilities Authority,               No Opt. Call             A2        421,760
                    Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%,
                    7/01/19 - AMBAC Insured
            215  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             AA        176,930
                    Revenue Bonds, Renbrook School, Series 2007A, 5.000%,
                    7/01/37 - AMBAC Insured
            750  Connecticut Health and Educational Facilities Authority,             7/12 at 101.00             A3        689,603
                    Revenue Bonds, University of Hartford, Series 2002E, 5.500%,
                    7/01/22 - RAAI Insured
          1,500  Connecticut Health and Educational Facilities Authority,             7/09 at 100.00            AAA      1,500,915
                    Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27
          3,000  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00            AAA      2,841,359
                    Revenue Bonds, Yale University, Series 2007Z-1, 5.000%,
                    7/01/42
          5,050  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00            AAA      4,822,195
                    Revenue Bonds, Yale University, Series 2007Z-3, 5.050%,
                    7/01/42 (UB)
                 University of Connecticut, General Obligation Bonds, Series
                 2006A:
            850     5.000%, 2/15/19 - FGIC Insured                                    2/16 at 100.00             AA        887,638
            490     5.000%, 2/15/23 - FGIC Insured                                    2/16 at 100.00             AA        494,959
            500  University of Connecticut, Student Fee Revenue Refunding Bonds,     11/12 at 101.00             AA        506,585
                    Series 2002A, 5.250%, 11/15/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
         16,105  Total Education and Civic Organizations                                                                15,150,405
----------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 9.5% (6.2% OF TOTAL INVESTMENTS)
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Bristol Hospital, Series 2002B:
            500     5.500%, 7/01/21 - RAAI Insured                                    7/12 at 101.00           BBB+        460,855
            600     5.500%, 7/01/32 - RAAI Insured                                    7/12 at 101.00           BBB+        458,688
            800  Connecticut Health and Educational Facilities Authority,             7/15 at 100.00             A3        717,432
                    Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%,
                    7/01/20 - RAAI Insured
            310  Connecticut Health and Educational Facilities Authority,             7/17 at 100.00             A3        214,108
                    Revenue Bonds, Hospital For Special Care, Series 2007C,
                    5.250%, 7/01/32 - RAAI Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$         2,130  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00            Aa3  $   1,925,009
                    Revenue Bonds, Middlesex Hospital, Series 2006, 5.000%,
                    7/01/32 - FSA Insured
            200  Connecticut Health and Educational Facilities Authority,             7/09 at 101.00           Baa1        175,760
                    Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                    7/01/18 - MBIA Insured
          1,325  Connecticut Health and Educational Facilities Authority,             7/16 at 100.00             AA      1,086,500
                    Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1,
                    5.000%, 7/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
          5,865  Total Health Care                                                                                       5,038,352
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
          1,000  Connecticut Housing Finance Authority, Multifamily Housing          11/15 at 100.00            AAA        784,140
                    Mortgage Finance Program Bonds, Series 2006G-2, 4.800%,
                    11/15/27 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 5.5% (3.6% OF TOTAL INVESTMENTS)
            750  Connecticut Housing Finance Authority, Housing Mortgage Finance     11/10 at 100.00            AAA        594,863
                    Program Bonds, Series 2001C, 5.450%, 11/15/43 (Alternative
                    Minimum Tax)
          1,300  Connecticut Housing Finance Authority, Housing Mortgage Finance      5/13 at 100.00            AAA      1,133,873
                    Program Bonds, Series 2004-A5, 5.050%, 11/15/34
                 Connecticut Housing Finance Authority, Housing Mortgage Finance
                 Program Bonds, Series 2006-A1:
            435     4.700%, 11/15/26 (Alternative Minimum Tax)                       11/15 at 100.00            AAA        339,174
            465     4.800%, 11/15/31 (Alternative Minimum Tax)                       11/15 at 100.00            AAA        344,784
            600  Connecticut Housing Finance Authority, Housing Mortgage Finance      5/16 at 100.00            AAA        516,546
                    Program Bonds, Series 2006D, 4.650%, 11/15/27
----------------------------------------------------------------------------------------------------------------------------------
          3,550  Total Housing/Single Family                                                                             2,929,240
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 3.1% (2.0% OF TOTAL INVESTMENTS)
          2,000  Connecticut Resource Recovery Authority, Revenue Bonds,             12/11 at 102.00            Ba1      1,666,680
                    American Ref-Fuel Company of Southeastern Connecticut LP,
                    Series 1998A-I, 5.500%, 11/15/15 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 12.3% (8.0% OF TOTAL INVESTMENTS)
            500  Connecticut Development Authority, First Mortgage Gross Revenue     12/11 at 102.00           BBB+        414,695
                    Healthcare Bonds, Elim Park Baptist Home Inc., Series 2003,
                    5.750%, 12/01/23
            495  Connecticut Development Authority, First Mortgage Gross Revenue      4/09 at 100.00           BBB-        491,773
                    Refunding Healthcare Bonds, Church Homes Inc. -
                    Congregational Avery Heights, Series 1997, 5.700%, 4/01/12
                 Connecticut Development Authority, Revenue Bonds, Duncaster
                 Inc., Series 2002:
            650     5.125%, 8/01/22 - RAAI Insured                                    8/12 at 101.00           BBB+        584,201
          1,025     4.750%, 8/01/32 - RAAI Insured                                    8/12 at 101.00           BBB+        777,873
                 Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Village for Families and Children Inc.,
                 Series 2002A:
            430     5.000%, 7/01/18 - AMBAC Insured                                   7/12 at 101.00              A        377,884
            475     5.000%, 7/01/20 - AMBAC Insured                                   7/12 at 101.00              A        396,725
            260     5.000%, 7/01/23 - AMBAC Insured                                   7/12 at 101.00              A        204,766
          1,000     5.000%, 7/01/32 - AMBAC Insured                                   7/12 at 101.00              A        697,940
                 Connecticut Housing Finance Authority, Special Needs Housing
                 Mortgage Finance Program Special Obligation Bonds, Series
                 2002SNH-1:
          1,000     5.000%, 6/15/22 - AMBAC Insured                                   6/12 at 101.00              A        944,440
          1,500     5.000%, 6/15/32 - AMBAC Insured                                   6/12 at 101.00              A      1,271,190
            500  Connecticut State Development Authority, Health Facilities           8/17 at 100.00            N/R        336,690
                    Revenue Bonds, Alzheimer's Resource Center of Connecticut,
                    Inc., Series 2007, 5.500%, 8/15/27
----------------------------------------------------------------------------------------------------------------------------------
          7,835  Total Long-Term Care                                                                                    6,498,177
----------------------------------------------------------------------------------------------------------------------------------

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 23.2% (15.1% OF TOTAL INVESTMENTS)
                 Bethel, Connecticut, General Obligation Bonds, Series 2002:
$           525     5.000%, 11/01/18 - FGIC Insured                                  11/12 at 100.00            Aa3  $     537,175
            525     5.000%, 11/01/19 - FGIC Insured                                  11/12 at 100.00            Aa3        533,951
            525     5.000%, 11/01/20 - FGIC Insured                                  11/12 at 100.00            Aa3        530,754
            525     5.000%, 11/01/21 - FGIC Insured                                  11/12 at 100.00            Aa3        528,134
            525     5.000%, 11/01/22 - FGIC Insured                                  11/12 at 100.00            Aa3        522,375
          1,200  Connecticut State, General Obligation Bonds, Series 2006A,          12/16 at 100.00             AA      1,174,908
                    4.750%, 12/15/24
            450  Farmington, Connecticut, General Obligation Bonds, Series 2002,      9/12 at 101.00            Aa1        460,647
                    5.000%, 9/15/20
            600  Hartford, Connecticut, General Obligation Bonds, Series 2005A,       8/15 at 100.00            AAA        605,382
                    5.000%, 8/01/21 - FSA Insured
                 New Canaan, Connecticut, General Obligation Bonds, Series 2002A:
            950     4.500%, 5/01/19                                                   5/11 at 100.00            Aaa        956,631
            900     4.600%, 5/01/20                                                   5/11 at 100.00            Aaa        903,924
            500     4.700%, 5/01/21                                                   5/11 at 100.00            Aaa        501,540
          1,000  New Haven, Connecticut, General Obligation Bonds, Series 2006,      11/16 at 100.00              A      1,041,170
                    5.000%, 11/01/17 - AMBAC Insured
                 Southbury, Connecticut, General Obligation Bonds, Series 2002:
            500     4.875%, 12/15/20                                                 12/11 at 101.00            Aa3        506,745
            500     4.875%, 12/15/21                                                 12/11 at 101.00            Aa3        504,315
            500     5.000%, 12/15/22                                                 12/11 at 101.00            Aa3        500,170
                 Stratford, Connecticut, General Obligation Bonds, Series 2002:
          1,375     4.000%, 2/15/19 - FSA Insured                                     2/12 at 100.00            AAA      1,350,154
            630     4.125%, 2/15/20 - FSA Insured                                     2/12 at 100.00            AAA        612,039
            500  West Hartford, Connecticut, General Obligation Bonds, Series        10/15 at 100.00            AAA        528,415
                    2005B, 5.000%, 10/01/18
----------------------------------------------------------------------------------------------------------------------------------
         12,230  Total Tax Obligation/General                                                                           12,298,429
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 23.0% (14.9% OF TOTAL INVESTMENTS)
            930  Connecticut Health and Educational Facilities Authority, Child       7/16 at 100.00            AAA        820,046
                    Care Facilities Program Revenue Bonds, Series 2006F, 5.000%,
                    7/01/36 - AGC Insured
             60  Connecticut, Special Tax Obligation Transportation                     No Opt. Call             AA         65,170
                    Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12
                 Connecticut, Special Tax Obligation Transportation
                 Infrastructure Purpose Bonds, Series 2002B:
          2,810     5.000%, 12/01/20 - AMBAC Insured                                 12/12 at 100.00             AA      2,816,041
          1,000     5.000%, 12/01/21 - AMBAC Insured                                 12/12 at 100.00             AA        980,330
          1,000     5.000%, 12/01/22 - AMBAC Insured                                 12/12 at 100.00             AA        972,520
            500  Connecticut, Special Tax Obligation Transportation
                    Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 -     1/14 at 100.00             AA        495,985
                    FGIC Insured
          1,500  Connecticut, Special Tax Obligation Transportation
                    Infrastructure Purpose Revenue Bonds, Series 2007A, 5.000%,       8/17 at 100.00             AA      1,471,335
                    8/01/27 - AMBAC Insured
          1,000  Puerto Rico Highway and Transportation Authority, Highway              No Opt. Call              A        782,960
                    Revenue Bonds, Series 2007N, 5.250%,7/01/31 - AMBAC Insured
                 Puerto Rico Infrastructure Financing Authority, Special Tax
                 Revenue Bonds, Series 2005A:
            780     0.000%, 7/01/32 - FGIC Insured                                      No Opt. Call           BBB+        137,350
          2,120     0.000%, 7/01/33 - FGIC Insured                                      No Opt. Call           BBB+        345,496
                 Puerto Rico Public Buildings Authority, Guaranteed Government
                 Facilities Revenue Bonds, Series 2002G:
            890     5.250%, 7/01/17                                                   7/12 at 100.00           BBB-        839,368
          1,000     5.250%, 7/01/20                                                   7/12 at 100.00           BBB-        900,000
          1,045     5.250%, 7/01/21                                                   7/12 at 100.00           BBB-        928,420
            750  Virgin Islands Public Finance Authority, Senior Lien Revenue         4/09 at 101.00            BBB        642,000
                    Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                    5.500%, 10/01/22
----------------------------------------------------------------------------------------------------------------------------------
        15,385   Total Tax Obligation/Limited                                                                           12,197,021
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 0.8% (0.5% OF TOTAL INVESTMENTS)
$           415  New Haven, Connecticut, Revenue Refunding Bonds, Air Rights            No Opt. Call              A  $     437,896
                    Parking Facility, Series 2002, 5.375%, 12/01/15 - AMBAC
                    Insured
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 23.8% (15.5% OF TOTAL INVESTMENTS) (4)
  500            Bridgeport, Connecticut, General Obligation Bonds, Series            9/13 at 100.00            AAA        558,900
                    2003A, 5.250%, 9/15/23 (Pre-refunded9/15/13) - FSA Insured
          3,100  Connecticut Health and Educational Facilities Authority,             7/11 at 101.00          A (4)      3,359,438
                    Revenue Bonds, Trinity College, Series 2001G, 5.000%,
                    7/01/21 (Pre-refunded 7/01/11) - AMBAC Insured
             40  New Haven, Connecticut, General Obligation Bonds, Series 2002A,     11/11 at 101.00          A (4)         42,711
                    5.250%, 11/01/17 - AMBAC Insured (ETM)
          3,050  Puerto Rico Electric Power Authority, Power Revenue Bonds,
                    Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) - FSA       7/10 at 101.00            AAA      3,249,195
                    Insured
          3,000  Puerto Rico Infrastructure Financing Authority, Special             10/10 at 101.00            AAA      2,981,909
                    Obligation Bonds, Series 2000A, 5.500%, 10/01/40
          1,010  Puerto Rico Public Finance Corporation, Commonwealth                   No Opt. Call            AAA      1,018,615
                    Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
                    Insured (ETM)
            195  Puerto Rico Public Finance Corporation, Commonwealth                 2/12 at 100.00            AAA        211,362
                    Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                    (Pre-refunded 2/01/12)
          1,100  University of Connecticut, General Obligation Bonds, Series          2/13 at 100.00         AA (4)      1,212,453
                    2003A, 5.125%, 2/15/21(Pre-refunded 2/15/13) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
         11,995  Total U.S. Guaranteed                                                                                  12,634,583
----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 4.4% (2.8% OF TOTAL INVESTMENTS)
            720  Connecticut Development Authority, Pollution Control Revenue         4/09 at 102.00           Baa1        608,263
                    Refunding Bonds, Connecticut Light and Power Company, Series
                    1993A, 5.850%, 9/01/28
            860  Connecticut Development Authority, Solid Waste Disposal             11/12 at 100.00           Baa1        656,653
                    Facilities Revenue Bonds, PSEG Power LLC Project, Series
                    2007A, 5.750%, 11/01/37 (Alternative Minimum Tax)
                 Eastern Connecticut Resource Recovery Authority, Solid Waste
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
            900     5.500%, 1/01/14 (Alternative Minimum Tax)                         1/09 at 100.00            BBB        807,840
            305     5.500%, 1/01/20 (Alternative Minimum Tax)                         1/09 at 100.00            BBB        235,143
----------------------------------------------------------------------------------------------------------------------------------
          2,785  Total Utilities                                                                                         2,307,899
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 15.1% (9.8% OF TOTAL INVESTMENTS)
            400  Connecticut Development Authority, Water Facility Revenue            9/17 at 100.00           BBB-        280,020
                    Bonds, Aquarion Water Company Project, Series 200.7, 5.100%,
                    9/01/37 - SYNCORA GTY Insured (Alternative Minimum Tax)
          1,185  Connecticut, State Revolving Fund General Revenue Bonds, Series     10/13 at 100.00            AAA      1,250,779
                    2003A, 5.000%, 10/01/16
                 Greater New Haven Water Pollution Control Authority,
                 Connecticut, Regional Wastewater System Revenue Bonds,
                 Series 2005A:
          1,230     5.000%, 11/15/30 - MBIA Insured                                  11/15 at 100.00             AA      1,108,648
            640     5.000%, 8/15/35 - MBIA Insured                                   11/15 at 100.00             AA        557,555
            230  Guam Government Waterworks Authority, Water and Wastewater           7/15 at 100.00            Ba2        181,647
                    System Revenue Bonds, Series 2005, 6.000%, 7/01/25
                 South Central Connecticut Regional Water Authority, Water
                 System Revenue Bonds, Eighteenth Series 2003A:
          2,050     5.000%, 8/01/20 - MBIA Insured                                    8/13 at 100.00             AA      2,047,335
            590     5.000%, 8/01/33 - MBIA Insured                                    8/13 at 100.00             AA        533,437

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$         1,840  South Central Connecticut Regional Water Authority, Water            8/16 at 100.00             AA  $   1,693,591
                    System Revenue Bonds, Twentieth Series, 2007A, 5.000%,
                    8/01/30 - MBIA Insured
            350  Stamford, Connecticut, Water Pollution Control System and           11/13 at 100.00            AA+        325,087
                    Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
-----------------------------------------------------------------------------------------------------------------------------------
          8,515  Total Water and Sewer                                                                                   7,978,099
-----------------------------------------------------------------------------------------------------------------------------------
$        89,975  Total Investments (cost $89,652,224) - 153.9%                                                          81,584,796
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.8)%                                                                     (2,525,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 11.3%                                                                   5,944,697
                 ------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (60.4)% (5)                                                  (32,000,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $  53,004,493
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.


(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMT | Nuveen Massachusetts Premium Income Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY - 1.8% (1.1% OF TOTAL INVESTMENTS)
$         1,445  Boston Industrial Development Financing Authority,
                    Massachusetts, Senior Revenue Bonds, Crosstown Center
                    Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                    Tax)                                                              9/12 at 102.00            N/R  $     992,657
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 32.5% (20.2% OF TOTAL INVESTMENTS)
          1,045  Massachusetts Development Finance Agency, Revenue Bonds,             9/17 at 100.00             AA        915,441
                    Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                    - MBIA Insured
            890  Massachusetts Development Finance Authority, Revenue Bonds,          3/09 at 101.00            BBB        815,827
                    Curry College, Series 2000A, 6.000%, 3/01/20 - ACA Insured
          1,745  Massachusetts Development Finance Authority, Revenue Bonds,          7/15 at 100.00            AAA      1,646,059
                    Massachusetts College of Pharmacy and Allied Health Sciences,
                    Series 2005D, 5.000%, 7/01/27 - AGC Insured
            750  Massachusetts Development Finance Authority, Revenue Bonds,          9/13 at 100.00            AA-        772,523
                    Milton Academy, Series 2003A, 5.000%, 9/01/19
          4,900  Massachusetts Development Finance Authority, Revenue Bonds, WGBH     1/18 at 100.00            AAA      4,371,829
                    Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                    Insured (UB)
          1,090  Massachusetts Development Finance Authority, Revenue Refunding         No Opt. Call             A2      1,104,116
                    Bonds, Boston University, Series 1999P, 6.000%, 5/15/29
          1,550  Massachusetts Educational Finance Authority, Educational Loan        1/12 at 100.00             AA      1,546,249
                    Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC Insured
                    (Alternative Minimum Tax)
          2,000  Massachusetts Health and Educational Facilities Authority,           6/13 at 100.00            AA-      2,072,959
                    Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18
            500  Massachusetts Health and Educational Facilities Authority,           3/09 at 100.00             AA        421,685
                    Revenue Bonds, Hebrew College, Series 1999A,, 4.000%,
                    7/01/31 (4)
            500  Massachusetts Health and Educational Facilities Authority,           7/13 at 100.00            Aaa        500,790
                    Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
                    7/01/26
            555  Massachusetts Health and Educational Facilities Authority,           7/13 at 100.00            AAA        562,465
                    Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21
          1,380  Massachusetts Health and Educational Facilities Authority,           7/16 at 100.00            AAA      1,339,925
                    Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31
            500  Massachusetts Health and Educational Facilities Authority,          11/12 at 100.00              A        431,790
                    Revenue Bonds, Worcester State College, Series 2002, 5.000%,
                    11/01/32 - AMBAC Insured
          1,645  Massachusetts Industrial Finance Agency, Revenue Bonds,              1/09 at 100.00            Aa1      1,595,765
                    Whitehead Institute for Biomedical Research, Series 1993,
                    5.125%, 7/01/26
            375  Puerto Rico Industrial, Tourist, Educational, Medical and            2/09 at 101.00           BBB-        317,633
                    Environmental Control Facilities Financing Authority, Higher
                    Education Revenue Bonds, Ana G. Mendez University System,
                    Series 1999, 5.375%, 2/01/19
----------------------------------------------------------------------------------------------------------------------------------
         19,425  Total Education and Civic Organizations                                                                18,415,056
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 24.3% (15.1% OF TOTAL INVESTMENTS)
          1,250  Massachusetts Health and Educational Facilities Authority,          10/11 at 101.00           BBB+      1,088,213
                    Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%,
                    10/01/31
          1,000  Massachusetts Health and Educational Facilities Authority,          11/11 at 101.00           BBB+        683,540
                    Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                    5.250%, 11/15/31 - RAAI Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Capital Asset Program, Series 1998B-1:
$         1,800     5.375%, 2/01/26 - MBIA Insured                                    8/18 at 100.00            AAA  $   1,427,202
            770     5.375%, 2/01/28 - MBIA Insured                                    8/18 at 100.00            AAA        594,248
          1,500  Massachusetts Health and Educational Facilities Authority,           8/18 at 100.00            AAA      1,173,270
                    Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.375%,
                    2/01/27 - MBIA Insured
          1,000  Massachusetts Health and Educational Facilities Authority,           7/12 at 101.00            BBB        887,120
                    Revenue Bonds, Caritas Christi Obligated Group, Series 2002B,
                    6.250%, 7/01/22
            935  Massachusetts Health and Educational Facilities Authority,           8/15 at 100.00           BBB+        634,594
                    Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                    8/15/35 - RAAI Insured
          1,000  Massachusetts Health and Educational Facilities Authority,           8/15 at 100.00             AA        859,940
                    Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                    5.000%, 8/15/21 - FGIC Insured
          2,000  Massachusetts Health and Educational Facilities Authority,           8/17 at 100.00              A      1,703,460
                    Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                    8/15/28
            585  Massachusetts Health and Educational Facilities Authority,           7/17 at 100.00           BBB-        369,609
                    Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                    5.000%, 7/15/32
          1,000  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00           BBB-        692,890
                    Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                    7/01/30
            750  Massachusetts Health and Educational Facilities Authority,           1/09 at 100.00            AAA        611,108
                    Revenue Bonds, New England Medical Center Hospitals, Series
                    1993G-1, 5.375%, 7/01/24 - MBIA Insured
             75  Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00             AA         70,532
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                    5.750%, 7/01/32
            375  Massachusetts Health and Educational Facilities Authority,           7/11 at 100.00            BBB        322,751
                    Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                    6.625%, 7/01/32
          1,445  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00            BBB        926,187
                    Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                    5.000%, 7/01/33
          2,000  Massachusetts State, Health and Educational Facilities               7/17 at 100.00             AA      1,696,800
                    Authority, Partners HealthCare System Inc., Series 2007G,
                    5.000%, 7/01/32
----------------------------------------------------------------------------------------------------------------------------------
         17,485  Total Health Care                                                                                      13,741,464
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 8.1% (5.0% OF TOTAL INVESTMENTS)
          1,335  Massachusetts Development Finance Authority, Multifamily Housing     7/17 at 100.00            AAA      1,030,927
                    Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                    7/20/48
          1,830  Massachusetts Development Financing Authority, Assisted Living      12/09 at 102.00            N/R      1,560,276
                    Revenue Bonds, Prospect House Apartments, Series 1999,
                    7.000%, 12/01/31
            335  Massachusetts Housing Finance Agency, Housing Bonds, Series          6/15 at 100.00            AA-        255,756
                    2006A, 5.100%, 12/01/37(Alternative Minimum Tax)
            500  Massachusetts Housing Finance Agency, Housing Revenue Bonds,         6/13 at 100.00            AA-        421,610
                    Series 2003S, 5.050%, 12/01/23(Alternative Minimum Tax)
            355  Massachusetts Housing Finance Agency, Rental Housing Mortgage        7/10 at 101.00              A        361,042
                    Revenue Bonds, Series 1999D, 5.500%, 7/01/13 - AMBAC Insured
                    (Alternative Minimum Tax)
          1,000  Somerville Housing Authority, Massachusetts, GNMA Collateralized     5/12 at 103.00            AAA        963,530
                    Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                    5.200%, 11/20/22
----------------------------------------------------------------------------------------------------------------------------------
          5,355  Total Housing/Multifamily                                                                               4,593,141
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 3.1% (2.0% OF TOTAL INVESTMENTS)
          1,500  Massachusetts Housing Finance Agency, Single Family Housing          6/16 at 100.00             AA      1,069,200
                    Revenue Bonds, Series 2006-126, 4.625%, 6/01/32 (Alternative
                    Minimum Tax)
            985  Massachusetts Housing Finance Agency, Single Family Housing          6/18 at 100.00             AA        708,048
                    Revenue Bonds, Series 2008, Trust3145, 12.452%, 12/01/28 (IF)
----------------------------------------------------------------------------------------------------------------------------------
          2,485  Total Housing/Single Family                                                                             1,777,248
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 1.2% (0.7% OF TOTAL INVESTMENTS)
$           345  Massachusetts Development Finance Agency, Pioneer Valley               No Opt. Call            N/R  $     297,945
                    Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                    2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
            400  Massachusetts Development Finance Agency, Solid Waste Disposal         No Opt. Call            BBB        350,644
                    Revenue Bonds, Waste Management Inc., Series 2003, 5.450%,
                    6/01/14
----------------------------------------------------------------------------------------------------------------------------------
            745  Total Industrials                                                                                         648,589
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 7.1% (4.4% OF TOTAL INVESTMENTS)
          1,270  Boston, Massachusetts, FHA-Insured Mortgage Revenue Bonds,           4/09 at 105.00            AAA      1,276,985
                    Deutsches Altenheim Inc., Series 1998A, 6.125%, 10/01/31
          1,685  Massachusetts Development Finance Agency, Revenue Bonds, Orchard    10/12 at 102.00            BB-      1,093,279
                    Cove, Series 2007, 5.250%, 10/01/26
          1,500  Massachusetts Development Finance Authority, GNMA Collateralized     3/12 at 105.00            AAA      1,247,745
                    Assisted Living Facility Revenue Bonds, Arbors at Chicopee,
                    Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
             75  Massachusetts Industrial Finance Agency, FHA-Insured Project         2/09 at 100.00            AAA         75,000
                    Revenue Bonds, Heights Crossing LP, Series 1995, 6.000%,
                    2/01/15 (Alternative Minimum Tax)
            400  Massachusetts Industrial Finance Agency, First Mortgage Revenue      1/11 at 101.00           BBB-        340,396
                    Bonds, Berkshire Retirement Community, Series 1994B, 4.750%,
                    7/01/17
----------------------------------------------------------------------------------------------------------------------------------
          4,930  Total Long-Term Care                                                                                    4,033,405
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 20.3% (12.7% OF TOTAL INVESTMENTS)
            500  Ashland, Massachusetts, General Obligation Bonds, Series 2004,       5/15 at 100.00             A1        512,255
                    5.250%, 5/15/23 - AMBAC Insured
          1,250  Boston, Massachusetts, General Obligation Bonds, Series 2005A,       1/15 at 100.00            AA+      1,322,488
                    5.000%, 1/01/17
          1,000  Fall River, Massachusetts, General Obligation Bonds, Series          2/13 at 101.00            AAA      1,014,950
                    2003, 5.000%, 2/01/21 - FSA Insured
          2,500  Massachusetts Bay Transportation Authority, General Obligation         No Opt. Call            AAA      2,907,099
                    Transportation System Bonds, Series 1991A, 7.000%, 3/01/21
          1,275  Massachusetts, General Obligation Bonds, Consolidated Loan,            No Opt. Call             AA      1,435,816
                    Series 2001D, 6.000%, 11/01/13 - MBIA Insured
            980  Monson, Massachusetts, General Obligation Bonds, Series 2002,        5/12 at 101.00             A3        990,172
                    5.250%, 5/15/22 - AMBAC Insured
          1,260  Norwell, Massachusetts, General Obligation Bonds, Series 2003,         No Opt. Call            AA+      1,281,105
                    5.000%, 11/15/20 - FGIC Insured
          1,000  Puerto Rico, General Obligation and Public Improvement Bonds,          No Opt. Call           Baa3        849,160
                    Series 2001A, 5.500%, 7/01/29 - FGIC Insured
          1,220  Worcester, Massachusetts, General Obligation Bonds, Series           7/15 at 100.00             AA      1,188,634
                    2005A, 5.000%, 7/01/19 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
         10,985  Total Tax Obligation/General                                                                           11,501,679
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 15.4% (9.6% OF TOTAL INVESTMENTS)
            210  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,           5/14 at 100.00              A        209,750
                    Series 2004, 5.000%, 5/01/26 - AMBAC Insured
            385  Massachusetts Bay Transportation Authority, Senior Lien Sales          No Opt. Call            AAA        403,815
                    Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21
            975  Massachusetts Bay Transportation Authority, Senior Sales Tax         7/18 at 100.00            AAA        967,073
                    Revenue Bonds, Series 2006, 5.000%, 7/01/26
            550  Massachusetts College Building Authority, Project Revenue Bonds,     5/14 at 100.00             AA        560,967
                    Series 2004A, 5.000%,5/01/19 - MBIA Insured
            325  Massachusetts College Building Authority, Project Revenue Bonds,     5/16 at 100.00             AA        294,863
                    Series 2006A, 5.000%,5/01/31 - AMBAC Insured
          1,200  Massachusetts College Building Authority, Project Revenue Bonds,     5/18 at 100.00            AAA      1,101,756
                    Series 2008A, 5.000%,5/01/33 - AGC Insured
          1,000  Massachusetts College Building Authority, Project Revenue
                    Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - SYNCORA GTY        No Opt. Call             A1      1,004,140
                    Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$         1,300  Massachusetts School Building Authority, Dedicated Sales Tax         8/15 at 100.00            AAA  $   1,325,818
                    Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured
            540  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         No Opt. Call             AA        539,973
                    Series 2005, 5.000%, 1/01/20 - FGIC Insured
          1,000  Massachusetts, Special Obligation Refunding Notes, Federal             No Opt. Call            Aa3      1,082,100
                    Highway Grant Anticipation Note Program, Series 2003A,
                    5.000%, 12/15/13 - FSA Insured
            240  Puerto Rico Infrastructure Financing Authority, Special Tax            No Opt. Call              A         18,660
                    Revenue Bonds, Series 2005A, 0.000%, 7/01/43 - AMBAC Insured
          1,300  Puerto Rico, Highway Revenue Bonds, Highway and Transportation         No Opt. Call             AA      1,220,895
                    Authority, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
          9,025  Total Tax Obligation/Limited                                                                            8,729,810
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 10.3% (6.4% OF TOTAL INVESTMENTS)
          2,000  Massachusetts Port Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00             AA      1,801,300
                    5.000%, 7/01/33 - MBIA Insured
          1,000  Massachusetts Port Authority, Special Facilities Revenue Bonds,      7/17 at 100.00             AA        719,680
                    BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC
                    Insured (Alternative Minimum Tax)
            225  Massachusetts Port Authority, Special Facilities Revenue Bonds,      1/11 at 101.00              A        123,255
                    Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 - AMBAC
                    Insured (Alternative Minimum Tax)
          4,000  Massachusetts Port Authority, Special Facilities Revenue Bonds,      3/09 at 100.00             AA      3,215,878
                    US Airways Group Inc., Series 1996A, 5.750%, 9/01/16 - MBIA
                    Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          7,225  Total Transportation                                                                                    5,860,113
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 21.1% (13.1% OF TOTAL INVESTMENTS) (5)
            550  Guam Economic Development Authority, Tobacco Settlement              5/11 at 100.00       Baa3 (5)        593,291
                    Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/41
                    (Pre-refunded 5/15/11)
             25  Massachusetts Bay Transportation Authority, Senior Sales Tax         7/18 at 100.00        Aa2 (5)         27,214
                    Revenue Bonds, Series 2006, 5.000%, 7/01/26 (Pre-refunded
                    7/01/18)
          2,500  Massachusetts Development Finance Authority, GNMA Collateralized    10/11 at 105.00            AAA      2,946,649
                    Revenue Bonds, VOA Concord Assisted Living Inc., Series
                    2000A, 6.900%, 10/20/41 (Pre-refunded 10/20/11)
            500  Massachusetts Development Finance Authority, Revenue Bonds,          9/11 at 101.00          A (5)        547,585
                    Belmont Hills School, Series 2001, 5.375%, 9/01/23
                    (Pre-refunded 9/01/11)
          1,000  Massachusetts Development Finance Authority, Revenue Bonds,          7/13 at 101.00         A- (5)      1,145,070
                    Massachusetts College of Pharmacy and Allied Health Sciences,
                    Series 2003C, 5.750%, 7/01/33 (Pre-refunded 7/01/13)
            410  Massachusetts Health and Educational Facilities Authority,           7/21 at 100.00            AAA        425,326
                    Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                    (Pre-refunded 7/01/21) - MBIA Insured
            600  Massachusetts Health and Educational Facilities Authority,           5/12 at 100.00        N/R (5)        654,408
                    Revenue Bonds, New England Medical Center Hospitals, Series
                    2002H, 5.375%, 5/15/19 (Pre-refunded 5/15/12) - FGIC Insured
          1,925  Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00            AAA      2,117,730
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                    5.750%, 7/01/32 (Pre-refunded 7/01/11)
          1,000  Massachusetts Health and Educational Facilities Authority,          10/11 at 100.00         A+ (5)      1,082,250
                    Revenue Bonds, University of Massachusetts - Worcester
                    Campus, Series 2001B, 5.250%, 10/01/31 (Pre-refunded
                    10/01/11) - FGIC Insured
            620  Massachusetts Port Authority, Revenue Bonds, Series 1982,            1/09 at 100.00            AAA        786,160
                    13.000%, 7/01/13 (ETM)
          1,500  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,       1/14 at 100.00          A (5)      1,633,440
                    Series 2004, 5.250%, 1/01/25(Pre-refunded 1/01/14) - FGIC
                    Insured
----------------------------------------------------------------------------------------------------------------------------------
         10,630  Total U.S. Guaranteed                                                                                  11,959,123
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 3.2% (2.0% OF TOTAL INVESTMENTS)
$         1,000  Massachusetts Development Finance Agency, Resource Recovery          1/12 at 101.00             AA  $     956,030
                    Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 -
                    MBIA Insured
          1,000  Massachusetts Industrial Finance Agency, Resource Recovery          12/08 at 102.00            BBB        846,970
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          2,000  Total Utilities                                                                                         1,803,000
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 12.3% (7.7% OF TOTAL INVESTMENTS)
          2,000  Boston Water and Sewerage Commission, Massachusetts, General        11/14 at 100.00             AA      2,008,060
                    Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25
             60  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/13 at 100.00            AAA         60,538
                    Program Bonds, Series 2003-9, 5.000%, 8/01/22
            285  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/14 at 100.00            AAA        282,669
                    Program Bonds, Series 2004-10, 5.000%, 8/01/26
            750  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/15 at 100.00            AAA        656,573
                    Program Bonds, Series 2005-11, 4.500%, 8/01/29
          1,000  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/16 at 100.00            AAA        825,270
                    Program Bonds, Series 2006-12, 4.375%, 8/01/31
          1,250  Massachusetts Water Pollution Abatement Trust, Revenue Bonds,        8/12 at 100.00            AAA      1,280,800
                    MWRA Loan Program, Series 2002A, 5.250%, 8/01/20
          1,500  Massachusetts Water Resources Authority, General Revenue Bonds,      8/17 at 100.00             AA      1,440,015
                    Series 2005A, 5.000%,8/01/28 - MBIA Insured
            625  Massachusetts Water Resources Authority, General Revenue Bonds,      8/16 at 100.00             AA        432,500
                    Series 2006A, 4.000%, 8/01/46
-----------------------------------------------------------------------------------------------------------------------------------
          7,470  Total Water and Sewer                                                                                   6,986,425
-----------------------------------------------------------------------------------------------------------------------------------
$        99,205  Total Investments (cost $100,871,010) - 160.7%                                                         91,041,710
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.3)%                                                                     (2,450,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.6%                                                                    2,048,649
                 ------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (60.0)% (6)                                                  (34,000,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $  56,640,359
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMB | Nuveen Massachusetts Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY - 1.4% (0.9% OF TOTAL INVESTMENTS)
$           485  Boston Industrial Development Financing Authority,                   9/12 at 102.00            N/R  $     333,176
                    Massachusetts, Senior Revenue Bonds, Crosstown Center
                    Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                    Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 40.3% (24.6% OF TOTAL INVESTMENTS)
            450  Massachusetts Development Finance Agency, Revenue Bonds,             9/17 at 100.00             AA        394,209
                    Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37
                    - MBIA Insured
            495  Massachusetts Development Finance Authority, Revenue Bonds,          7/15 at 100.00            AAA        466,934
                    Massachusetts College of Pharmacy and Allied Health Sciences,
                    Series 2005D, 5.000%, 7/01/27 - AGC Insured
            500  Massachusetts Development Finance Authority, Revenue Bonds,          9/13 at 100.00            AA-        515,015
                    Milton Academy, Series 2003A, 5.000%, 9/01/19
          2,100  Massachusetts Development Finance Authority, Revenue Bonds, WGBH     1/18 at 100.00            AAA      1,873,641
                    Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                    Insured (UB)
          1,000  Massachusetts Development Finance Authority, Revenue Refunding       5/29 at 105.00             A2        960,290
                    Bonds, Boston University, Series 1999P, 6.000%, 5/15/59
            990  Massachusetts Educational Finance Authority, Educational Loan        7/10 at 100.00             AA        959,538
                    Revenue Bonds, Series 2001E, 5.300%, 1/01/16 - AMBAC Insured
                    (Alternative Minimum Tax)
          1,000  Massachusetts Health and Educational Facilities Authority,           6/13 at 100.00            AA-      1,036,480
                    Revenue Bonds, Boston College, Series 2003N, 5.250%, 6/01/18
          1,000  Massachusetts Health and Educational Facilities Authority,           3/09 at 100.00             AA        843,371
                    Revenue Bonds, Hebrew College, Series 1999A,, 4.000%,
                    7/01/31 (4)
          2,000  Massachusetts Health and Educational Facilities Authority,           2/11 at 100.00            Aa2      1,950,239
                    Revenue Bonds, Tufts University, Series 2001I, 5.500%, 2/15/36
            590  Massachusetts Health and Educational Facilities Authority,           7/16 at 100.00            AAA        572,866
                    Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31
----------------------------------------------------------------------------------------------------------------------------------
         10,125  Total Education and Civic Organizations                                                                 9,572,583
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 27.0% (16.5% OF TOTAL INVESTMENTS)
            500  Massachusetts Health and Educational Facilities Authority            1/18 at 100.00            N/R        371,930
                    Revenue Bonds, Quincy Medical Center Issue, Series A (2008),
                    6.500%, 1/15/38
            500  Massachusetts Health and Educational Facilities Authority,          10/11 at 101.00           BBB+        435,285
                    Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%,
                    10/01/31
            775  Massachusetts Health and Educational Facilities Authority,           8/18 at 100.00            AAA        614,490
                    Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%,
                    2/01/26 - MBIA Insured
            500  Massachusetts Health and Educational Facilities Authority,           8/18 at 100.00            AAA        391,090
                    Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.375%,
                    2/01/27 - MBIA Insured
            250  Massachusetts Health and Educational Facilities Authority,           1/09 at 101.00            BBB        216,458
                    Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                    5.625%, 7/01/20
            295  Massachusetts Health and Educational Facilities Authority,           1/12 at 101.00              A        269,674
                    Revenue Bonds, Covenant Health Systems Obligated Group,
                    Series 2002, 6.000%, 7/01/31
            315  Massachusetts Health and Educational Facilities Authority,           8/15 at 100.00           BBB+        213,794
                    Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
                    8/15/35 - RAAI Insured
            600  Massachusetts Health and Educational Facilities Authority,           8/15 at 100.00             AA        515,964
                    Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
                    5.000%, 8/15/21 - FGIC Insured

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$         1,000  Massachusetts Health and Educational Facilities Authority,           8/17 at 100.00              A  $     851,730
                    Revenue Bonds, Lahey Medical Center, Series 2007D, 5.250%,
                    8/15/28
            290  Massachusetts Health and Educational Facilities Authority,           7/17 at 100.00           BBB-        183,225
                    Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                    5.000%, 7/15/32
            500  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00           BBB-        346,445
                    Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                    7/01/30
            500  Massachusetts Health and Educational Facilities Authority,           7/14 at 100.00             BB        373,965
                    Revenue Bonds, Northern Berkshire Community Services Inc.,
                    Series 2004B, 6.375%, 7/01/34
          1,000  Massachusetts Health and Educational Facilities Authority,           7/09 at 101.00             AA        985,110
                    Revenue Bonds, Partners HealthCare System Inc., Series 1999B,
                    5.125%, 7/01/19
             35  Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00             AA         32,915
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                    5.750%, 7/01/32
            500  Massachusetts Health and Educational Facilities Authority,           7/11 at 100.00            BBB        430,335
                    Revenue Bonds, UMass Memorial Health Care, Series 2001C,
                    6.625%, 7/01/32
            285  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00            BBB        182,674
                    Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                    5.000%, 7/01/33
----------------------------------------------------------------------------------------------------------------------------------
          7,845  Total Health Care                                                                                       6,415,084
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 12.5% (7.7% OF TOTAL INVESTMENTS)
            570  Massachusetts Development Finance Authority, Multifamily Housing     7/17 at 100.00            AAA        440,171
                    Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                    7/20/48
            135  Massachusetts Housing Finance Agency, Housing Bonds, Series          6/15 at 100.00            AA-        103,066
                    2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)
            500  Massachusetts Housing Finance Agency, Housing Revenue Bonds,         6/13 at 100.00            AA-        421,610
                    Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)
          1,215  Massachusetts Housing Finance Agency, Rental Housing Mortgage        1/11 at 100.00              A      1,044,742
                    Revenue Bonds, Series 2001A, 5.850%, 7/01/35 - AMBAC Insured
                    (Alternative Minimum Tax)
          1,000  Somerville Housing Authority, Massachusetts, GNMA Collateralized     5/12 at 103.00            AAA        963,530
                    Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002,
                    5.200%, 11/20/22
----------------------------------------------------------------------------------------------------------------------------------
          3,420  Total Housing/Multifamily                                                                               2,973,119
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 3.4% (2.1% OF TOTAL INVESTMENTS)
            650  Massachusetts Housing 4.625%, 6/01/32 (Alternative Minimum Tax)      6/16 at 100.00             AA        463,320
                    Finance Agency, Single Family Housing Revenue Bonds, Series
                    2006-126,
            480  Massachusetts Housing Finance Agency, Single Family Housing          6/18 at 100.00             AA        335,093
                    Revenue Bonds, Series 2008, Trust 3145, 13.437%, 12/01/33 (IF)
----------------------------------------------------------------------------------------------------------------------------------
          1,130  Total Housing/Single Family                                                                               798,413
----------------------------------------------------------------------------------------------------------------------------------
                 INDUSTRIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)
            160  Massachusetts Development Finance Agency, Pioneer Valley               No Opt. Call            N/R        138,178
                    Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series
                    2006, 5.875%, 7/01/14 (Alternative Minimum Tax)
            200  Massachusetts Development Finance Agency, Solid Waste Disposal         No Opt. Call            BBB        175,322
                    Revenue Bonds, Waste Management Inc., Series 2003, 5.450%,
                    6/01/14
----------------------------------------------------------------------------------------------------------------------------------
            360  Total Industrials                                                                                         313,500
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 8.1% (4.9% OF TOTAL INVESTMENTS)
            725  Massachusetts Development Finance Agency, Revenue Bonds, Orchard    10/12 at 102.00            BB-        470,402
                    Cove, Series 2007, 5.250%, 10/01/26
            655  Massachusetts Development Finance Authority, First Mortgage          7/11 at 102.00           BBB-        613,087
                    Revenue Bonds, Berkshire Retirement Community - Edgecombe
                    Project, Series 2001A, 6.750%, 7/01/21

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE (continued)
$         1,000  Massachusetts Development Finance Authority, GNMA Collateralized     3/12 at 105.00            AAA  $     831,830
                    Assisted Living Facility Revenue Bonds, Arbors at Chicopee,
                    Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          2,380  Total Long-Term Care                                                                                    1,915,319
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 16.0% (9.7% OF TOTAL INVESTMENTS)
            310  Ashland, Massachusetts, General Obligation Bonds, Series 2004,       5/15 at 100.00             A1        317,598
                    5.250%, 5/15/23 - AMBAC Insured
          2,000  Brookline, Massachusetts, General Obligation Bonds, Series 2000,     4/10 at 101.00            Aaa      2,093,076
                    5.375%, 4/01/17
            440  Fall River, Massachusetts, General Obligation Bonds, Series          2/13 at 101.00            AAA        446,578
                    2003, 5.000%, 2/01/21 - FSA Insured
            500  Norwell, Massachusetts, General Obligation Bonds, Series 2003,         No Opt. Call            AA+        508,375
                    5.000%, 11/15/20 - FGIC Insured
            500  Puerto Rico, General Obligation and Public Improvement Bonds,          No Opt. Call           Baa3        424,580
                    Series 2001A, 5.500%, 7/01/29 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
          3,750  Total Tax Obligation/General                                                                            3,790,207
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 13.0% (8.0% OF TOTAL INVESTMENTS)
            395  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,           5/14 at 100.00              A        394,530
                    Series 2004, 5.000%, 5/01/26 - AMBAC Insured
             85  Massachusetts Bay Transportation Authority, Assessment Bonds,        7/10 at 100.00            AAA         82,121
                    Series 2000A, 5.250%, 7/01/30
            385  Massachusetts Bay Transportation Authority, Senior Lien Sales          No Opt. Call            AAA        403,815
                    Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21
            230  Massachusetts College Building Authority, Project Revenue Bonds,     5/14 at 100.00             AA        234,586
                    Series 2004A, 5.000%, 5/01/19 - MBIA Insured
            250  Massachusetts College Building Authority, Project Revenue Bonds,     5/16 at 100.00             AA        226,818
                    Series 2006A, 5.000%, 5/01/31 - AMBAC Insured
            550  Massachusetts College Building Authority, Project Revenue Bonds,     5/18 at 100.00            AAA        504,972
                    Series 2008A, 5.000%, 5/01/33 - AGC Insured
            500  Massachusetts School Building Authority, Dedicated Sales Tax         8/15 at 100.00            AAA        509,930
                    Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA Insured
            230  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         No Opt. Call             AA        229,989
                    Series 2005, 5.000%, 1/01/20 - FGIC Insured
            500  Virgin Islands Public Finance Authority, Gross Receipts Taxes       10/10 at 101.00           BBB+        505,365
                    Loan Note, Series 1999A, 6.375%, 10/01/19
----------------------------------------------------------------------------------------------------------------------------------
          3,125  Total Tax Obligation/Limited                                                                            3,092,126
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 1.2% (0.7% OF TOTAL INVESTMENTS)
            400  Massachusetts Port Authority, Special Facilities Revenue Bonds,      7/17 at 100.00             AA        287,872
                    BOSFUEL Corporation, Series 2007, 5.000%, 7/01/32 - FGIC
                    Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 17.3% (10.6% OF TOTAL INVESTMENTS) (5)
          1,000  Boston, Massachusetts, General Obligation Bonds, Series 2001A,       2/11 at 100.00        AA+ (5)      1,062,719
                    5.000%, 2/01/20(Pre-refunded 2/01/11)
          1,675  Lawrence, Massachusetts, General Obligation Bonds, Series 2001,      2/11 at 100.00        Aa3 (5)      1,780,055
                    5.000%, 2/01/21 (Pre-refunded 2/01/11) - AMBAC Insured
            125  Massachusetts Bay Transportation Authority, Assessment Bonds,        7/10 at 100.00        Aa1 (5)        131,988
                    Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10)
             80  Massachusetts Health and Educational Facilities Authority,           1/12 at 101.00          A (5)         89,414
                    Revenue Bonds, Covenant Health Systems Obligated Group,
                    Series 2002, 6.000%, 7/01/31 (Pre-refunded 1/01/12)
            215  Massachusetts Health and Educational Facilities Authority,           7/11 at 101.00            AAA        236,526
                    Revenue Bonds, Partners HealthCare System Inc., Series 2001C,
                    5.750%, 7/01/32 (Pre-refunded 7/01/11)

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (5) (continued)
$           750  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,       1/14 at 100.00          A (5)  $     816,720
                    Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) - FGIC
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------
          3,845  Total U.S. Guaranteed                                                                                   4,117,422
-----------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES - 6.2% (3.8% OF TOTAL INVESTMENTS)
          1,070  Massachusetts Development Finance Agency, Resource Recovery          1/12 at 101.00             AA      1,052,784
                    Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/14 -
                    MBIA Insured
            500  Massachusetts Industrial Finance Agency, Resource Recovery          12/08 at 102.00            BBB        423,485
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          1,570  Total Utilities                                                                                         1,476,269
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 15.8% (9.7% OF TOTAL INVESTMENTS)
            530  Boston Water and Sewerage Commission, Massachusetts, General        11/14 at 100.00             AA        532,136
                    Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25
            125  Guam Government Waterworks Authority, Water and Wastewater           7/15 at 100.00            Ba2         98,721
                    System Revenue Bonds, Series 2005, 6.000%, 7/01/25
            500  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/15 at 100.00            AAA        437,715
                    Program Bonds, Series 2005-11, 4.500%, 8/01/29
            400  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/16 at 100.00            AAA        330,108
                    Program Bonds, Series 2006-12, 4.375%, 8/01/31
            500  Massachusetts Water Pollution Abatement Trust, Revenue Bonds,        8/12 at 100.00            AAA        512,320
                    MWRA Loan Program, Series 2002A, 5.250%, 8/01/20
          1,405  Massachusetts Water Pollution Abatement Trust, Revenue Bonds,        8/09 at 101.00            AAA      1,427,718
                    MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29
            250  Massachusetts Water Resources Authority, General Revenue Bonds,      8/17 at 100.00             AA        240,003
                    Series 2005A, 5.000%, 8/01/28 - MBIA Insured
            250  Massachusetts Water Resources Authority, General Revenue Bonds,      8/16 at 100.00             AA        173,000
                    Series 2006A, 4.000%, 8/01/46
-----------------------------------------------------------------------------------------------------------------------------------
          3,960  Total Water and Sewer                                                                                   3,751,721
-----------------------------------------------------------------------------------------------------------------------------------
$        42,395  Total Investments (cost $42,904,821) - 163.5%                                                          38,836,811
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.4)%                                                                    (1,050,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.1%                                                                      959,641
                 -------------------------------------------------------------------------------------===--------------------------
                 Preferred Shares, at Liquidation Value - (63.2)% (6)                                                  (15,000,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $  23,746,452
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 38.6%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NGX | Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 24.0% (14.8% OF TOTAL INVESTMENTS)
$         1,135  Massachusetts Development Finance Agency, Revenue Bonds, Boston     10/15 at 100.00              A  $     944,331
                    University, Series 2005T-1, 5.000%, 10/01/39 - AMBAC Insured
            600  Massachusetts Development Finance Agency, Revenue Bonds,
                    Worcester Polytechnic Institute, Series 2007, 5.000%, 9/01/37     9/17 at 100.00             AA        525,612
                    - MBIA Insured
          1,250  Massachusetts Development Finance Authority, Revenue Bonds,          9/13 at 100.00             A1      1,101,450
                    Middlesex School, Series 2003, 5.000%, 9/01/33
          3,000  Massachusetts Development Finance Authority, Revenue Bonds, WGBH     1/18 at 100.00            AAA      2,676,630
                    Educational Foundation, Series 2008A, 5.000%, 1/01/42 - AGC
                    Insured (UB)
          1,750  Massachusetts Health and Educational Facilities Authority,           6/13 at 100.00            AA-      1,611,330
                    Revenue Bonds, Boston College, Series 2003N, 5.125%, 6/01/37
          1,500  Massachusetts Health and Educational Facilities Authority,          11/12 at 100.00              A      1,295,370
                    Revenue Bonds, Worcester State College, Series 2002, 5.000%,
                    11/01/32 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
          9,235  Total Education and Civic Organizations                                                                 8,154,723
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 13.6% (8.4% OF TOTAL INVESTMENTS)
            600  Massachusetts Health and Educational Facilities Authority,           8/18 at 100.00            AAA        469,308
                    Revenue Bonds, Capital Asset Program, Series 1998B-1, 5.375%,
                    2/01/27 - MBIA Insured
          1,500  Massachusetts Health and Educational Facilities Authority,           8/18 at 100.00            AAA      1,157,625
                    Revenue Bonds, Capital Asset Program, Series 1998B-2, 5.375%,
                    2/01/28 - MBIA Insured
            455  Massachusetts Health and Educational Facilities Authority,           1/09 at 102.00             AA        372,085
                    Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25
                    - MBIA Insured
            585  Massachusetts Health and Educational Facilities Authority,           7/17 at 100.00           BBB-        369,609
                    Revenue Bonds, Milford Regional Medical Center, Series 2007E,
                    5.000%, 7/15/32
            200  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00           BBB-        138,578
                    Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%,
                    7/01/30
          2,400  Massachusetts Health and Educational Facilities Authority,           5/12 at 100.00            N/R      1,930,104
                    Revenue Bonds, New England Medical Center Hospitals, Series
                    2002H, 5.000%, 5/15/25 - FGIC Insured
            250  Massachusetts Health and Educational Facilities Authority,           7/15 at 100.00            BBB        160,240
                    Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                    5.000%, 7/01/33
----------------------------------------------------------------------------------------------------------------------------------
          5,990  Total Health Care                                                                                       4,597,549
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 10.0% (6.1% OF TOTAL INVESTMENTS)
            775  Massachusetts Development Finance Authority, Multifamily Housing     7/17 at 100.00            AAA        598,478
                    Revenue Bonds, Emerson Manor Project, Series 2007, 4.800%,
                    7/20/48
          2,000  Massachusetts Housing Finance Agency, Housing Bonds, Series         12/12 at 100.00            AA-      1,690,420
                    2003H, 5.125%, 6/01/43
          1,265  Massachusetts Housing Finance Agency, Rental Housing Mortgage        7/12 at 100.00            AAA      1,087,128
                    Revenue Bonds, Series 2002H, 5.200%, 7/01/42 - FSA Insured
----------------------------------------------------------------------------------------------------------------------------------
          4,040  Total Housing/Multifamily                                                                               3,376,026
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 5.0% (3.1% OF TOTAL INVESTMENTS)
$         1,750  Massachusetts Development Finance Authority, GNMA                   12/12 at 105.00            AAA  $   1,709,960
                    Collateralized Revenue Bonds, Neville Communities, Series
                    2002A, 6.000%, 6/20/44
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 18.4% (11.3% OF TOTAL INVESTMENTS)
          1,280  Littleton, Massachusetts, General Obligation Bonds, Series           1/13 at 101.00             AA      1,268,454
                    2003, 5.000%, 1/15/21 - FGIC Insured
          1,500  Massachusetts, General Obligation Bonds, Consolidated Loan,            No Opt. Call            AAA      1,581,975
                    Series 2004B, 5.250%, 8/01/21 - FSA Insured
          1,705  North Attleborough, Massachusetts, General Obligation Bonds,         7/14 at 101.00             A1      1,859,132
                    Series 2004, 5.000%, 7/15/15 - FGIC Insured
          1,500  Pittsfield, Massachusetts, General Obligation Bonds, Series          4/12 at 101.00             AA      1,515,420
                    2002, 5.000%, 4/15/18 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
          5,985  Total Tax Obligation/General                                                                            6,224,981
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 27.4% (16.9% OF TOTAL INVESTMENTS)
          3,000  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,           5/13 at 100.00              A      2,895,540
                    Series 2002, 5.000%, 5/01/32 - AMBAC Insured
            750  Massachusetts College Building Authority, Project Revenue            5/18 at 100.00            AAA        688,598
                    Bonds, Series 2008A, 5.000%, 5/01/33 - AGC Insured
          2,790  Massachusetts College Building Authority, Project Revenue            5/13 at 100.00             A1      2,706,244
                    Refunding Bonds, Series 2003A, 5.250%, 5/01/22 - SYNCORA GTY
                    Insured
                 Massachusetts Development Finance Authority, Revenue Bonds, 100
                 Cambridge Street Redevelopment, M/SRBC Project, Series
                 2002A:
          1,475     5.125%, 8/01/28 - MBIA Insured                                    2/12 at 100.00             AA      1,354,094
          1,500     5.125%, 2/01/34 - MBIA Insured                                    2/12 at 100.00             AA      1,334,055
            300  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,         No Opt. Call             AA        299,985
                    Series 2005, 5.000%, 1/01/20 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
          9,815  Total Tax Obligation/Limited                                                                            9,278,516
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 3.7% (2.3% OF TOTAL INVESTMENTS)
          1,000  Massachusetts Port Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00             AA        900,650
                    5.000%, 7/01/33 - MBIA Insured
            500  Massachusetts Turnpike Authority, Metropolitan Highway System        1/09 at 101.00             AA        368,985
                    Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                    AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
          1,500  Total Transportation                                                                                    1,269,635
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 41.9% (25.8% OF TOTAL INVESTMENTS) (4)
          2,000  Massachusetts Bay Transportation Authority, Senior Sales Tax         7/12 at 100.00            AAA      2,179,680
                    Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/27
                    (Pre-refunded 7/01/12) - FGIC Insured
            500  Massachusetts Development Finance Authority, Revenue Bonds,          7/13 at 101.00         A- (4)        585,980
                    Massachusetts College of Pharmacy and Allied Health
                    Sciences, Series 2003C, 6.375%, 7/01/23 (Pre-refunded
                    7/01/13)
            100  Massachusetts Health and Educational Facilities Authority,           5/12 at 100.00        N/R (4)        108,352
                    Revenue Bonds, New England Medical Center Hospitals, Series
                    2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) - FGIC Insured
            620  Massachusetts Port Authority, Revenue Bonds, Series 1982,            1/09 at 100.00            AAA        786,160
                    13.000%, 7/01/13 (ETM)
          2,000  Massachusetts, General Obligation Bonds, Consolidated Loan,         11/11 at 100.00         AA (4)      2,127,980
                    Series 2001D, 5.000%, 11/01/20 (Pre-refunded 11/01/11) -
                    MBIA Insured
          1,000  Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,       1/14 at 100.00          A (4)      1,088,960
                    Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC
                    Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$         1,500  Puerto Rico Electric Power Authority, Power Revenue Bonds,           7/10 at 101.00            AAA  $   1,597,965
                    Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                    FSA Insured
          3,000  Springfield, Massachusetts, General Obligation Bonds, Series         1/13 at 100.00         AA (4)      3,318,031
                    2003, 5.250%, 1/15/22 (Pre-refunded 1/15/13) - MBIA Insured
          2,140  University of Massachusetts Building Authority, Senior Lien         11/14 at 100.00          A (4)      2,431,618
                    Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/21
                    (Pre-refunded 11/01/14) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         12,860  Total U.S. Guaranteed                                                                                  14,224,726
-----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 18.3% (11.3% OF TOTAL INVESTMENTS)
          1,900  Lynn Water and Sewer Commission, Massachusetts, General Revenue     12/13 at 100.00             AA      1,640,479
                    Bonds, Series 2003A, 5.000%, 12/01/32 - MBIA Insured
            600  Massachusetts Water Pollution Abatement Trust, Pooled Loan           8/16 at 100.00            AAA        495,162
                    Program Bonds, Series 2006-12, 4.375%, 8/01/31
          1,000  Massachusetts Water Resources Authority, General Revenue Bonds,        No Opt. Call            AAA      1,074,460
                    Series 2002J, 5.250%, 8/01/19 - FSA Insured
          1,000  Massachusetts Water Resources Authority, General Revenue Bonds,      8/13 at 100.00             AA        986,040
                    Series 2004D, 5.000%, 8/01/24 - MBIA Insured
                 Massachusetts Water Resources Authority, General Revenue Bonds,
                 Series 2006A:
          1,500     5.000%, 8/01/31 - AMBAC Insured                                   8/16 at 100.00             AA      1,405,215
            125     4.000%, 8/01/46                                                   8/16 at 100.00             AA         86,500
            495  Springfield Water and Sewerage Commission, Massachusetts,            7/14 at 100.00             AA        513,662
                    General Revenue Bonds, Series 2003A, 5.000%, 7/01/16 -
                    MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
          6,620  Total Water and Sewer                                                                                   6,201,518
-----------------------------------------------------------------------------------------------------------------------------------
$        57,795  Total Investments (cost $58,781,914) - 162.3%                                                          55,037,634
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.4)%                                                                     (1,500,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.6%                                                                      872,478
                 ------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (60.5)% (5)                                                  (20,500,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $  33,910,112
                 ==================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NOM | Nuveen Missouri Premium Income Municipal Fund
    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 3.3% (2.2% OF TOTAL INVESTMENTS)
$         1,000  Missouri Development Finance Board, Solid Waste Disposal Revenue       No Opt. Call            AA-  $     880,180
                    Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29
                    (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.6% OF TOTAL INVESTMENTS)
            250  Lincoln University, Missouri, Auxillary System Revenue Bonds,        6/17 at 100.00            AAA        215,443
                    Series 2007, 5.125%, 6/01/37 - AGC Insured
            500  Missouri Health and Educational Facilities Authority, Revenue        2/09 at 100.00             A3        485,265
                    Bonds, St. Louis Priory School, Series 2000, 5.650%, 2/01/25
            365  Missouri Health and Educational Facilities Authority, Revenue        4/11 at 100.00           Baa1        368,960
                    Bonds, Webster University, Series 2001, 5.500%, 4/01/18 -
                    MBIA Insured
----------------------------------------------------------------------------------------------------------------------------------
          1,115  Total Education and Civic Organizations                                                                 1,069,668
----------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE - 20.7% (13.5% OF TOTAL INVESTMENTS)
            710  Cape Girardeau County Industrial Development Authority,              6/17 at 100.00            N/R        521,687
                    Missouri, Health Facilities Revenue Bonds, Southeast Missouri
                    Hospital Association, Series 2007, 5.000%, 6/01/27
            480  Cass County, Missouri, Hospital Revenue Bonds, Series 2007,         11/16 at 100.00            N/R        322,512
                    5.625%, 5/01/38
            480  Clinton County Industrial Development Authority, Missouri,          12/17 at 100.00            N/R        275,616
                    Revenue Bonds, Cameron Regional Medical Center, Series 2007,
                    5.000%, 12/01/37
            750  Joplin Industrial Development Authority, Missouri, Health            2/15 at 102.00           BBB+        594,075
                    Facilities Revenue Bonds, Freeman Health System, Series
                    2004, 5.500%, 2/15/29
            500  Missouri Health & Educational Facilities Authority, Saint Lukes      6/11 at 101.00            AAA        490,300
                    Episcopal- Presbyterian Hospitals Revenue Bonds, Series 2001,
                    5.250%, 12/01/26 - FSA Insured
                 Missouri Health and Educational Facilities Authority, Revenue
                 Bonds, BJC Health System, Series 2003:
          1,500     5.125%, 5/15/25                                                   5/13 at 100.00             AA      1,427,085
          1,155     5.250%, 5/15/32                                                   5/13 at 100.00             AA      1,054,781
            425  Missouri Health and Educational Facilities Authority, Revenue        2/09 at 100.00            N/R        380,843
                    Bonds, Lake Regional Health System, Series 1996, 6.500%,
                    2/15/21
            500  Missouri Health and Educational Facilities Authority, Revenue        2/14 at 100.00           BBB+        394,880
                    Bonds, Lake Regional Health System, Series 2003, 5.700%,
                    2/15/34
----------------------------------------------------------------------------------------------------------------------------------
          6,500  Total Health Care                                                                                       5,461,779
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 8.1% (5.3% OF TOTAL INVESTMENTS)
            405  Jefferson County Industrial Development Authority, Missouri,        12/11 at 100.00            N/R        355,594
                    Multifamily Housing Revenue Bonds, Lakewood Apartments
                    Project, Series 2001B, 5.750%, 11/01/34 (Mandatory put
                    11/01/16) (Alternative Minimum Tax)
            295  Missouri Housing Development Commission, Multifamily Housing        12/11 at 100.00             AA        299,319
                    Revenue Bonds, Series 2001II, 5.250%, 12/01/16
            500  St. Charles County Industrial Development Authority, Missouri,       4/09 at 101.00            AAA        430,880
                    FHA-Insured Multifamily Housing Revenue Bonds, Ashwood
                    Apartments, Series 1998A, 5.600%, 4/01/30 - FSA Insured
                    (Alternative Minimum Tax)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY (continued)
$           445  St. Louis County Industrial Development Authority, Missouri,         4/09 at 100.00            AAA  $     451,230
                    GNMA Collateralized Multifamily Housing Revenue Refunding
                    Bonds, South Summit Apartments, Series 1997A, 5.950%, 4/20/17
            600  St. Louis County Industrial Development Authority, Missouri,         4/09 at 100.00            AAA        608,418
                    GNMA Collateralized Multifamily Housing Revenue Refunding
                    Bonds, South Summit Apartments, Series 1997B, 6.000%,
                    10/20/15 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          2,245  Total Housing/Multifamily                                                                               2,145,441
----------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 8.0% (5.2% OF TOTAL INVESTMENTS)
             85  Missouri Housing Development Commission, Single Family Mortgage      3/10 at 100.00            AAA         85,028
                    Revenue Bonds, Homeownership Loan Program, Series 2000B-1,
                    6.250%, 3/01/31 (Alternative Minimum Tax)
            675  Missouri Housing Development Commission, Single Family Mortgage      3/16 at 104.50            AAA        585,664
                    Revenue Bonds, Homeownership Loan Program, Series 2006E-1,
                    5.600%, 3/01/37 (Alternative Minimum Tax)
            955  Missouri Housing Development Commission, Single Family Mortgage      9/16 at 100.00            AAA        734,042
                    Revenue Bonds, Homeownership Loan Program, Series 2007A-1,
                    4.700%, 9/01/27 (Alternative Minimum Tax)
          1,000  Missouri Housing Development Commission, Single Family Mortgage      3/17 at 100.00            AAA        702,740
                    Revenue Bonds, Homeownership Loan Program, Series 2007C-1,
                    4.800%, 9/01/38 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
          2,715  Total Housing/Single Family                                                                             2,107,474
----------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM CARE - 7.2% (4.6% OF TOTAL INVESTMENTS)
          1,750  Cole County Industrial Development Authority, Missouri, Revenue      2/14 at 100.00            N/R      1,193,255
                    Bonds, Lutheran Senior Services - Heisinger Project, Series
                    2004, 5.500%, 2/01/35
            475  Lees Summit Industrial Development Authority, Missouri, Revenue      8/17 at 100.00            N/R        314,464
                    Bonds, John Knox Village Obligated Group, Series 2007A,
                    5.125%, 8/15/32
            500  St. Louis County Industrial Development Authority, Missouri,         9/17 at 100.00            N/R        377,050
                    Revenue Bonds, Friendship Village of West County, Series
                    2007A, 5.500%, 9/01/28
----------------------------------------------------------------------------------------------------------------------------------
          2,725  Total Long-Term Care                                                                                    1,884,769
----------------------------------------------------------------------------------------------------------------------------------
                 MATERIALS - 2.0% (1.2% OF TOTAL INVESTMENTS)
            750  Sugar Creek, Missouri, Industrial Development Revenue Bonds,         6/13 at 101.00            BBB        500,378
                    Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                    (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 29.0% (18.8% OF TOTAL INVESTMENTS)
          1,500  Camdenton Reorganized School District R3, Camden County,               No Opt. Call            AAA      1,510,200
                    Missouri, General Obligation Bonds, Series 2005, 5.250%,
                    3/01/24 - FSA Insured
            500  Jackson County School District R-7, Lees Summit, Missouri,           3/12 at 100.00            AAA        537,015
                    General Obligation Refunding and Improvement Bonds, Series
                    2002, 5.250%, 3/01/18 - FSA Insured
            500  Missouri School Boards Association, Lease Participation              3/17 at 100.00            AAA        496,475
                    Certificates, Clay County School District 53 Liberty, Series
                    2007, 5.250%, 3/01/27 - FSA Insured
          1,630  North Kansas City School District, Missouri, General Obligation      3/13 at 100.00            AA+      1,632,347
                    Bonds, Series 2003A, 5.000%, 3/01/23
          1,000  Puerto Rico, General Obligation and Public Improvement Bonds,          No Opt. Call             AA        920,150
                    Series 2001A, 5.500%, 7/01/20 - MBIA Insured
          2,020  Ritenour Consolidated School District, St. Louis County,               No Opt. Call             A1      2,250,623
                    Missouri, General Obligation Bonds, Series 1995, 7.375%,
                    2/01/12 - FGIC Insured
            270  St. Louis County Pattonville School District R3, Missouri,           3/14 at 100.00            AAA        276,953
                    General Obligation Bonds, Series 2004, 5.250%, 3/01/20 - FSA
                    Insured
----------------------------------------------------------------------------------------------------------------------------------
          7,420  Total Tax Obligation/General                                                                            7,623,763
----------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS November 30, 2008 (Unaudited)

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 29.6% (19.2% OF TOTAL INVESTMENTS)
$           600  Chesterfield, Missouri, Certificates of Participation, Series       12/15 at 100.00            Aa1  $     541,098
                    2005, 5.000%, 12/01/24 - FGIC Insured
             80  Cottleville, Missouri, Certificates of Participation, Series         8/14 at 100.00            N/R         63,431
                    2006, 5.250%, 8/01/31
            450  Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs        4/14 at 100.00            N/R        443,111
                    Redevelopment Project, Series 2006, 4.500%, 4/01/21
            315  Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons        6/16 at 100.00            N/R        211,642
                    Redevelopment Project, Series2006, 5.000%, 6/01/28
            475  Kansas City Tax Increment Financing District, Missouri, Tax          6/14 at 102.00            N/R        354,877
                    Increment Revenue Bonds, Briarcliff West Project, Series
                    2006A, 5.400%, 6/01/24
            415  Missouri Development Finance Board, Independence,                    3/16 at 100.00             A+        355,053
                    Infrastructure Facilities Revenue Bonds, Crackerneck Creek
                    Project, Series 2006C, 5.000%, 3/01/28
            360  Missouri Development Finance Board, Infrastructure Facilities        6/15 at 100.00           BBB+        233,305
                    Revenue Bonds, Branson Landing Project, Series 2005A,
                    5.000%, 6/01/35
            450  Monarch-Chesterfield Levee District, St. Louis County,               3/10 at 101.00             AA        465,278
                    Missouri, Levee District Improvement Bonds, Series 1999,
                    5.750%, 3/01/19 - MBIA Insured
            500  Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts         5/12 at 102.00            N/R        343,415
                    Point Transportation Development District, Series 2006,
                    5.000%, 5/01/23
            600  Riverside, Missouri, L-385 Levee Redevelopment Plan Tax              5/15 at 100.00              A        521,730
                    Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20
          1,380  Springfield Center City Development Corporation, Missouri,          11/11 at 100.00             A1      1,486,715
                    Lease Revenue Bonds, Jordan Valley Park Parking Garage,
                    Series 2002D, 5.000%, 11/01/22 - AMBAC Insured
          2,000  Springfield Public Building Corporation, Missouri, Lease             6/10 at 100.00              A      2,072,900
                    Revenue Bonds, Jordan Valley Park Projects, Series 2000A,
                    6.125%, 6/01/21 - AMBAC Insured
                 St. Joseph Industrial Development Authority, Missouri, Tax
                 Increment Bonds, Shoppes at North Village Project,
                 Series 2005A:
            340     5.375%, 11/01/24                                                 11/14 at 100.00            N/R        257,023
            400     5.500%, 11/01/27                                                 11/14 at 100.00            N/R        293,232
            200  St. Joseph Industrial Development Authority, Missouri, Tax          11/14 at 100.00            N/R        146,616
                    Increment Bonds, Shoppes at North Village Project,
                    Series 2005B, 5.500%, 11/01/27
----------------------------------------------------------------------------------------------------------------------------------
          8,565  Total Tax Obligation/Limited                                                                            7,789,426
----------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION - 4.9% (3.2% OF TOTAL INVESTMENTS)
            500  Kansas City, Missouri, Passenger Facility Charge Revenue Bonds,      4/11 at 101.00              A        400,850
                    Kansas City International Airport, Series 2001, 5.000%,
                    4/01/23 - AMBAC Insured (Alternative Minimum Tax)
          1,000  St. Louis Land Clearance Redevelopment Authority, Missouri,          9/09 at 102.00            N/R        896,390
                    Revenue Refunding and Improvement Bonds, LCRA Parking
                    Facilities, Series 1999C, 7.000%, 9/01/19
----------------------------------------------------------------------------------------------------------------------------------
          1,500  Total Transportation                                                                                    1,297,240
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED - 27.8% (18.1% OF TOTAL INVESTMENTS) (4)
            685  Fenton, Missouri, Tax Increment Refunding and Improvement           10/12 at 100.00        N/R (4)        772,844
                    Revenue Bonds, Gravois Bluffs Redevelopment Project, Series
                    2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)
          2,500  Missouri Health and Educational Facilities Authority, Revenue        6/11 at 101.00        AA- (4)      2,708,424
                    Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/28
                    (Pre-refunded 6/01/11) - AMBAC Insured
          1,000  Missouri Health and Educational Facilities Authority, Revenue       12/10 at 101.00          A (4)      1,093,650
                    Bonds, St. Anthony's Medical Center, Series 2000, 6.250%,
                    12/01/30 (Pre-refunded 12/01/10)
             80  St. Louis County Pattonville School District R3, Missouri,           3/14 at 100.00            AAA         89,137
                    General Obligation Bonds, Series 2004, 5.250%, 3/01/20
                    (Pre-refunded 3/01/14) - FSA Insured

      PRINCIPAL                                                                        OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                      PROVISIONS (2)    RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$           500  St. Louis County, Missouri, GNMA Collateralized Mortgage               No Opt. Call        N/R (4)  $     530,565
                    Revenue Bonds, Series 1993D, 5.650%, 7/01/20 (Alternative
                    Minimum Tax) (ETM)
          1,000  St. Louis Municipal Finance Corporation, Missouri, Leasehold         2/12 at 100.00        N/R (4)      1,105,760
                    Revenue Bonds, Carnahan Courthouse, Series 2002A, 5.750%,
                    2/15/16 (Pre-refunded 2/15/12) - FGIC Insured
            950  Texas County, Missouri, Hospital Revenue Bonds, Texas County         6/10 at 100.00        N/R (4)      1,026,209
                    Memorial Hospital, Series 2000, 7.250%, 6/15/25
                    (Pre-refunded 6/15/10)
----------------------------------------------------------------------------------------------------------------------------------
          6,715  Total U.S. Guaranteed                                                                                   7,326,589
----------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 9.4% (6.1% OF TOTAL INVESTMENTS)
          2,965  Missouri Environmental Improvement and Energy Resources             12/16 at 100.00            Aaa      2,087,864
                    Authority, Water Facility Revenue Bonds, Missouri-American
                    Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC Insured
                    (Alternative Minimum Tax) (UB)
            350  Missouri Environmental Improvement and Energy Resources                No Opt. Call            Aaa        389,452
                    Authority, Water Pollution Control
                    Revenue Bonds, State Revolving Fund Program - Kansas City
                    Project, Series 1997C, 6.750%, 1/01/12
-----------------------------------------------------------------------------------------------------------------------------------
          3,315  Total Water and Sewer                                                                                   2,477,316
-----------------------------------------------------------------------------------------------------------------------------------
$        44,565  Total Investments (cost $44,964,658) - 154.1%                                                          40,564,023
=================------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (8.5)%                                                                     (2,225,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 15.2%                                                                   3,988,611
                 ------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (60.8)% (5)                                                  (16,000,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                       $  26,327,634
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by ACA, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of November 30, 2008. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 39.4%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES November 30, 2008 (Unaudited)

                                                                  CONNECTICUT    CONNECTICUT    CONNECTICUT    CONNECTICUT
                                                                      PREMIUM       DIVIDEND       DIVIDEND       DIVIDEND
                                                                       INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                                        (NTC)          (NFC)          (NGK)          (NGO)
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $112,526,520, $56,432,776,
   $50,635,027 and $89,652,224, respectively)                   $ 103,020,768   $ 52,371,661   $ 47,401,225   $ 81,584,796
Cash                                                                2,484,196        146,104        315,875      4,086,344
Receivables:
   Interest                                                         1,747,352        790,053        721,989      1,378,659
   Investments sold                                                        --        766,427        510,951        750,000
Other assets                                                            9,029          3,060          4,729            687
---------------------------------------------------------------------------------------------------------------------------
      Total assets                                                107,261,345     54,077,305     48,954,769     87,800,486
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                           3,075,000      1,525,000      1,375,000      2,525,000
Payables:
   Common share dividends                                             237,452        131,797        120,287        195,767
   Preferred share dividends                                            5,030          4,229          3,798          9,626
Accrued expenses:
   Management fees                                                     56,039         21,714         17,667         34,555
   Other                                                               35,445         21,281         18,707         31,045
---------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                             3,408,966      1,704,021      1,535,459      2,795,993
---------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                             38,300,000     19,500,000     17,500,000     32,000,000
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $  65,552,379   $ 32,873,284   $ 29,919,310   $ 53,004,493
===========================================================================================================================
Common shares outstanding                                           5,363,976      2,580,654      2,317,030      4,365,873
===========================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                 $       12.22   $      12.74   $      12.91   $      12.14
===========================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                         $      53,640   $     25,807   $     23,170   $     43,659
Paid-in surplus                                                    74,527,397     36,606,145     32,811,427     61,611,909
Undistributed (Over-distribution of) net investment income            (59,542)       (60,823)       (45,282)      (146,085)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                            536,636        363,270        363,797       (437,562)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                         (9,505,752)    (4,061,115)    (3,233,802)    (8,067,428)
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $  65,552,379   $ 32,873,284   $ 29,919,310   $ 53,004,493
===========================================================================================================================
Authorized shares:
   Common                                                           Unlimited      Unlimited      Unlimited      Unlimited
   Preferred                                                        Unlimited      Unlimited      Unlimited      Unlimited
===========================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                      INSURED
                                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                      PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                       INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                        (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $100,871,010, $42,904,821,
   $58,781,914 and $44,964,658, respectively)                   $  91,041,710   $  38,836,811   $  55,037,634   $ 40,564,023
Cash                                                                  707,414         402,767         166,026      3,410,545
Receivables:
   Interest                                                         1,634,617         699,529         896,897        725,196
   Investments sold                                                    15,000              --              --             --
Other assets                                                            7,330           2,983           1,443          8,028
-----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                 93,406,071      39,942,090      56,102,000     44,707,792
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                           2,450,000       1,050,000       1,500,000      2,225,000
Payables:
   Common share dividends                                             228,662         108,310         145,677        113,438
   Preferred share dividends                                            4,465           3,253           4,449          2,101
Accrued expenses:
   Management fees                                                     49,059          16,110          18,508         22,850
   Other                                                               33,526          17,965          23,254         16,769
-----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                             2,765,712       1,195,638       1,691,888      2,380,158
-----------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                             34,000,000      15,000,000      20,500,000     16,000,000
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $  56,640,359   $  23,746,452   $  33,910,112   $ 26,327,634
=============================================================================================================================
Common shares outstanding                                           4,763,486       1,961,035       2,723,844      2,308,195
=============================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                 $       11.89   $       12.11   $       12.45   $      11.41
=============================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                         $      47,635   $      19,610   $      27,238   $     23,082
Paid-in surplus                                                    66,145,494      27,766,804      38,382,235     30,946,728
Undistributed (Over-distribution of) net investment income               (691)        (41,058)        (93,661)        19,442
Accumulated net realized gain (loss) from investments and
   derivative transactions                                            277,221          69,106        (661,420)      (260,983)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                         (9,829,300)     (4,068,010)     (3,744,280)    (4,400,635)
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                          $  56,640,359   $  23,746,452   $  33,910,112   $ 26,327,634
=============================================================================================================================
Authorized shares:
   Common                                                           Unlimited       Unlimited       Unlimited      Unlimited
   Preferred                                                        Unlimited       Unlimited       Unlimited      Unlimited
=============================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS Six Months Ended November 30, 2008 (Unaudited)

                                                                  CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                      PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                       INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                        (NTC)           (NFC)           (NGK)          (NGO)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                               $   2,798,352   $   1,416,162   $   1,250,866   $  2,200,837
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       353,911         177,320         159,882        288,855
Preferred shares -- auction fees                                       47,960          24,418          21,914         40,072
Preferred shares -- dividend disbursing agent fees                      5,007           5,014           5,014          5,002
Shareholders' servicing agent fees and expenses                         4,394             707             620            661
Interest expense on floating rate obligations                          56,569          28,046          25,287         46,452
Custodian's fees and expenses                                          13,579           8,076           7,687         10,977
Trustees' fees and expenses                                             1,219             639             580            979
Professional fees                                                       7,538           6,395           6,222          7,465
Shareholders' reports -- printing and mailing expenses                 13,855           7,552           6,488         10,543
Stock exchange listing fees                                             4,619             182             164            309
Investor relations expense                                              7,399           3,632           3,323          5,952
Other expenses                                                          7,676           7,670           6,534          7,275
-----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                      523,726         269,651         243,715        424,542
   Custodian fee credit                                                (2,279)         (1,023)         (3,991)        (6,920)
   Expense reimbursement                                                   --         (41,504)        (49,896)       (96,760)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          521,447         227,124         189,828        320,862
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                               2,276,905       1,189,038       1,061,038      1,879,975
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          7,147          (7,045)        (11,440)       (59,506)
   Forward swaps                                                           --              --              --             --
   Futures                                                                 --              --              --             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                    (10,881,468)     (5,000,070)     (4,249,925)    (8,419,238)
   Forward swaps                                                           --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,874,321)     (5,007,115)     (4,261,365)    (8,478,744)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (698,367)       (351,172)       (319,002)      (583,096)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from              (698,367)       (351,172)       (319,002)      (583,096)
   distributions to Preferred shareholders
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                       $  (9,295,783)  $  (4,169,249)  $  (3,519,329)  $ (7,181,865)
=============================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                      INSURED
                                                                MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                      PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                       INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                        (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                               $   2,593,495   $   1,116,871   $   1,462,706   $  1,241,022
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       312,739         132,844         183,946        145,263
Preferred shares -- auction fees                                       42,576          18,784          25,671         20,036
Preferred shares -- dividend disbursing agent fees                      5,011           5,014           5,000          5,007
Shareholders' servicing agent fees and expenses                         2,658             318             312          1,761
Interest expense on floating rate obligations                          45,187          19,362          27,660         27,732
Custodian's fees and expenses                                          13,709           8,430          13,167          6,047
Trustees' fees and expenses                                               999             420             621            444
Professional fees                                                       7,229           5,978           6,204          5,581
Shareholders' reports -- printing and mailing expenses                 12,613           6,698           8,329          7,657
Stock exchange listing fees                                             4,612             139             193            163
Investor relations expense                                              6,802           2,874           3,919          3,233
Other expenses                                                          7,351           7,456           7,595          6,534
-----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                      461,486         208,317         282,617        229,458
   Custodian fee credit                                                (8,298)         (2,310)           (188)        (3,557)
   Expense reimbursement                                                   --         (31,095)        (68,889)            --
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          453,188         174,912         213,540        225,901
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                               2,140,307         941,959       1,249,166      1,015,121
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                        159,000          42,447        (150,701)      (244,519)
   Forward swaps                                                      101,206          62,818              --             --
   Futures                                                            (44,426)        (13,669)             --             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                    (11,223,556)     (4,439,791)     (4,801,016)    (4,595,010)
   Forward swaps                                                      (92,080)        (57,153)             --             --
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (11,099,856)     (4,405,348)     (4,951,717)    (4,839,529)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (619,960)       (270,132)       (373,688)      (291,746)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                           (619,960)       (270,132)       (373,688)      (291,746)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                       $  (9,579,509)  $  (3,733,521)  $  (4,076,239)  $ (4,116,154)
=============================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS(Unaudited)

                                                   CONNECTICUT               CONNECTICUT                 CONNECTICUT
                                               PREMIUM INCOME (NTC)      DIVIDEND ADVANTAGE (NFC)  DIVIDEND ADVANTAGE 2 (NGK)
                                           --------------------------  --------------------------  ---------------------------
                                             SIX MONTHS          YEAR    SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                               11/30/08       5/31/08      11/30/08       5/31/08      11/30/08       5/31/08
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  2,276,905  $  4,463,982  $  1,189,038  $  2,343,257  $  1,061,038  $  2,107,281
Net realized gain (loss) from:
   Investments                                    7,147       298,858        (7,045)      433,225       (11,440)      442,376
   Forward swaps                                     --       487,864            --       348,636            --       273,468
   Futures                                           --            --            --            --            --            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (10,881,468)   (1,365,508)   (5,000,070)     (796,148)   (4,249,925)     (728,130)
   Forward swaps                                     --        47,886            --        37,677            --        28,258
Distributions to Preferred shareholders:
   From net investment income                  (698,367)   (1,196,691)     (351,172)     (617,335)     (319,002)     (540,900)
   From accumulated net realized gains               --       (49,238)           --       (51,129)           --       (52,122)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                (9,295,783)    2,687,153    (4,169,249)    1,698,183    (3,519,329)    1,530,231
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (1,593,101)   (3,298,641)     (859,136)   (1,721,069)     (764,503)   (1,556,110)
From accumulated net realized gains                  --      (154,483)           --      (167,071)           --      (170,904)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                       (1,593,101)   (3,453,124)     (859,136)   (1,888,140)     (764,503)   (1,727,014)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                     --        56,012        27,967        39,414        15,125        18,857
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to
   Common shares from capital share
   transactions                                      --        56,012        27,967        39,414        15,125        18,857
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares              (10,888,884)     (709,959)   (5,000,418)     (150,543)   (4,268,707)     (177,926)
Net assets applicable to Common shares at
   the beginning of period                   76,441,263    77,151,222    37,873,702    38,024,245    34,188,017    34,365,943
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at
   the end of period                       $ 65,552,379  $ 76,441,263  $ 32,873,284  $ 37,873,702  $ 29,919,310  $ 34,188,017
==============================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of period  $    (59,542) $    (44,979) $    (60,823) $    (39,553) $    (45,282) $    (22,815)
==============================================================================================================================

                                 See accompanying notes to financial statements.

                                                  CONNECTICUT             MASSACHUSETTS PREMIUM           MASSACHUSETTS
                                           DIVIDEND ADVANTAGE 3 (NGO)          INCOME (NMT)         DIVIDEND ADVANTAGE (NMB)
                                           --------------------------  --------------------------  ---------------------------
                                             SIX MONTHS          YEAR    SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                  ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                               11/30/08       5/31/08      11/30/08       5/31/08      11/30/08       5/31/08
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $  1,879,975  $  3,774,921  $  2,140,307  $  4,178,667  $    941,959  $  1,833,775
Net realized gain (loss) from:
   Investments                                  (59,506)      142,304       159,000       $55,351        42,447       (51,170)
   Forward swaps                                     --       171,871       101,206       113,292        62,818        43,595
   Futures                                           --            --       (44,426)           --       (13,669)           --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (8,419,238)   (1,287,450)  (11,223,556)   (1,860,524)   (4,439,791)     (945,603)
   Forward swaps                                     --         3,949       (92,080)      131,277       (57,153)       72,832
Distributions to Preferred
   shareholders:
   From net investment income                  (583,096)   (1,099,727)     (619,960)   (1,186,015)     (270,132)     (511,186)
   From accumulated net realized gains               --            --            --       (28,016)           --       (16,392)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                (7,181,865)     1,705,868   (9,579,509)    1,404,032    (3,733,521)      425,851
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (1,290,116)   (2,644,809)   (1,500,498)   (2,943,779)     (673,414)   (1,328,586)
From accumulated net realized gains                  --            --            --       (79,074)           --       (48,600)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                       (1,290,116)   (2,644,809)   (1,500,498)   (3,022,853)     (673,414)   (1,377,186)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                     --        90,750            --        15,691        18,078        14,859
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from capital
   share transactions                                --        90,750            --        15,691        18,078        14,859
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (8,471,981)     (848,191)  (11,080,007)   (1,603,130)   (4,388,857)     (936,476)
Net assets applicable to Common
   shares at the beginning of period         61,476,474    62,324,665    67,720,366    69,323,496    28,135,309    29,071,785
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $ 53,004,493  $ 61,476,474  $ 56,640,359  $ 67,720,366  $ 23,746,452  $ 28,135,309
==============================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of period                               $   (146,085) $   (152,848) $       (691) $    (20,540) $    (41,058) $    (39,471)
==============================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued) (Unaudited)

                                                               INSURED MASSACHUSETTS           MISSOURI PREMIUM
                                                              TAX-FREE ADVANTAGE (NGX)            INCOME (NOM)
                                                            --------------------------  ---------------------------
                                                              SIX MONTHS          YEAR    SIX MONTHS          YEAR
                                                                   ENDED         ENDED         ENDED         ENDED
                                                                11/30/08       5/31/08      11/30/08       5/31/08
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                       $  1,249,166  $  2,451,685  $  1,015,121  $  2,051,885
Net realized gain (loss) from:
   Investments                                                  (150,701)      112,230      (244,519)      $23,306
   Forward swaps                                                      --        41,813            --            --
   Futures                                                            --            --            --            --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                (4,801,016)     (729,499)   (4,595,010)   (1,458,850)
   Forward swaps                                                      --            --            --            --
Distributions to Preferred shareholders:
   From net investment income                                   (373,688)     (703,413)     (291,746)     (465,017)
   From accumulated net realized gains                                --            --            --       (93,600)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              (4,076,239)    1,172,816   (4,116,154)        57,724
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                      (898,704)   (1,769,589)     (754,472)   (1,506,279)
From accumulated net realized gains                                   --            --            --      (291,322)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to Common shareholders      (898,704)   (1,769,589)     (754,472)   (1,797,601)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                           11,623        12,022        28,389        83,533
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from capital share transactions                                11,623        12,022        28,389        83,533
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                              (4,963,320)     (584,751)   (4,842,237)   (1,656,344)
Net assets applicable to Common shares at the beginning
   of period                                                  38,873,432    39,458,183    31,169,871    32,826,215
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   period                                                   $ 33,910,112  $ 38,873,432  $ 26,327,634  $ 31,169,871
===================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of period                              $    (93,661) $    (70,435) $     19,442  $     50,539
===================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Connecticut Dividend Advantage Municipal Fund (NFC), Nuveen Connecticut Dividend Advantage Municipal Fund 2 (NGK), Nuveen Connecticut Dividend Advantage Municipal Fund 3 (NGO), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Massachusetts Dividend Advantage Municipal Fund
(NMB), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX) and Nuveen Missouri Premium Income Municipal Fund (NOM) (collectively, the "Funds"). Common shares of Connecticut Premium Income (NTC) and Massachusetts Premium Income (NMT) are traded on the New York Stock Exchange while Common shares of Connecticut Dividend Advantage (NFC), Connecticut Dividend Advantage 2 (NGK), Connecticut Dividend Advantage 3 (NGO), Massachusetts Dividend Advantage (NMB), Insured Massachusetts Tax-Free Advantage (NGX) and Missouri Premium Income (NOM) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2008, there were no such outstanding purchase commitments in any of the Funds.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of Insured Massachusetts Tax-Free Advantage (NGX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended November 30, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of November 30, 2008, the number of Preferred shares outstanding for each Fund is as follows:

                      CONNECTICUT     CONNECTICUT     CONNECTICUT   CONNECTICUT
                          PREMIUM        DIVIDEND        DIVIDEND      DIVIDEND
                           INCOME       ADVANTAGE     ADVANTAGE 2   ADVANTAGE 3
                            (NTC)           (NFC)           (NGK)         (NGO)
--------------------------------------------------------------------------------
Number of shares:
   Series T                    --             780              --            --
   Series W                    --              --             700            --
   Series TH                1,532              --              --            --
   Series F                    --              --              --         1,280
================================================================================
                                                         INSURED
                    MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS      MISSOURI
                          PREMIUM        DIVIDEND        TAX-FREE       PREMIUM
                           INCOME       ADVANTAGE       ADVANTAGE        INCOME
                            (NMT)           (NMB)           (NGX)         (NOM)
--------------------------------------------------------------------------------
Number of shares:
   Series T                    --             600              --            --
   Series W                    --              --             820            --
   Series TH                1,360              --              --           640
   Series F                    --              --              --            --
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as "floaters" or floating rate obligations, to refinance a portion of the municipal funds' outstanding Preferred shares, whose auctions have been failing for several months. The plan included an initial phase of approximately $1 billion in forty-one funds. As of November 30, 2008, the Funds had not redeem any of their outstanding Preferred shares.

Insurance
Under normal circumstances, Insured Massachusetts Tax-Free Advantage (NGX) will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least "A" at the time of purchase by at least one independent rating agency. In addition, the Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. The Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Fund include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse  Floating Rate  Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as "Interest expense on floating rate obligations" on the Statement of Operations.

During  the  six  months  ended  November  30,  2008,   each  Fund  invested  in
externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is included as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At November 30, 2008, the Funds were not invested in any externally-deposited Recourse Trusts.

                                              CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                  PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                   INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                    (NTC)           (NFC)           (NGK)          (NGO)
---------------------------------------------------------------------------------------------------------
Maximum exposure                            $          --   $          --   $          --   $         --
=========================================================================================================

                                                                                  INSURED
                                            MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                  PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                   INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                    (NMT)           (NMB)           (NGX)          (NOM)
---------------------------------------------------------------------------------------------------------
Maximum exposure                            $          --   $          --   $          --   $         --
=========================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2008, were as follows:

                                              CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                  PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                   INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                    (NTC)           (NFC)           (NGK)          (NGO)
---------------------------------------------------------------------------------------------------------
Average floating rate obligations           $   4,268,421   $   2,116,279   $   1,908,082   $  3,505,033
Average annual interest rate and fees                2.64%           2.64%           2.64%          2.64%
=========================================================================================================

                                                                                  INSURED
                                            MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                  PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                   INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                    (NMT)           (NMB)           (NGX)          (NOM)
---------------------------------------------------------------------------------------------------------
Average floating rate obligations           $   3,273,743   $   1,402,869   $   2,004,098   $  2,225,000
Average annual interest rate and fees                2.75%           2.75%           2.75%          2.49%
=========================================================================================================

Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Massachusetts Premium Income (NMT) and Massachusetts Dividend Advantage (NMB) were the only Funds invested in forward interest rate swap transactions during the six months ended November 30, 2008.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Massachusetts Premium Income (NMT) and Massachusetts Dividend Advantage (NMB) were the only Funds invested in futures contracts during the six months ended November 30, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant    unobservable   inputs  (including    management's
                assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of November 30, 2008:

CONNECTICUT PREMIUM INCOME (NTC)                            LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $  103,020,768   $            --   $   103,020,768
========================================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE (NFC)                        LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   52,371,661   $            --   $    52,371,661
========================================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)                      LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   47,401,225   $            --   $    47,401,225
========================================================================================================================

CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)                      LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   81,584,796   $            --   $    81,584,796
========================================================================================================================

MASSACHUSETTS PREMIUM INCOME (NMT)                          LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   90,620,025   $       421,685   $    91,041,710
========================================================================================================================

MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)                      LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   37,993,440   $       843,371   $    38,836,811
========================================================================================================================

INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)              LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   55,037,634   $            --   $    55,037,634
========================================================================================================================

MISSOURI PREMIUM INCOME (NOM)                               LEVEL 1          LEVEL 2           LEVEL 3             TOTAL
------------------------------------------------------------------------------------------------------------------------
Investments                                         $            --   $   40,564,023   $            --   $    40,564,023
========================================================================================================================

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                                  MASSACHUSETTS   MASSACHUSETTS
                                                                        PREMIUM        DIVIDEND
                                                                         INCOME       ADVANTAGE
                                                                          (NMT)           (NMB)
                                                                        LEVEL 3         LEVEL 3
                                                                    INVESTMENTS     INVESTMENTS
-----------------------------------------------------------------------------------------------
Balance as of May 31, 2008                                        $     389,384   $     778,768
   Gains (losses):
      Net realized gains (losses)                                            --              --
      Net change in unrealized appreciation (depreciation)               32,301          64,603
   Net purchases at cost (sales at proceeds)                                 --              --
   Net discounts (premiums)                                                  --              --
   Net transfers in to (out of) at end of period fair value                  --              --
-----------------------------------------------------------------------------------------------
Balance as of November 30, 2008                                   $     421,685   $     843,371
===============================================================================================

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

3. FUND SHARES

Common Shares
On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the six months ended November 30, 2008.

Transactions in Common shares were as follows:

                                              CONNECTICUT                   CONNECTICUT DIVIDEND          CONNECTICUT DIVIDEND
                                           PREMIUM INCOME (NTC)                ADVANTAGE (NFC)              ADVANTAGE 2 (NGK)
                                       -----------------------------  ------------------------------  -----------------------------
                                          SIX MONTHS            YEAR      SIX MONTHS            YEAR      SIX MONTHS           YEAR
                                               ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                            11/30/08         5/31/08        11/30/08         5/31/08        11/30/08        5/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of                         --           3,915           1,966           2,675           1,051          1,265
   distributions
===================================================================================================================================

                                           CONNECTICUT DIVIDEND                MASSACHUSETTS              MASSACHUSETTS DIVIDEND
                                            ADVANTAGE 3 (NGO)               PREMIUM INCOME (NMT)               ADVANTAGE (NMB)
                                       -----------------------------  ------------------------------  -----------------------------
                                          SIX MONTHS            YEAR      SIX MONTHS            YEAR      SIX MONTHS           YEAR
                                               ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
                                            11/30/08         5/31/08        11/30/08         5/31/08        11/30/08        5/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of                         --           6,503              --           1,090           1,346          1,004
   distributions
===================================================================================================================================

                                                                                 INSURED
                                                                          MASSACHUSETTS TAX-FREE                MISSOURI
                                                                             ADVANTAGE (NGX)              PREMIUM INCOME (NOM)
                                                                      ------------------------------  -----------------------------
                                                                          SIX MONTHS            YEAR      SIX MONTHS           YEAR
                                                                               ENDED           ENDED           ENDED          ENDED
                                                                            11/30/08         5/31/08        11/30/08        5/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of                                                        886             863           2,175          5,970
   distributions
===================================================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2008, were as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                             $           --  $           --  $           --  $          --
Sales and maturities                                                       4,280,153       1,526,595       1,033,520      4,651,580
===================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                             $      985,653  $      480,326  $           --  $     551,075
Sales and maturities                                                       4,229,900       1,685,103       2,626,756      3,249,850
===================================================================================================================================

5. INCOME TAX INFORMATION

The  following  information  is  presented  on an income tax basis.  Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing  differences  in  recognizing  certain  gains and  losses  on  investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2008, the cost of investments was as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                   $  109,440,499  $   54,871,840  $   49,237,278  $  87,108,115
====================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                   $   98,346,006  $   41,821,226  $   57,281,817  $  42,723,508
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2008, were as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                       $      776,964  $      792,311  $      685,012  $     680,159
   Depreciation                                                          (10,271,511)     (4,817,399)     (3,895,983)    (8,728,327)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $   (9,494,547) $   (4,025,088) $   (3,210,971) $  (8,048,168)
====================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                       $    1,657,033  $      421,854  $    1,113,346  $   1,200,995
   Depreciation                                                          (11,411,304)     (4,456,258)     (4,857,514)    (5,584,016)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             $   (9,754,271) $   (4,034,404) $   (3,744,168) $  (4,383,021)
====================================================================================================================================

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2008, the Funds' last tax year end, were as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                  $      194,231  $       68,567  $       75,481  $      35,434
Undistributed net ordinary income **                                         488,906         226,061         275,669             --
Undistributed net long-term capital gains                                     60,678         147,900         112,806             --
===================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*                                  $      160,328  $       45,010  $       82,161  $     162,256
Undistributed net ordinary income **                                          39,566              --              --             --
Undistributed net long-term capital gains                                     69,077              --              --             --
===================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2008, paid on June 2, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $    4,528,844  $    2,336,458  $    2,101,642  $   3,755,918
Distributions from net ordinary income **                                         --           5,381              --            102
Distributions from net long-term capital gains                               203,721         218,200         223,026             --
===================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $    4,147,682  $    1,843,671  $    2,465,317  $   1,987,482
Distributions from net ordinary income **                                         --              --              --             --
Distributions from net long-term capital gains                               107,090          64,958              --        384,860
===================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2008, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                                            INSURED
                                                                                                         CONNECTICUT  MASSACHUSETTS
                                                                                                            DIVIDEND       TAX-FREE
                                                                                                         ADVANTAGE 3      ADVANTAGE
                                                                                                               (NGO)          (NGX)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2013                                                                                       $       35,642  $      18,655
   May 31, 2014                                                                                              111,331        427,135
   May 31, 2015                                                                                              211,213             --
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 $      358,186  $     445,790
====================================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through May 31, 2008, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                           $       47,203  $       22,492  $       64,928  $      16,463
====================================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                                   CONNECTICUT PREMIUM INCOME (NTC)
                                                                                                 MASSACHUSETTS PREMIUM INCOME (NMT)
                                                                                                      MISSOURI PREMIUM INCOME (NOM)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For the next $3 billion                                                                                                       .3875
For net assets over $5 billion                                                                                                .3750
====================================================================================================================================

                                                                                               CONNECTICUT DIVIDEND ADVANTAGE (NFC)
                                                                                             CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
                                                                                             CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
                                                                                             MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
                                                                                     INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                                FUND-LEVEL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                    .4500%
For the next $125 million                                                                                                     .4375
For the next $250 million                                                                                                     .4250
For the next $500 million                                                                                                     .4125
For the next $1 billion                                                                                                       .4000
For net assets over $2 billion                                                                                                .3750
====================================================================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of November 30, 2008, the complex-level fee rate was .2000%.

| Notes to
| FINANCIAL STATEMENTS  (continued)  (Unaudited)

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)          EFFECTIVE RATE AT BREAKPOINT LEVEL
-------------------------------------------------------------------------------------
$55 billion                                                                    .2000%
$56 billion                                                                    .1996
$57 billion                                                                    .1989
$60 billion                                                                    .1961
$63 billion                                                                    .1931
$66 billion                                                                    .1900
$71 billion                                                                    .1851
$76 billion                                                                    .1806
$80 billion                                                                    .1773
$91 billion                                                                    .1691
$125 billion                                                                   .1599
$200 billion                                                                   .1505
$250 billion                                                                   .1469
$300 billion                                                                   .1445
=====================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Connecticut Dividend Advantage's (NFC) and Massachusetts Dividend Advantage's (NMB) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                    YEAR ENDING
JANUARY 31,                    JANUARY 31,
-----------------------------------------------------
2001*               .30%       2007              .25%
2002                .30        2008              .20
2003                .30        2009              .15
2004                .30        2010              .10
2005                .30        2011              .05
2006                .30
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage (NFC) and Massachusetts Dividend Advantage (NMB) for any portion of their fees and expenses beyond January 31, 2011.

For the first ten years of Connecticut Dividend Advantage 2's (NGK) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                    YEAR ENDING
MARCH 31,                      MARCH 31,
-----------------------------------------------------
2002*               .30%       2008              .25%
2003                .30        2009              .20
2004                .30        2010              .15
2005                .30        2011              .10
2006                .30        2012              .05
2007                .30
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 2 (NGK) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Connecticut Dividend Advantage 3's (NGO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                    YEAR ENDING
SEPTEMBER 30,                  SEPTEMBER 30,
-----------------------------------------------------
2002*               .32%       2007              .32%
2003                .32        2008              .24
2004                .32        2009              .16
2005                .32        2010              .08
2006                .32
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Connecticut Dividend Advantage 3 (NGO) for any portion of its fees and expenses beyond September 30, 2010.

For the first eight years of Insured Massachusetts Tax-Free Advantage's (NGX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                    YEAR ENDING
NOVEMBER 30,                   NOVEMBER 30,
-----------------------------------------------------
2002*               .32%       2007              .32%
2003                .32        2008              .24
2004                .32        2009              .16
2005                .32        2010              .08
2006                .32
=====================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Massachusetts Tax-Free Advantage
(NGX) for any portion of its fees and expenses beyond November 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

| Notes to
| FINANCIAL STATEMENTS (continued) (Unaudited)

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 31, 2008, to shareholders of record on December 15, 2008, as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT    CONNECTICUT
                                                                             PREMIUM        DIVIDEND        DIVIDEND       DIVIDEND
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2    ADVANTAGE 3
                                                                               (NTC)           (NFC)           (NGK)          (NGO)
-----------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                    $        .0500  $        .0555  $        .0550  $       .0500
===================================================================================================================================

                                                                                                             INSURED
                                                                       MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS       MISSOURI
                                                                             PREMIUM        DIVIDEND        TAX-FREE        PREMIUM
                                                                              INCOME       ADVANTAGE       ADVANTAGE         INCOME
                                                                               (NMT)           (NMB)           (NGX)          (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                                    $        .0535  $        .0580  $        .0555  $       .0545
===================================================================================================================================

At the same time, the following Funds declared capital gains and/or ordinary income distributions as follows:

                                                                         CONNECTICUT     CONNECTICUT     CONNECTICUT  MASSACHUSETTS
                                                                             PREMIUM        DIVIDEND        DIVIDEND        PREMIUM
                                                                              INCOME       ADVANTAGE     ADVANTAGE 2         INCOME
                                                                               (NTC)           (NFC)           (NGK)          (NMT)
-----------------------------------------------------------------------------------------------------------------------------------
Capital gains distribution per share                                  $        .0083  $        .0422  $        .0362  $       .0230
Ordinary income distribution per share*                                        .0664           .0637           .0884          .0184
===================================================================================================================================

* Ordinary income consist of taxable market discount income and net short-term capital gains, if any.

|  Financial
|  HIGHLIGHTS(Unaudited)

|  Financial
|  HIGHLIGHTS(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                          Investment Operations
                                                   ------------------------------------------------------------------
                                                                              Distributions   Distributions
                                                                                   from Net            from
                                       Beginning                                 Investment         Capital
                                          Common                       Net        Income to        Gains to
                                           Share          Net     Realized/       Preferred       Preferred
                                       Net Asset   Investment    Unrealized           Share-          Share-
                                           Value       Income   Gain (Loss)         holders+        holders+    Total
---------------------------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                $   14.25   $      .42   $     (2.02)  $        (.13)  $          --   $ (1.73)
2008                                       14.39          .83          (.09)           (.22)           (.01)      .51
2007                                       14.42          .83           .07            (.20)           (.01)      .69
2006                                       15.26          .84          (.54)           (.14)           (.03)      .13
2005                                       14.60          .88           .75            (.09)             --      1.54
2004                                       15.56          .93          (.96)           (.05)             --      (.08)
CONNECTICUT DIVIDEND ADVANTAGE (NFC)
---------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    14.69          .46         (1.94)           (.14)             --     (1.62)
2008                                       14.76          .91           .01            (.24)           (.02)      .66
2007                                       14.75          .92           .04            (.22)             --       .74
2006                                       15.39          .93          (.55)           (.17)             --       .21
2005                                       14.56          .95           .86            (.09)             --      1.72
2004                                       15.53          .97         (1.00)           (.05)             --      (.08)
=====================================================================================================================

                                             Less Distributions
                                       ------------------------------
                                              Net                           Offering
                                       Investment    Capital               Costs and      Ending
                                        Income to   Gains to               Preferred      Common
                                           Common     Common                   Share       Share    Ending
                                           Share-     Share-            Underwriting   Net Asset    Market
                                          holders    holders    Total      Discounts       Value     Value
----------------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                $     (.30)  $     --   $ (.30) $          --   $   12.22   $ 10.39
2008                                         (.62)      (.03)    (.65)            --       14.25     14.08
2007                                         (.65)      (.07)    (.72)            --       14.39     14.91
2006                                         (.75)      (.22)    (.97)            --       14.42     13.95
2005                                         (.87)      (.01)    (.88)            --       15.26     15.81
2004                                         (.88)        --     (.88)            --       14.60     14.47
CONNECTICUT DIVIDEND ADVANTAGE (NFC)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                      (.33)        --     (.33)            --       12.74     11.67
2008                                         (.67)      (.06)    (.73)            --       14.69     14.93
2007                                         (.73)        --     (.73)            --       14.76     16.37
2006                                         (.85)        --     (.85)            --       14.75     16.26
2005                                         (.89)        --     (.89)            --       15.39     15.73
2004                                         (.89)        --     (.89)            --       14.56     14.12
==========================================================================================================

                                                                                 Ratios/Supplemental Data
                                                              -------------------------------------------------------------

                                                                                       Ratios to Average Net Assets
                                                                                       Applicable to Common Shares
                                           Total Returns                               Before Credit/Reimbursement
                                         ------------------                  ----------------------------------------------

                                                      Based         Ending
                                                         on            Net
                                          Based      Common         Assets
                                             on   Share Net     Applicable        Expenses          Expenses             Net
                                         Market       Asset      to Common       Including         Excluding      Investment
                                          Value*      Value*  Shares (000)        Interest++(a)     Interest++(a)     Income++
-------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  (24.42)%    (12.29)% $     65,552            1.46***           1.30%***       6.32%***
2008                                      (1.08)       3.60         76,441            1.30              1.27           5.82
2007                                      12.33        4.79         77,151            1.24              1.24           5.67
2006                                      (6.00)        .88         77,278            1.25              1.25           5.66
2005                                      15.61       10.82         81,529            1.24              1.24           5.81
2004                                     (10.80)       (.51)        77,725            1.23              1.23           6.16
CONNECTICUT DIVIDEND ADVANTAGE (NFC)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  (19.86)     (11.13)        32,873            1.51***           1.35***        6.41***
2008                                      (4.10)       4.62         37,874            1.33              1.31           5.90
2007                                       5.46        5.05         38,024            1.29              1.29           5.78
2006                                       8.79        1.38         37,905            1.29              1.29           5.70
2005                                      17.89       12.06         39,464            1.29              1.29           5.81
2004                                      (8.64)       (.56)        37,238            1.26              1.26           5.97
===============================================================================================================================

                                                            Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                                 Ratios to Average Net Assets
                                                 Applicable to Common Shares
                                                After Credit/Reimbursement**
                                       ----------------------------------------------
                                            Expenses          Expenses             Net    Portfolio
                                           Including         Excluding      Investment     Turnover
                                            Interest++(a)     Interest++(a)     Income++       Rate

----------------------------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                         1.45***           1.29%***       6.33%***        --%
2008                                            1.28              1.26           5.84            22
2007                                            1.21              1.21           5.69             8
2006                                            1.23              1.23           5.68            16
2005                                            1.24              1.24           5.82            12
2004                                            1.23              1.23           6.16            15
CONNECTICUT DIVIDEND ADVANTAGE (NFC)
----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                         1.27***           1.11***        6.65***         --
2008                                            1.03              1.01           6.20            20
2007                                             .92               .92           6.16             9
2006                                             .84               .84           6.14            14
2005                                             .83               .83           6.27             9
2004                                             .80               .80           6.44             4
====================================================================================================

                                             Preferred Shares at End of Period
                                           -------------------------------------
                                             Aggregate   Liquidation
                                                Amount    and Market       Asset
                                           Outstanding         Value    Coverage
                                                 (000)     Per Share   Per Share
--------------------------------------------------------------------------------
CONNECTICUT PREMIUM INCOME (NTC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    $    38,300   $    25,000   $  67,789
2008                                            38,300        25,000      74,896
2007                                            38,300        25,000      75,360
2006                                            38,300        25,000      75,443
2005                                            38,300        25,000      78,217
2004                                            38,300        25,000      75,734
CONNECTICUT DIVIDEND ADVANTAGE (NFC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                         19,500        25,000      67,145
2008                                            19,500        25,000      73,556
2007                                            19,500        25,000      73,749
2006                                            19,500        25,000      73,596
2005                                            19,500        25,000      75,595
2004                                            19,500        25,000      72,740
================================================================================




* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  78-79 spread

|  Financial
|  HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                            Investment Operations
                                                     --------------------------------------------------------------------
                                                                                Distributions   Distributions
                                                                                     from Net            from
                                         Beginning                                 Investment         Capital
                                            Common                        Net       Income to        Gains to
                                             Share          Net     Realized/       Preferred       Preferred
                                         Net Asset   Investment    Unrealized           Share-          Share-
                                             Value       Income   Gain (Loss)         holders+        holders+     Total
-------------------------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  $   14.76   $      .46   $     (1.84)  $        (.14)  $          --   $  (1.52)
2008                                         14.85          .91          (.01)           (.23)           (.02)       .65
2007                                         14.86          .91           .08            (.22)           (.01)       .76
2006                                         15.64          .91          (.60)           (.17)           (.01)       .13
2005                                         15.01          .92           .74            (.09)             --       1.57
2004                                         16.23          .96         (1.13)           (.04)           (.01)      (.22)
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                      14.08          .43         (1.94)           (.13)             --      (1.64)
2008                                         14.30          .87          (.23)           (.25)             --        .39
2007                                         14.18          .86           .13            (.23)             --        .76
2006                                         14.78          .84          (.54)           (.18)             --        .12
2005                                         13.97          .86           .83            (.10)             --       1.59
2004                                         15.06          .88         (1.14)           (.05)             --       (.31)
=========================================================================================================================

                                               Less Distributions
                                         ------------------------------
                                                Net                           Offering
                                         Investment    Capital               Costs and      Ending
                                          Income to   Gains to               Preferred      Common
                                             Common     Common                   Share       Share    Ending
                                             Share-     Share-            Underwriting   Net Asset    Market
                                            holders    holders    Total      Discounts       Value     Value
------------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  $     (.33)  $     --   $ (.33)  $         --   $   12.91   $ 11.80
2008                                           (.67)      (.07)    (.74)            --       14.76     15.00
2007                                           (.73)      (.04)    (.77)            --       14.85     16.38
2006                                           (.83)      (.08)    (.91)            --       14.86     16.60
2005                                           (.87)      (.07)    (.94)            --       15.64     15.98
2004                                           (.87)      (.12)    (.99)          (.01)      15.01     14.14
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                        (.30)        --     (.30)            --       12.14     11.50
2008                                           (.61)        --     (.61)            --       14.08     13.63
2007                                           (.64)        --     (.64)            --       14.30     14.70
2006                                           (.72)        --     (.72)            --       14.18     14.09
2005                                           (.78)        --     (.78)            --       14.78     14.54
2004                                           (.78)        --     (.78)            --       13.97     13.00
============================================================================================================

                                                                                      Ratios/Supplemental Data
                                                                -------------------------------------------------------------
                                                                                          Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                             Total Returns                                Before Credit/Reimbursement
                                         --------------------                  ----------------------------------------------
                                                        Based         Ending
                                                           on            Net
                                            Based      Common         Assets
                                               on   Share Net     Applicable        Expenses          Expenses             Net
                                           Market       Asset      to Common       Including         Excluding      Investment
                                            Value*      Value*  Shares (000)        Interest++(a)     Interest++(a)     Income++
--------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    (19.39)%    (10.41)% $     29,919            1.51***           1.35%***       6.23%***
2008                                        (3.63)       4.54         34,188            1.36              1.33           5.79
2007                                         3.58        5.13         34,366            1.31              1.31           5.60
2006                                         9.78         .84         34,352            1.29              1.29           5.51
2005                                        19.92       10.70         36,105            1.28              1.28           5.52
2004                                        (4.65)      (1.48)        34,646            1.25              1.25           5.73
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    (13.62)     (11.80)        53,004            1.46***           1.30***        6.12***
2008                                        (3.07)       2.79         61,476            1.29              1.27           5.70
2007                                         9.15        5.42         62,325            1.26              1.26           5.44
2006                                         1.84         .83         61,826            1.24              1.24           5.30
2005                                        18.17       11.60         64,324            1.24              1.24           5.40
2004                                        (8.92)      (2.08)        60,774            1.24              1.24           5.58
================================================================================================================================

                                                            Ratios/Supplemental Data
                                         ------------------------------------------------------------
                                                  Ratios to Average Net Assets
                                                  Applicable to Common Shares
                                                   After Credit/Reimbursement**
                                         ----------------------------------------------
                                              Expenses          Expenses             Net    Portfolio
                                             Including         Excluding      Investment     Turnover
                                              Interest++(a)     Interest++(a)     Income++       Rate

------------------------------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                           1.17***           1.02%***       6.57%***        --%
2008                                               .98               .95           6.17            23
2007                                               .85               .85           6.06            12
2006                                               .83               .83           5.97            11
2005                                               .82               .82           5.98            12
2004                                               .80               .80           6.18            10
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
-----------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                           1.11***            .95***        6.48***         --
2008                                               .86               .84           6.13            24
2007                                               .76               .76           5.94            15
2006                                               .74               .74           5.80             9
2005                                               .76               .76           5.89             9
2004                                               .74               .74           6.08            14
======================================================================================================

                                            Preferred Shares at End of Period
                                          --------------------------------------
                                            Aggregate   Liquidation
                                               Amount    and Market       Asset
                                          Outstanding         Value    Coverage
                                                (000)     Per Share   Per Share
--------------------------------------------------------------------------------
CONNECTICUT DIVIDEND ADVANTAGE 2 (NGK)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                   $    17,500   $    25,000   $  67,742
2008                                           17,500        25,000      73,840
2007                                           17,500        25,000      74,094
2006                                           17,500        25,000      74,074
2005                                           17,500        25,000      76,579
2004                                           17,500        25,000      74,495
CONNECTICUT DIVIDEND ADVANTAGE 3 (NGO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                        32,000        25,000      66,410
2008                                           32,000        25,000      73,028
2007                                           32,000        25,000      73,691
2006                                           32,000        25,000      73,302
2005                                           32,000        25,000      75,253
2004                                           32,000        25,000      72,480
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  80-81 spread

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                           Investment Operations
                                                     ---------------------------------------------------------------------
                                                                                Distributions   Distributions
                                                                                     from Net            from
                                         Beginning                                 Investment         Capital
                                            Common                        Net       Income to        Gains to
                                             Share          Net     Realized/       Preferred       Preferred
                                         Net Asset   Investment    Unrealized           Share-          Share-
                                             Value       Income   Gain (Loss)         holders+        holders+      Total
--------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                  $   14.22   $      .45   $     (2.33)  $        (.13)  $          --     $ (2.01)
2008                                         14.56          .88          (.32)           (.25)           (.01)        .30
2007                                         14.45          .88           .13            (.23)             --***      .78
2006                                         15.10          .88          (.50)           (.18)             --         .20
2005                                         14.34          .91           .81            (.08)             --        1.64
2004                                         15.30          .94          (.97)           (.05)             --        (.08)
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                      14.36          .48         (2.25)           (.14)             --       (1.91)
2008                                         14.84          .94          (.45)           (.26)           (.01)        .22
2007                                         14.83          .93           .08            (.25)             --         .76
2006                                         15.65          .95          (.54)           (.17)           (.02)        .22
2005                                         14.84          .97           .95            (.08)             --        1.84
2004                                         16.00         1.00         (1.11)           (.04)           (.01)       (.16)
==========================================================================================================================


                                                   Less Distributions
                                           --------------------------------

                                                  Net                             Offering
                                           Investment    Capital                 Costs and      Ending
                                            Income to   Gains to                 Preferred      Common
                                               Common     Common                     Share       Share    Ending
                                                Share-     Share-             Underwriting   Net Asset    Market
                                              holders    holders      Total      Discounts       Value     Value
----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
----------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    $     (.32)  $     --     $ (.32)  $         --   $   11.89   $ 10.00
2008                                             (.62)      (.02)      (.64)            --       14.22     13.61
2007                                             (.67)        --***    (.67)            --       14.56     14.33
2006                                             (.81)      (.04)      (.85)            --       14.45     14.35
2005                                             (.88)        --       (.88)            --       15.10     16.14
2004                                             (.88)        --       (.88)            --       14.34     14.35
----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
----------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                          (.34)        --       (.34)            --       12.11     11.09
2008                                             (.68)      (.02)      (.70)            --       14.36     14.61
2007                                             (.75)        --       (.75)            --       14.84     16.28
2006                                             (.85)      (.19)     (1.04)            --       14.83     15.53
2005                                             (.92)      (.11)     (1.03)            --       15.65     17.45
2004                                             (.92)      (.08)     (1.00)            --       14.84     14.88
================================================================================================================



                                                                                        Ratios/Supplemental Data
                                                                   ----------------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                            Total Returns                                   Before Credit/Reimbursement
                                    ------------------------------                 ------------------------------------------------
                                                                       Ending Net
                                                         Based on          Assets
                                                           Common      Applicable       Expenses         Expenses            Net
                                         Based on       Share Net       to Common      Including        Excluding      Investment
                                     Market Value*    Asset Value*   Shares (000)       Interest++(a)    Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    (24.50)%        (14.34)%  $     56,640           1.46****      1.31%****       6.72%****
2008                                         (.48)           2.08          67,720           1.26          1.26            6.09
2007                                         4.60            5.47          69,323           1.24          1.24            5.97
2006                                        (6.14)           1.41          68,776           1.25          1.25            5.98
2005                                        18.97           11.74          71,648           1.24          1.24            6.15
2004                                        (9.51)           (.51)         67,806           1.24          1.24            6.37
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                    (22.05)         (13.45)         23,746           1.58****      1.43****        6.89****
2008                                        (5.73)           1.55          28,135           1.32          1.32            6.11
2007                                        10.04            5.14          29,072           1.33          1.33            5.84
2006                                        (5.23)           1.49          29,004           1.29          1.29            5.79
2005                                        24.96           12.76          30,539           1.31          1.31            5.83
2004                                        (3.74)          (1.03)         28,904           1.27          1.27            6.05
===================================================================================================================================

                                                                              Ratios/Supplemental Data
                                                        ---------------------------------------------------------------------
                                                                  Ratios to Average Net Assets
                                                                   Applicable to Common Shares
                                                                   After Credit/Reimbursement**
                                                        --------------------------------------------------
                                                           Expenses           Expenses                 Net         Portfolio
                                                          Including          Excluding          Investment          Turnover
                                                           Interest++(a)      Interest++(a)         Income++            Rate
-----------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:                                               1.43****           1.29%****           6.75%****            1%
2009(b)                                                        1.24               1.24                6.11                14
2008                                                           1.23               1.23                5.98                 9
2007                                                           1.24               1.24                6.00                13
2006                                                           1.24               1.24                6.16                18
2005                                                           1.23               1.23                6.38                22
2004
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                        1.33****           1.18****            7.14****             1
2008                                                           1.02               1.02                6.42                15
2007                                                            .95                .95                6.21                 9
2006                                                            .83                .83                6.24                13
2005                                                            .86                .86                6.28                12
2004                                                            .81                .81                6.51                26
=============================================================================================================================

                                            Preferred Shares at End of Period
                                          -------------------------------------
                                            Aggregate   Liquidation
                                               Amount    and Market       Asset
                                          Outstanding         Value    Coverage
                                                (000)     Per Share   Per Share
-------------------------------------------------------------------------------
MASSACHUSETTS PREMIUM INCOME (NMT)
-------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                   $    34,000   $    25,000   $  66,647
2008                                           34,000        25,000      74,794
2007                                           34,000        25,000      75,973
2006                                           34,000        25,000      75,571
2005                                           34,000        25,000      77,682
2004                                           34,000        25,000      74,857
MASSACHUSETTS DIVIDEND ADVANTAGE (NMB)
-------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                        15,000        25,000      64,577
2008                                           15,000        25,000      71,892
2007                                           15,000        25,000      73,453
2006                                           15,000        25,000      73,340
2005                                           15,000        25,000      75,899
2004                                           15,000        25,000      73,173
===============================================================================





* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  82-83 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                               Investment Operations
                                                ----------------------------------------------------------------------------
                                                                                 Distribution      Distributio
                                                                                     from Net             from
                                Beginning                                          Investment          Capital
                                   Common                             Net           Income to         Gains to
                                    Share              Net      Realized/           Preferred        Preferred
                                Net Asset       Investment     Unrealized              Share-           Share-
                                    Value           Income     Gain (Loss)            holders+         holders+       Total
----------------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                         $   14.28       $      .46     $    (1.82)       $       (.14)     $        --     $  (1.50)
2008                                14.50              .90           (.21)               (.26)              --          .43
2007                                14.39              .90            .08                (.25)              --          .73
2006                                14.93              .90           (.53)               (.20)              --          .17
2005                                14.04              .92            .90                (.09)              --         1.73
2004                                15.25              .94          (1.22)               (.06)              --         (.34)
MISSOURI PREMIUM INCOME (NOM)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                             13.52              .44          (2.09)               (.13)              --        (1.78)
2008                                14.27              .89           (.62)               (.20)            (.04)         .03
2007                                14.40              .90           (.08)               (.23)              --***       .59
2006                                15.11              .92           (.51)               (.17)            (.01)         .23
2005                                14.37              .94            .77                (.09)              --         1.62
2004                                15.40              .96          (1.05)               (.06)              --         (.15)
============================================================================================================================

                                             Less Distributions
                               -------------------------------------------
                                      Net                                              Offering
                               Investment            Capital                           Costs and             Ending
                                Income to           Gains to                           Preferred             Common
                                   Common             Common                               Share              Share          Ending
                                   Share-             Share-                        Underwriting          Net Asset          Market
                                  holders            holders         Total             Discounts              Value           Value
-----------------------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                        $     (.33)          $     --        $ (.33)        $          --          $   12.45         $ 11.59
2008                                 (.65)                --          (.65)                   --              14.28           14.14
2007                                 (.62)                --          (.62)                   --              14.50           14.45
2006                                 (.71)                --          (.71)                   --              14.39           13.43
2005                                 (.84)                --          (.84)                   --              14.93           15.94
2004                                 (.86)              (.01)         (.87)                   --              14.04           13.90
-----------------------------------------------------------------------------------------------------------------------------------
MISSOURI PREMIUM INCOME (NOM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                              (.33)                --          (.33)                   --              11.41           11.00
2008                                 (.65)              (.13)         (.78)                   --              13.52           14.76
2007                                 (.72)                            (.72)                   --              14.27           16.56
2006                                 (.84)              (.10)         (.94)                   --              14.40           16.35
2005                                 (.88)                --          (.88)                   --              15.11           17.90
2004                                 (.88)                --          (.88)                   --              14.37           15.15
===================================================================================================================================

                                                                                   Ratios/Supplemental Data
                                                             --------------------------------------------------------------------

                                                                                          Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                        Total Returns                                     Before Credit/Reimbursement
                                   ---------------------                    -----------------------------------------------------

                                                   Based           Ending
                                                      on              Net
                                     Based        Common           Assets
                                        on     Share Net       Applicable        Expenses            Expenses              Net
                                    Market         Asset        to Common       Including           Excluding       Investment
                                     Value*        Value*    Shares (000)        Interest++(a)       Interest++(a)      Income++
---------------------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                             (15.94)%      (10.62)%   $     33,910            1.54****         1.38%****         6.41%****
2008                                  2.49          3.04           38,873            1.29             1.29%             5.82
2007                                 12.49          5.12           39,458            1.28             1.28              5.67
2006                                (11.62)         1.20           39,179            1.29             1.29              5.66
2005                                 20.95         12.62           40,611            1.27             1.27              5.83
2004                                 (6.83)        (2.18)          38,121            1.28             1.28              5.94
MISSOURI PREMIUM INCOME (NOM)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                             (23.50)       (13.36)          26,328            1.57****         1.38****           6.91****
2008                                 (5.74)          .26           31,170            1.52             1.31               6.43
2007                                  5.98          4.17           32,826            1.39             1.30               6.15
2006                                 (3.53)         1.57           32,934            1.29             1.29               6.20
2005                                 24.38         11.54           34,219            1.29             1.29               6.29
2004                                 (5.35)        (1.00)          32,231            1.27             1.27               6.44
=================================================================================================================================

                                                                         Ratios/Supplemental Data
                                                    -----------------------------------------------------------------
                                                                Ratios to Average Net Assets
                                                                Applicable to Common Shares
                                                                After Credit/Reimbursement**
                                                    --------------------------------------------------
                                                         Expenses           Expenses               Net      Portfolio
                                                        Including           Excluding       Investment       Turnover
                                                         Interest++(a)       Interest++(a)      Income++         Rate
----------------------------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                      1.16****            1.01%****        6.79%****        --%
2008                                                          .84                 .84             6.26             13
2007                                                          .77                 .77             6.17              6
2006                                                          .79                 .79             6.16              5
2005                                                          .79                 .79             6.31              2
2004                                                          .75                 .75             6.46             97
MISSOURI PREMIUM INCOME (NOM)
----------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                                      1.54****            1.35****         6.94****          1
2008                                                         1.51                1.30             6.44              5
2007                                                         1.37                1.27             6.18             16
2006                                                         1.27                1.27             6.22              9
2005                                                         1.28                1.28             6.30             17
2004                                                         1.26                1.26             6.45             24
======================================================================================================================

                                                     Preferred Shares at End of Period
                                          --------------------------------------------------------
                                            Aggregate           Liquidation
                                               Amount            and Market                  Asset
                                          Outstanding                 Value               Coverage
                                                (000)             Per Share              Per Share
--------------------------------------------------------------------------------------------------
INSURED MASSACHUSETTS TAX-FREE ADVANTAGE (NGX)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                   $    20,500           $    25,000              $  66,354
2008                                           20,500                25,000                 72,407
2007                                           20,500                25,000                 73,120
2006                                           20,500                25,000                 72,779
2005                                           20,500                25,000                 74,526
2004                                           20,500                25,000                 71,489
--------------------------------------------------------------------------------------------------
MISSOURI PREMIUM INCOME (NOM)
--------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009(b)                                        16,000                25,000                 66,137
2008                                           16,000                25,000                 73,703
2007                                           16,000                25,000                 76,291
2006                                           16,000                25,000                 76,460
2005                                           16,000                25,000                 78,468
2004                                           16,000                25,000                 75,360
==================================================================================================




* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the six months ended November 30, 2008.

                                 See accompanying notes to financial statements.

                                  84-85 spread

      Reinvest Automatically
      EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

      NUVEEN CLOSED-END FUNDS DIVIDEND  REINVESTMENT PLAN

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      EASY AND CONVENIENT

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      HOW SHARES ARE PURCHASED

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

      FLEXIBLE

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

      Glossary of
      TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each  Fund  has  filed  with  the   Securities   and  Exchange   Commission  the
certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF TRUSTEES
John P.  Amboian
Robert P.  Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence,  RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since  1898,  financial  advisors  and  their  clients  have  relied  on  Nuveen
Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/etf

                                                      Share prices Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

ESA-B-1108D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Connecticut Dividend Advantage Municipal Fund 3
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: February 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: February 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: February 6, 2009
    -------------------------------------------------------------------